FIRST CONSENT TO

                           CREDIT FACILITIES AGREEMENT

     This FIRST CONSENT TO CREDIT FACILITIES AGREEMENT (this "Agreement") is entered into and effective as of September 20, 2001, by and among Pomeroy Computer Resources, Inc., Pomeroy Select Integration Solutions, Inc., Pomeroy Select Advisory Services, Inc., Pomeroy Computer Resources Sales Company, Inc., Pomeroy Computer Resources Holding Company, Inc., Pomeroy Computer Resources Operations, LLP, Technology Integration Financial Services, Inc., T.I.F.S. Advisory Services, Inc., TheLinc, LLC and Val Tech Computer Systems, Inc. (collectively and separately referred to as, "Borrower"), and Deutsche Financial Services Corporation ("DFS"), as Administrative Agent, and DFS and the other lenders listed on Exhibit 3 of this Agreement and the signature pages thereto (and their respective successors and permitted assigns), as "Lenders" (the "Lenders").

                                    RECITALS:
                                    --------

A. Borrower, Administrative Agent and Lenders are party to that certain Credit Facilities Agreement dated as of June 28, 2001 (the "Original Loan Agreement").

B. Required Lenders and Borrower have agreed to the provisions set forth herein on the terms and conditions contained herein.

                                    AGREEMENT
                                    ---------

     Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower, Administrative Agent and the Required Lenders hereby agree as follows:

1.   DEFINITIONS.
All references to the "Agreement" or the "Loan Agreement" in the Original Loan Agreement and in this Agreement shall be deemed to be references to the Original Loan Agreement as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time. Capitalized terms used and not otherwise defined herein have the meanings given them in the Original Loan Agreement.

2.   EFFECTIVENESS  OF  AGREEMENT.
This Agreement shall become effective as of the date first written above upon the due execution and delivery of this Agreement by the Borrower and the Required Lenders.

3.  CONSENT  TO  TRANSACTIONS.
Notwithstanding the terms of Section 14.11 of the Original Loan Agreement, the Required Lenders consent to the redemption by Pomeroy Computer Resources, Inc. of the lesser of (i) One Million Five Hundred Thousand Dollars ($1,500,000) market value of shares of Pomeroy Computer Resources, Inc.'s common stock, or
(ii) One Hundred Thousand (100,000) shares of Pomeroy Computer Resources, Inc.'s common stock, in any case if and only if there is no Existing Default and no Default or Event of Default will occur or is reasonably likely to occur as a result of such redemption. Such redemption may occur in one or more redemptions, in each case subject to the conditions set forth in the preceding sentence.

4.   REAFFIRMATION.


                                       E1

Each Borrower hereby acknowledges and confirms that (i) the Original Loan Agreement and the other Loan Documents remain in full force and effect, (ii) such Borrower has no defenses to its obligations under the Original Loan
Agreement and the other Loan Documents, (iii) the Security Interests of the Administrative Agent under the Security Documents secure all the Loan Obligations under the Original Loan Agreement, continue in full force and effect and have the same priority as before this Agreement, and (iv) such Borrower has no claim against Administrative Agent or any Lender arising from or in connection with the Original Loan Agreement or the other Loan Documents.

5.   GOVERNING  LAW.
This Agreement has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

6.   SECTION  TITLES.
The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

7.   COUNTERPARTS;  FACSIMILE  TRANSMISSIONS.
This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

8.   INCORPORATION  BY  REFERENCE.
Administrative Agent, Required Lenders and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference.

9.   NOTICE-ORAL  COMMITMENTS  NOT  ENFORCEABLE.

The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

     ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

10.  NOTICE-INSURANCE.

The following notice is given pursuant to Section 427.120 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

     UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT


                                       E2

     YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH
     THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

     {REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES IMMEDIATELY
                                    FOLLOWS}


                                       E3

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.


POMEROY  COMPUTER  RESOURCES  SALES  COMPANY,  INC.
 as Borrowing Agent on behalf of itself and each other Borrower pursuant to the authority and power of attorney duly granted to it by each other Borrower

By: ____________________________________________
Name: __________________________________________
Title: _________________________________________


DEUTSCHE FINANCIAL SERVICES CORPORATION, as Administrative Agent and a Lender

By: ____________________________________________
Name:  Kenneth  MacDonell
Title:  Vice  President


FIRSTAR BANK, NATIONAL ASSOCIATION, AS A LENDER

By: ____________________________________________
Name: __________________________________________
Title: _________________________________________


NATIONAL  CITY  BANK,  AS  A  LENDER

By: ____________________________________________
Name: __________________________________________
Title: _________________________________________


IBM  CREDIT  CORPORATION,  AS  A  LENDER

By: ____________________________________________
Name: __________________________________________
Title: _________________________________________


                                       E4

UPS  CAPITAL  CORPORATION,  AS  A  LENDER

By: ____________________________________________
Name: __________________________________________
Title: _________________________________________


FIFTH THIRD BANK, NORTHERN KENTUCKY, INC., AS A LENDER

By: ____________________________________________
Name: __________________________________________
Title: _________________________________________


                                       E5

                             FIRST  AMENDMENT  TO

                        CREDIT  FACILITIES  AGREEMENT

     This FIRST AMENDMENT TO CREDIT FACILITIES AGREEMENT (this "Agreement") is entered into and effective as of November 13, 2001, by and among Pomeroy Computer Resources, Inc., Pomeroy Select Integration Solutions, Inc., Pomeroy Select Advisory Services, Inc., Pomeroy Computer Resources Sales Company, Inc., Pomeroy Computer Resources Holding Company, Inc., Pomeroy Computer Resources Operations, LLP, Technology Integration Financial Services, Inc., T.I.F.S. Advisory Services, Inc., TheLinc, LLC and Val Tech Computer Systems, Inc. (collectively and separately referred to as, "Borrower"), and Deutsche Financial Services Corporation ("DFS"), as Administrative Agent, and DFS and the other lenders listed on the signature pages and Exhibit 3 to the Original Loan Agreement, as defined below (and their respective successors and permitted assigns), as "Lenders" (the "Lenders").

                                   RECITALS:
                                   --------

A. Borrower, Administrative Agent and Lenders are party to that certain Credit Facilities Agreement dated as of June 28, 2001 (the "Original Loan Agreement").

B. Required Lenders and Borrower have agreed to the provisions set forth herein on the terms and conditions contained herein.

                                  AGREEMENT
                                  ---------

     Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower, Administrative Agent and the Required Lenders hereby agree as follows:

1.     DEFINITIONS.
All references to the "Agreement" or the "Loan Agreement" in the Original Loan Agreement and in this Agreement shall be deemed to be references to the Original Loan Agreement as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time. Capitalized terms used and not otherwise defined herein have the meanings given them in the Original Loan Agreement.

2.     EFFECTIVENESS  OF  AGREEMENT.
This Agreement shall become effective as of November 13, 2001, or such other date as expressly set forth herein, but only if this Agreement has been executed by Borrower, Administrative Agent and the Lenders, and only if all of the documents listed on Exhibit A to this Agreement have been delivered and, as applicable, executed, sealed, attested, acknowledged, certified, or authenticated, each in form and substance satisfactory to Administrative Agent and the Lenders. The Amendment Fee set forth on Exhibit A shall be shared among the Lenders in accordance with their pro-rata shares as set forth on Exhibit 3 to the Loan Agreement.

3.     WAIVER  OF  DEFAULTS.
Borrower has notified Administrative Agent that Borrower has violated the Minimum Net Income After Tax covenant contained in Section 15.5 as of the end of Borrower's fiscal quarter ended October 5, 2001. Under Section 16.1.7, Borrower's violation of the referenced financial covenant constitutes an Event of Default. The Borrower has requested that the Required Lenders waive such Event of Default. The Required Lenders hereby waive the Event of Default arising under Section 16.1.7 due to Borrower's violation of the Minimum Net


                                       E6

Income After Tax covenant contained in Section 15.5 as of the end of Borrower's fiscal quarter ended October 5, 2001. The waivers contained in this Section 3 are specific in intent and are valid only for the specific purposes for which given. Nothing contained herein obligates Administrative Agent or any Lender to agree to any additional waivers of any provisions of any of the Loan Documents, including but not limited to Sections 15.5 and 16.1.7. The waivers contained in this Section are waivers of known Events of Default only, and shall not operate as a waiver of Administrative Agent's or any Lenders' right to exercise remedies resulting from (i) existing and/or continuing Defaults or Events of Default of which Administrative Agent or such Lender is not actually aware, or (ii) other future Defaults or Events of Default, whether or not of a similar nature and whether or not known to Administrative Agent or any Lender.

4.     AMENDMENTS.

     4.1.     MINIMUM  NET  INCOME  AFTER  TAX.
Section 15.5 of the Loan Agreement is deleted in its entirety and replaced with the following:

     "15.5. MINIMUM NET INCOME AFTER TAX. Each Borrower covenants that its Net Income as a percentage of net sales as set forth in its income statement, calculated as of the last day of each fiscal quarter for the four fiscal quarter period then ended, shall be no less than (i) 2.00%, for the fiscal quarters ending January 5, 2002, April 5, 2002, July 5, 2002 and October 5, 2002, and (ii) 2.25% for the fiscal quarter ending January 5, 2003 and for each fiscal quarter ending thereafter."

5.     REPRESENTATIONS  AND  WARRANTIES  OF  BORROWER.
Each Borrower hereby represents and warrants to Administrative Agent and the Lenders that (i) such Borrower's execution of this Amendment has been duly authorized by all requisite action of such Borrower; (ii) no consents are necessary from any third parties for such Borrower's execution, delivery or performance of this Amendment, and (iii) this Amendment, the Original Loan Agreement, as amended hereby, and each of the other Loan Documents, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application.

6.     REAFFIRMATION.
Each Borrower hereby acknowledges and confirms that (i) the Original Loan Agreement and the other Loan Documents remain in full force and effect, (ii) such Borrower has no defenses to its obligations under the Original Loan
Agreement and the other Loan Documents, (iii) the Security Interests of the Administrative Agent under the Security Documents secure all the Loan Obligations under the Original Loan Agreement, continue in full force and effect and have the same priority as before this Agreement, and (iv) such Borrower has no claim against Administrative Agent or any Lender arising from or in connection with the Original Loan Agreement or the other Loan Documents.

7.     GOVERNING  LAW.
This Agreement has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

8.     SECTION  TITLES.
The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.


                                       E7

9.     COUNTERPARTS;  FACSIMILE  TRANSMISSIONS.
This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

10.     INCORPORATION  BY  REFERENCE.
Administrative Agent, Required Lenders and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference.

11.     NOTICE-ORAL  COMMITMENTS  NOT  ENFORCEABLE.

The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

     ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

12.     NOTICE-INSURANCE.

The following notice is given pursuant to Section 427.120 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

     UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH
     THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

     {REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES IMMEDIATELY
                                    FOLLOWS}


                                       E8

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.


POMEROY  COMPUTER  RESOURCES  SALES  COMPANY,  INC.
 as Borrowing Agent on behalf of itself and each other Borrower pursuant to the authority and power of attorney duly granted to it by each other Borrower

By:______________________________________
Name:____________________________________
Title:___________________________________



DEUTSCHE FINANCIAL SERVICES CORPORATION, as Administrative Agent and a Lender

By:______________________________________
Name:  Kenneth  MacDonell
Title:  Vice  President



FIRSTAR  BANK,  NATIONAL  ASSOCIATION,  AS  A  LENDER

By:______________________________________
Name:____________________________________
Title:___________________________________



NATIONAL  CITY  BANK,  AS  A  LENDER

By:______________________________________
Name:____________________________________
Title:___________________________________



IBM  CREDIT  CORPORATION,  AS  A  LENDER

By:______________________________________
Name:____________________________________
Title:___________________________________


                             Signature Page 1 of 2
                                       E9

UPS  CAPITAL  CORPORATION,  AS  A  LENDER

By:______________________________________
Name:____________________________________
Title:___________________________________



FIFTH  THIRD  BANK,  NORTHERN  KENTUCKY,  INC.,  AS  A  LENDER

By:______________________________________
Name:____________________________________
Title:___________________________________


                             Signature Page 2 of 2
                                      E10

                                    EXHIBIT A
                                    ---------

                           DOCUMENTS AND REQUIREMENTS
                           --------------------------



1.   First  Amendment  to  Credit  Facilities  Agreement.

2. Certified Resolutions of each Borrower authorizing the execution and delivery of the First Amendment to Credit Facilities Agreement on its behalf and reaffirming appointment of Pomeroy Computer Resources Sales Company, Inc. as its attorney-in-fact and grant of power of attorney as set forth in the Credit Facilities Agreement.

3. Payment in cash of a $100,000 Amendment Fee to be shared among the Lenders in accordance with their pro-rata shares as set forth on Exhibit 3 to this Agreement.

4. Payment to Administrative Agent of all fees, expenses and other amounts owing to Administrative Agent and the Lenders under the Original Loan
     Agreement  and  the  other  Loan  Documents.


                                      E11

                            ASSET PURCHASE AGREEMENT
                            ------------------------


THIS ASSET PURCHASE AGREEMENT (the "Agreement") is made and is entered into this 21st day of September, 2001, by, between and among POMEROY COMPUTER RESOURCES, INC., a Delaware corporation ("Purchaser No. 1"), POMEROY SELECT INTEGRATION SOLUTIONS, INC. ("Purchaser No. 2"), SYSTEM 5 TECHNOLOGIES, INC., a North
Carolina corporation ("Seller"), DALE TWEEDY ("D. Tweedy"), JILL TWEEDY ("J. Tweedy"), and PHIL TETREAULT ("P. Tetreault")(D. Tweedy, J. Tweedy and P. Tetreault hereinafter referred to collectively as the "Shareholders" and individually as the "Shareholder").

                              W I T N E S S E T H :

WHEREAS, Seller is a single source provider of a variety of computer service and support solutions, including providing the infrastructure for data management, e-business and IT strategies to large and medium size commercial, governmental and other professional customers throughout the Southeastern portion of the United States; and

WHEREAS, Shareholders are the owners of one thousand fifty-three (1,053) shares of the outstanding stock of Seller, in the following proportions: D. Tweedy - 600 shares, J. Tweedy - 400 shares and P. Tetreault - 53 shares, which stock constitutes all of the outstanding stock of Seller; and

WHEREAS, Purchaser No. 1 is in the business of marketing and selling a broad range of microcomputers and related products including equipment selection, procurement and configuration; and

WHEREAS, Purchaser No. 2, a wholly-owned subsidiary of Purchaser No. 1, is a single source provider of integrated desktop management and network services including life cycle services, internetworking services, and end user support services; and

WHEREAS, Purchaser No. 1 desires to purchase certain of the assets of the Seller used in its business of marketing and selling a broad range of microcomputers and related products including equipment selection, procurement and configuration ("Business No. 1") and assume certain of the liabilities of the Seller in connection with Business No. 1 and Purchaser No. 2 desires to purchase certain of the assets of the Seller used in its integrated desktop management and network services business ("Business No. 2") and assume certain of the liabilities of the Seller in connection with Business No. 2; and Seller desires to sell certain of such assets, subject to such liabilities, but only upon (i) the terms and subject to the conditions set forth in this Agreement,
(ii) the representations, warranties, covenants, indemnifications, assurances and undertakings of the Seller, each Shareholder and of Purchaser No. 1 and Purchaser No. 2 contained in this Agreement, (iii) the agreement of the Seller to refrain from competition with Purchaser No. 1 and Purchaser No. 2 for the term set forth in its Non-Competition Agreement, (iv) the agreement of each Shareholder to refrain from competition for the term set forth in his/her respective Non-Competition Agreement.

NOW, THEREFORE, in consideration of the above premises and the mutual promises, covenants, agreements, representations and warranties herein contained, the parties hereto agree as follows:


                                      E12

                                       1.
                                   DEFINITIONS
                                   -----------

1.1  Affiliate. "Affiliate" shall have the meaning ascribed to such term in Rule
     ---------
     405  promulgated  under  the  Securities  Act  of  1933,  as  amended.

1.2  Assumed  Liabilities  No  1.  The  "Assumed  Liabilities  No.  1"  are  the
     ---------------------------
     liabilities of Seller assumed or paid at Closing by Purchaser No. 1 pursuant to Section 3.1 of this Agreement.

1.3  Assumed  Liabilities  No  2.  The  "Assumed  Liabilities  No.  2"  are  the
     ---------------------------
     liabilities of Seller assumed or paid at Closing by Purchaser No. 2 pursuant to Section 3.2 of this Agreement.

1.4  Balance Sheet. The "Balance Sheet" is the unaudited balance sheet of Seller
     -------------
     as  of  August  31st,  2001,  included as part of the Financial Statements.

1.5  Closing.  The  "Closing"  shall  be  the  consummation  of the transactions
     -------
     contemplated  under  this  Asset  Purchase  Agreement.

1.6  Closing  Date.  The  "Closing  Date"  shall  be  as  of  9:00 a.m., E.D.T.,
     -------------
     September  21,  2001.

1.7  Code.  The  "Code"  is  the  Internal  Revenue Code of 1986, as amended, 26
     ----
     U.S.C.  Sec.1  et  seq.
                    -------

1.8  Court.  A  "Court"  is  any federal, state, municipal, domestic, foreign or
     -----
     other governmental tribunal or an arbitrator or person with similar power or authority.

1.9  Disclosure  Schedule.  The "Disclosure Schedule" is the Disclosure Schedule
     --------------------
     dated the date of this Agreement and delivered by Seller to Purchaser No. 1 and Purchaser No. 2, respectively.

1.10 Encumbrance.  An  "Encumbrance"  is  any  security  interest,  lien,  or
     -----------
     encumbrance whether imposed by agreement, understanding, law or otherwise, on any of the Purchased Assets No. 1 and/or the Purchased Assets No. 2 (as defined herein).

1.11 Excluded Assets. An "Excluded Asset" is any asset set forth in Section 2.4.
     ---------------

1.12 Financial  Statements.  The  "Financial  Statements"  are  the  unaudited
     ---------------------
     financial statements of Seller for the years ending December 31st, 2000 and December 31st, 1999, including any and all notes thereto, and the unaudited financial statements of the Seller for the period commencing January 1, 2001 and ending August 31st, 2001, including any and all notes thereto.

1.13 Governmental  Entity.  A "Governmental Entity" is any Court or any federal,
     --------------------
     state, municipal, domestic, foreign or other administrative agency, department, commission, board, bureau or other governmental authority or instrumentality.


                                      E13

1.14 Knowledge  of  Seller and Any Shareholder or Seller's Knowledge. "Knowledge
     ---------------------------------------------------------------
     of Seller and Shareholders and/or Seller's Knowledge" shall mean actual knowledge of any Shareholder.

1.15 Net Asset Amount No. 1. "Net Asset Amount No. 1" shall have the meaning set
     ----------------------
     forth  in  Section  5.1.

1.16 Net Asset Amount No. 2. "Net Asset Amount No. 2" shall have the meaning set
     ----------------------
     forth  in  Section  5.1.

1.17 EBITDA.  The earnings before interest, taxes, depreciation and amortization
     ------
     of Purchaser No. 1's System 5/Ballantyne Division and Purchaser No. 2's System 5/Ballantyne Division for the applicable period as set forth in
     Section 4.6. The determination of EBITDA shall be determined in accordance with the provisions set forth in Section 4.6.

1.18 Person.  Any  natural  person, firm, partnership, association, corporation,
     ------
     company, limited liability company, limited partnership, trust, business trust, governmental authority or other entity.

1.19 Pro  Forma  Balance Sheet No. 1. The "Pro Forma Balance Sheet No. 1" is the
     --------------------------------
     balance sheet of Seller prepared as described in Section 5.1 and adjusted for Excluded Assets of Seller and Excluded Liabilities relating to Business No. 1 of Seller as of the Closing Date, as adjusted by Section 5.1 which sets forth certain Excluded Liabilities that shall be included within the Net Asset Amount determination.

1.20 Pro  Forma  Balance Sheet No. 2. The "Pro Forma Balance Sheet No. 2" is the
     -------------------------------
     balance sheet of Seller prepared as described in Section 5.1 and adjusted for Excluded Assets of Seller and Excluded Liabilities relating to Business No. 2 of Seller as of the Closing Date.

1.21 Purchase Price No. 1. The "Purchase Price No. 1" is the total consideration
     --------------------
     paid by Purchaser No. 1 to Seller for Purchased Assets No. 1 as set forth in Sections 4.1 and 4.6.

1.22 Purchase Price No. 2. The "Purchase Price No. 2" is the total consideration
     --------------------
     paid by Purchaser No. 2 to Seller for Purchased Assets No. 2 as set forth in Sections 4.2 and 4.6

1.23 Purchased  Assets  No.  1.  The  "Purchased Assets No. 1" are the assets of
     -------------------------
     Seller, used in Business No. 1, acquired by Purchaser No. 1 pursuant to the terms of this Agreement.

1.24 Purchased  Assets  No.  2.  The  "Purchased Assets No. 2" are the assets of
     ---------------------
     Seller, used in Business No. 2, acquired by Purchaser No. 2 pursuant to the terms of this Agreement.

1.25 Seller's  Accountant.  "Seller's  Accountant"  shall  mean  BDO  Seidman.
     --------------------

1.26 August  31st  Pro-Forma  Balance  Sheet  No.  1. The "August 31st Pro-Forma
     ------------------------------------------------
     Balance Sheet No. 1" is the unaudited balance sheet of the Seller adjusted for Excluded Assets and Excluded Liabilities of Seller relating to Business No. 1 as of August 31st, 2001, as adjusted by Section 5.1 which sets forth certain Excluded Liabilities that shall be included within the August 31st Pro Forma Balance Sheet for purposes of reflecting the procedure in which the Net Asset Amount No. 1 shall be calculated.


                                      E14

1.27 August  31st  Pro-Forma  Balance  Sheet  No. 2.  The "August 31st Pro-Forma
     ----------------------------------------------
     Balance Sheet No. 2" is the unaudited balance sheet of Seller adjusted for Excluded Assets and Excluded Liabilities of Seller relating to Business No. 2 as of August 31st, 2001.

1.28 Tax  or  Taxes.  Any  federal,  state,  provincial, local, foreign or other
     ---------------
     income, alternative, minimum, any taxes under Section 1374 of the Code, any taxes under Section 1375 of the Code, accumulated earnings, personal holding company, franchise, capital stock, net worth, capital, profits, windfall profits, gross receipts, value added, sales, use, goods and services, excise, customs duties, transfer, conveyance, mortgage, registration, stamp, documentary, recording, premium, severance, environmental, including taxes under Section 59A of the Code), real property, personal property, ad valorem, intangibles, rent, occupancy, license, occupational, employment, unemployment insurance, social security, disability, workers' compensation, payroll, health care, withholding, estimated or other similar tax, duty or other governmental charge or assessment or deficiencies thereof (including all interest and penalties thereon and additions thereto whether disputed or not).

1.29 Tax  Return.  A  "Tax  Return"  is  a  report,  return or other information
     -----------
     required to be supplied to a Governmental Entity in connection with Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes Seller.


                                        2.
                                      TERMS
                                      -----

2.1  Agreement.
     ---------

     Seller agrees to sell and convey to Purchaser No. 1 the Purchased Assets No. 1 as hereinafter set forth in Section 2.2 owned by such entity. Seller agrees to sell and convey to Purchaser No. 2 the Purchased Assets No. 2 as hereinafter set forth in Section 2.3 owned by such entity. Purchaser No. 1 agrees to purchase the Purchased Assets No. 1 and Purchaser No. 2 agrees to purchase the Purchased Assets No. 2. The agreements of Purchaser No. 1 and Purchaser No. 2 and Seller are expressly conditioned upon the terms, conditions, covenants, representations and warranties as hereinafter set forth.

2.2  Assets  to  be  Sold  by  Seller  and  Purchased  by  Purchaser  No.  1.
     -----------------------------------------------------------------------

     At the Closing of this Agreement, Purchaser No. 1 shall purchase and Seller shall sell all the assets of Seller used in Business No. 1, except for the Excluded Assets relating to Business No. 1 and excepting for all purposes all such assets being transferred pursuant to Section 2.3 whether used or relating to Business No. 1. The Purchased Assets No. 1 shall include, but not be limited to:

     (a) All tangible personal property and assets of Seller of every kind and description, real, personal or mixed, wherever located, used in Business No. 1, including without limitation, all such assets as reflected on the August 31st, 2001 Pro Forma Balance Sheet No. 1


                                      E15

          (excepting those assets disposed of, and including those assets acquired, in the ordinary course of business since the date of the August 31st, 2001 Pro Forma Balance Sheet No. 1).

     (b) All intangible assets of Seller which are used in Business No. 1 of Seller, including without limitation, all purchase orders, contract rights and agreements, work in process, customer lists, supplier agreements, patents, trademarks and service marks (including the goodwill associated with the marks), office supplies, computer programs, claims of Seller, the right to use of the corporate and trade names of or used by Seller, or any derivative thereof, as all or part of a corporate or trade name;

     (c) All investment securities, cash and cash equivalents and customer notes receivable relating to Business No. 1;

     (d) All inventory of Business No. 1 which shall be valued consistent with the Seller's historical practices;

     (e) All accounts receivable and vendor receivables relating to Business No. 1, except for several accounts receivable and vendor receivables that are designated as Excluded Assets;

     (f)  Certain  vehicles  of  Seller  set  forth  on  attached  Exhibit  A;

     (g) All prepaid expenses applicable to Business No. 1, including but not limited to all prepaid software licenses;

     (h) All vendor rebates, spiff money, retainage amounts under any contracts and any customer deposits relating to contracts for Business No. 1, which contracts are being assumed by Purchaser No. 1;

     (i) All distribution contracts and authorizations of Seller relating to Business No. 1;

     (j) All base artwork, photo materials, plates (if owned by Seller), separations and other materials that are used by Seller for printing brochures and promotional materials including all intellectual property rights therein relating to Business No. 1;

     (k) The assignment of any telephone numbers, telefax numbers, e-mail addresses and internet websites used in Business No. 1 of Seller;

     (l) The entire right, title, benefit and interest of Seller now existing or hereafter arising, in or to all indemnities, guaranties, warranties, claims and choses of action of Seller against other parties with respect to Purchased Assets No. 1, including by way of example and not limitation, any rights under insurance policies and any other rights thereunder, but only with respect to Purchased Assets No. 1;


                                      E16

     (m) Originals or copies of Seller's books, records, files, correspondence, manuals, documents, agreements, lists and other writings used in or relating to Business No. 1, including paid accounts payable, paid accounts receivable, purchase, sales, customer, representative, marketing, advertising, distribution, operations, personnel, research and development records, data, information and materials;

     (n) Seller's rights under the agreements set forth in Schedule 2.2(n) with respect to the parties set forth therein, pursuant to which such parties agreed not to disclose, use or communicate information regarding such parties' business (which is part of Business No. 1) and not to engage in certain activities competitive with Business No. 1;

     (o) All other fees, assets, property, business and going concern value, and rights of Seller (including the rights under covenants or agreements not to disclose confidential information or not to compete, if any) and rights under the respective asset purchase agreements, stock purchase agreements or other documents set forth on Disclosure
          Schedule 2.2(o) (and related documents) pursuant to which Seller acquired certain of the assets of the parties set forth in such Disclosure Schedule.

2.3  Assets  to  be  Sold  by  Seller  and  Purchased  by  Purchaser  No.  2.
     -----------------------------------------------------------------------

     At the Closing of this Agreement, Purchaser No. 2 shall purchase and Seller shall sell all the assets of Seller used in Business No. 2, except for the Excluded Assets relating to Business No. 2 and excepting for all purposes all such assets being transferred pursuant to Section 2.2 whether used or relating to Business No. 2. The Purchased Assets No. 2 shall include, but not be limited to:

     (a) All tangible personal property and assets of Seller of every kind and description, real, personal or mixed, wherever located, used in Business No. 2, including without limitation, all such assets as reflected on the August 31st, 2001 Pro Forma Balance Sheet No. 2 (excepting those assets disposed of, and including those assets acquired, in the ordinary course of business since the date of the August 31st, 2001 Pro Forma Balance Sheet No. 2).

     (b) All intangible assets of Seller which are used in Business No. 2 of the Seller, including without limitation, all purchase orders, contract rights and agreements, work in process, customer lists, supplier agreements, patents, trademarks and service marks (including the goodwill associated with the marks), office supplies, computer programs, claims of Seller, the right to use of the corporate and trade names of or used by Seller, or any derivative thereof, as all or part of a corporate or trade name;

     (c) All investment securities, cash and cash equivalents and customer notes receivable relating to Business No. 2;

     (d) All inventory of Business No. 2 which shall be valued consistent with the Seller's historical practices;


                                      E17

     (e) All accounts receivable and vendor receivables relating to Business No. 2, except for several accounts receivable and vendor receivables that are designated as Excluded Assets;

     (f)  Certain  vehicles  of  Seller  set  forth  on  attached  Exhibit  A-1;

     (g) All prepaid expenses applicable to Business No. 2, including but not limited to all prepaid software licenses;

     (h) All of Seller's fixed rate contracts and time and material contracts relating to Business No. 2;

     (i) All vendor rebates, spiff money, retainage amounts under any contracts and any customer deposits relating to contracts for Business No. 2, which contracts are being assumed by Purchaser No. 2;

     (j) All of Seller's service and consulting contracts relating to Business No. 2;

     (k) All distribution contracts and authorizations of Seller relating to Business No. 2;

     (l) All base artwork, photo materials, plates (if owned by Seller), separations and other materials that are used by Seller for printing brochures and promotional materials including all intellectual property rights therein relating to Business No. 2;

     (m) The assignment of any telephone numbers, telefax numbers, e-mail addresses and internet websites used in Business No. 2 of Seller;

     (n) The entire right, title, benefit and interest of Seller now existing or hereafter arising, in or to all indemnities, guaranties, warranties, claims and chooses of action of Seller against other parties with respect to Purchased Assets No. 2, including by way of example and not limitation, any rights under insurance policies and any other rights thereunder, but only with respect to Purchased Assets No. 2;

     (o) Originals or copies of Seller's books, records, files, correspondence, manuals, documents, agreements, lists and other writings used in or relating to Business No. 2, including paid accounts payable, paid accounts receivable, purchase, sales, customer, representative, marketing, advertising, distribution, operations, personnel, research and development records, data, information and materials;

     (p) Seller's rights under the agreements set forth in Schedule 2.3(p) with respect to the parties set forth therein, pursuant to which such parties agreed not to disclose, use or communicate information regarding such parties' business (which is part of Business No. 2) and not to engage in certain activities competitive with Business No. 2; and


                                      E18

     (q) All other fees, assets, property, business and going concern value, and rights of Seller (including the rights under covenants or agreements not to disclose confidential information or not to compete, if any) and rights under the respective asset purchase agreements, stock purchase agreements or other documents set forth on Disclosure
          Schedule 2.3(q) (and related documents) pursuant to which Seller acquired certain of the assets of the parties set forth in such Disclosure Schedule.

2.4  Excluded  Assets.
     ----------------

     The Excluded Assets are set forth on Exhibit B hereto.

2.5  Lease  Agreements.
      ----------------

     Seller is the lessee under certain lease agreements calling for payments of more than $5,000.00 per year covering the following real and personal properties as set forth on Disclosure Schedule 2.5. At the Closing, Seller and Purchaser No. 1 or Purchaser No. 2 shall execute necessary documentation for the assignment of these leases and all of Seller's right and interest thereunder to Purchaser No. 1 and/or Purchaser No. 2, as agreed upon by the parties. Purchaser No. 1 and Purchaser No. 2 agree to indemnify and hold Seller harmless from any liability with respect to the aforementioned leases occurring after the Closing Date which is assumed by such party. To the extent that the assignment of any lease shall require the consent of other parties thereto, this Agreement shall not constitute an assignment thereof and Seller shall obtain any such necessary consents or assignments by the Closing, or as reasonably possible after the Closing.


                                      E19

2.6  Instruments  of  Transfer.
     -------------------------

     Except as otherwise provided herein, at Closing, Seller will deliver to Purchaser No. 1 and Purchaser No. 2, respectively, such bills of sale, endorsements, assignments and other good and sufficient instruments of transfer and assignment as shall be effective to vest in Purchaser No. 1 and Purchaser No. 2, as applicable, good title and interest in and to Purchased Assets No. 1 and Purchased Assets No. 2, respectively. At or after the Closing, but without further consideration, Seller will execute and deliver to Purchaser No. 1 and Purchaser No. 2, as applicable, such further instruments of conveyance and transfer and take such other action as Purchaser No. 1 and/or Purchaser No. 2 may reasonably request in order to more effectively convey and transfer to Purchaser No. 1 and/or Purchaser No. 2, as applicable, any of the Purchased Assets No. 1 and/or Purchased Assets No. 2 or for aiding and assisting and collecting and reducing to possession and exercising rights with respect thereto. Seller and each Shareholder agree to use commercially reasonable efforts without additional cost to them to obtain and deliver to Purchaser No. 1 and Purchaser No. 2, as applicable, such consents, approvals, assurances and statements from third parties as Purchaser No. 1 and Purchaser No. 2, as applicable, may reasonably require in a form reasonably satisfactory to Purchaser No. 1 and Purchaser No. 2. In addition to the foregoing, Seller will deliver to Purchaser No. 1 and Purchase No. 2, as applicable, the originals or copies of all of Seller's books, records and other data relating to Purchased Assets No. 1 and Purchased Assets No. 2, respectively; and simultaneously with such delivery, Seller shall take all such acts as may be reasonably necessary to put Purchaser No. 1 in actual possession, and operating control of Purchased Assets No. 1 and put Purchaser No. 2 in actual possession, and operating control of Purchased Assets No. 2. Seller shall cooperate with Purchaser No. 1 and Purchaser No. 2 to permit such parties, if possible, to enjoy such Seller's ratings and benefits under workmen's compensation laws and unemployment compensation laws to the extent permitted by such laws.

2.7  Instruments  Giving  Certain  Powers  and  Rights.
     -------------------------------------------------

     At the Closing, Seller shall, by appropriate instrument, constitute and appoint Purchaser No. 1 and Purchaser No. 2, their respective successors and assigns, the true and lawful attorney of Seller with full power of substitution, in the name of Purchaser No. 1 and/or Purchaser No. 2, as applicable, or the name of Seller, on behalf of and for the benefit of Purchaser No. 1 and Purchaser No. 2, as applicable, to collect all accounts receivable and/or vendor receivables and other items being transferred and assigned to Purchaser No. 1 and/or Purchaser No. 2, as applicable, as provided herein, to endorse, without recourse, any and all checks in the name of Seller the proceeds of which Purchaser No. 1 and/or Purchaser No. 2, as applicable, is entitled to hereunder, to institute and prosecute, in the name of Seller or otherwise, all proceedings which Purchaser No. 1 and/or Purchaser No. 2, as applicable, may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to Purchased Assets No. 1 and/or Purchased Assets No. 2, as applicable, to defend and compromise any and all actions, suits and proceedings in respect of any of Purchased Assets No. 1 and/or Purchased Assets No. 2, as applicable, and to do all such acts and things in relation thereto as such party may deem advisable. Purchaser No. 1 and/or Purchaser No. 2, as applicable, shall provide Seller with notice of any collection action(s) instituted by it under this provision. Seller agrees that the foregoing powers are coupled with an interest and shall be irrevocable by the Seller, directly or indirectly, by the dissolution of Seller or in any manner or for any reason. Seller further agrees that Purchaser No. 1 and/or Purchaser No. 2, as applicable, shall retain for its own respective account any amounts


                                      E20
     collected pursuant to the foregoing powers, and Seller shall pay or transfer to Purchaser No.1 and/or Purchaser No. 2, as applicable, if and when received, any amounts which shall be received by Seller after the Closing in respect of any such receivables or other assets, properties, rights or business to be transferred and assigned to Purchaser No. 1 and/or Purchaser No. 2, as provided herein. Seller further agrees that, at any time or from time to time after the Closing, it will, upon the request of Purchaser No. 1 and/or Purchaser No. 2 and without additional expense to Seller, do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged or delivered, all such further reasonable acts, assignments, transfers, powers of attorney or assurances as may be required in order to further transfer, assign, grant, assure and confirm to Purchaser No. 1 and/or Purchaser No. 2, as applicable, or to aid and assist in the collection or granting of possession by Purchaser No. 1 and/or Purchaser No. 2, as applicable, of any of the Purchased Assets No. 1 and/or the Purchased Assets No. 2, or to vest in Purchaser No. 1 good and marketable title to Purchased Assets No. 1 and to vest in Purchaser No. 2 good and marketable title to Purchased Assets No. 2.

     To the extent that any assignment does not result in a complete transfer of the contracts to Purchaser No. 1 and/or Purchaser No. 2, as applicable, because of a provision in any contract against Seller's assignment of any its right thereunder, Seller shall cooperate with Purchaser No. 1 and Purchaser No. 2 in any reasonable manner proposed by Purchaser No. 1 and/or Purchaser No. 2, as applicable, to complete the acquisition of the contracts and Seller's rights, benefits and privileges thereunder in order to fulfill and carry out Seller's obligations under this Agreement. Such additional action may include, but is not limited to: (i) entering into a subcontract between Seller and Purchaser No. 1 and/or Purchaser No. 2, as applicable, which allows such party to perform Seller's duties under such contracts and to enforce Seller's rights thereunder; or (ii) entering into a new multi-party agreement with such customers which allows Purchaser No. 1 and/or Purchaser No. 2, as applicable, to perform Seller's obligations and enforce Seller's rights under the contracts.


                                       3.
                            ASSIGNMENT OF LIABILITIES
                            -------------------------

3.1  Liabilities  to  be  Paid  Off at Closing or Assumed by Purchaser No. 1.
     -----------------------------------------------------------------------

     A. At the Closing, Purchaser No. 1 shall pay off or discharge when due as to Section 3.1.A.(ii) (and secure the release of Seller and Shareholder from any and all personal liability or guaranty with respect to such obligation), the following:

          (i) Seller's obligation to BB&T under a floor plan credit facility, the outstanding amount of which on August 31st, 2001 is Nine Hundred Sixty-One Thousand Four Hundred Twenty-Six Dollars ($961,426.00), plus accrued interest, and as of the Closing Date is $469,051.54, which is collateralized by a security interest in Seller's assets;

          (ii) All of the trade accounts payable of the Seller relating to Business No. 1 incurred in the ordinary course of business consistent with Seller's prior practices, the outstanding amount


                                      E21
               of which was $2,701,538.00 on August 31st, 2001, and as may be incurred, increased or decreased since August 31st, 2001 to the Pro Forma Balance Sheet No. 1 for operations in the ordinary course of business.

     The Assumed Liabilities to be paid off as set forth in Section 3.1 A., as may be incurred, increased or decreased since the August 31st, 2001 Pro Forma Balance Sheet No. 1 to the Pro Forma Balance Sheet No. 1 for operations in the ordinary course of business or any other transaction permitted by this Agreement, and subject to the satisfaction of the Net Asset Amount No. 1 requirement set forth in Section 4.1(d) as of the Closing Date.

     It is intent of the parties that Purchaser No. 1 shall pay off at Closing, or assume and pay off or discharge when due, all obligations of Seller set forth in Section 3.1 A above for which any Shareholder has personal liability and Purchaser No. 1 agrees to use its best efforts to secure the release of the Shareholders from such liability after the Closing if such releases are not secured prior to Closing.


3.2  Liabilities  to  be  Paid  Off at Closing or Assumed by Purchaser No. 2.
     -----------------------------------------------------------------------

     At the Closing, Purchaser No. 2 shall assume and pay off or discharge when due (and secure the release of Seller and the Shareholders from any and all personal liability or guaranty with respect to such obligation), the following:

     A. All of the trade accounts payable of the Seller relating to Business No. 2 incurred in the ordinary course of business consistent with Seller's prior practices, the outstanding amount of which is $0 on August 31st, 2001, and as may be incurred, increased or decreased since August 31st, 2001 for operations in the ordinary course of business or any other transaction provided by this Agreement, and subject to the satisfaction of the Net Asset Amount No. 2 requirement set forth in Section 4.1(d) as of the Closing Date.

3.3  Executory  Contracts  to  be  Assumed  by  Purchaser  No.  1.
     ------------------------------------------------------------

     At the Closing, Purchaser No. 1 shall assume and pay, perform and discharge when due the following:

     (i) All of the obligations and liabilities of Seller arising after the Closing under the contracts described in Section 2.2.

     (ii) All future liabilities for merchandise in transit FOB shipping point relating to Business No. 1 which has not been received and/or entered into inventory by Seller and for which no bill has been posted by Seller as of the Closing.

3.4  Executory  Contracts  to  be  Assumed  by  Purchaser  No.  2.
     ------------------------------------------------------------

     At the Closing, Purchaser No. 2 shall assume and pay, perform and discharge when due the following:


                                      E22

     (i) All of the obligations and liabilities of Seller arising after the Closing under the contracts described in Section 2.3.

     (ii) All future liabilities for merchandise in transit FOB shipping point relating to Business No. 2 which has not been received and/or entered into inventory by Seller and for which no bill has been posted by Seller as of the Closing.

3.5  Excluded  Liabilities.
     ---------------------

     Purchaser No. 1 and Purchaser No. 2 shall not assume or become responsible for any claim, liability or obligation of any nature whatsoever, whether known or unknown, accrued, absolute, contingent or otherwise of Seller (a "Liability") of Seller except Assumed Liabilities No. 1 and Assumed Liabilities No. 2 that are specifically assumed by such party. Without limiting the generality of the foregoing, the following are included among the Liabilities of Seller which Purchaser No. 1 and Purchase No. 2 shall not assume or become responsible for (unless specifically included as Assumed Liabilities No. 1 or Assumed Liabilities No. 2):

     (a) all Liabilities for any Taxes whether deferred or which have accrued or may accrue or become due and payable by Seller either prior to, on or after the Closing Date, including, without limitation, all Taxes and fees of a similar nature arising from the sale and transfer of Purchased Assets No. 1 and Purchased Assets No. 2 to Purchaser No. 1 and Purchaser No. 2, respectively;

     (b) all Liabilities to any current or former shareholders, directors, officers, employees or agents of Seller, including, without limitation, all Liabilities of Seller for wages, salary, bonuses, commissions, vacation or severance pay, deferred compensation, retirement pay, profit sharing or pension benefits, and all Liabilities arising under any bonus, commission, salary or compensation plans or arrangements, whether accruing prior to, on or after the Closing Date, including without limitation Seller's obligations under its Bonus Point Plan;

     (c) all Liabilities of Seller with respect to unemployment compensation claims and workmen's compensation claims and claims for race, age and sex discrimination or sexual harassment or for unfair labor practice based on or arising from occurrences, circumstances or events, or exposure to conditions, existing or occurring prior to the Closing Date and for which any claim may be asserted by any of Seller's employees, prior to, on or after the Closing Date against Seller;

     (d) all Liabilities of Seller to third parties for personal injury or damage to property based on or arising from occurrences, circumstances or events, or exposure to conditions, existing or occurring prior to the Closing Date and for which any claim may be asserted by any third party prior to, on or after the Closing Date;

     (e) all Liabilities of Seller arising under or by virtue of federal or state environmental laws based on or arising from occurrences, circumstances or events, or exposure to conditions, existing or


                                      E23
          occurring prior to the Closing Date and for which any claim may be asserted prior to, on or after the Closing Date;

     (f) all Liabilities of Seller including any costs of attorneys' fees incurred in connection therewith, for litigation, claims, demands or governmental proceedings arising from occurrences, circumstances or events, or exposure to conditions occurring or existing prior to the Closing Date, and which may be asserted or commenced prior to, on or after the Closing Date;

     (g) all Liabilities of Seller based on any theory of liability or product warranty with respect to any product manufactured or sold prior to the Closing Date and for which any claim may be asserted by any third party, prior to, on or after the Closing Date;

     (h) all attorneys' fees, accountants' or auditors' fees, and other costs and expenses incurred by Seller and/or the Shareholders in connection with the negotiation, preparation and performance of this Agreement or any of the transactions contemplated hereby;

     (i)  all  Liabilities  of  Seller  in  connection with the Excluded Assets;

     (j) all Liabilities of Seller with respect to any options, warrants, agreements or convertible or other rights to acquire shares of its capital stock of any class;

     (k) all Liabilities of Seller incurred incident to any indemnification for breach of any representations, warranties, covenants, or other agreements made by Seller under any of the asset purchase, stock, reorganization, or other legal transaction(s) of Seller;

     (l) all Liabilities of Seller with respect to any loans or advances made by the Shareholders or any Affiliate to Seller;

     (m) all other debts, Liabilities, obligations, contracts and commitments (whether direct or indirect, known or unknown, contingent or fixed, liquidated or unliquidated, and whether now or hereinafter arising) arising out of or relating to the ownership, operation or use of any of Purchased Assets No. 1 and/or Purchased Assets No. 2 on or prior to the Closing Date or the conduct of the Business No. 1 of Seller and/or Business No. 2 of Seller prior to the Closing Date, except only for the liabilities and obligations to be assumed or paid, performed or discharged by Purchaser No. 1 and/or Purchaser No. 2 constituting Assumed Liabilities No. 1 or Assumed Liabilities No. 2; and

     (n) all Liabilities of Seller with respect to any unpaid sales tax as of the Closing Date related to accounts receivable as of such date.

     Seller shall pay all liabilities not being assumed hereunder by Purchaser No. 1 or Purchaser No. 2 within the customary time for payment of such liabilities.


                                      E24

It is the intent of the parties that upon Closing, all employees of Seller will be terminated by Seller and Purchaser No. 1 or Purchaser No. 2 will extend offers of employment to all such individuals.


                                       4.
                                CONSIDERATION FOR
                                -----------------
                PURCHASED ASSETS NO. 1 AND PURCHASED ASSETS NO. 2
                -------------------------------------------------

4.1  Purchase  Price  No.  1  for  Purchased  Assets  No.  1.
     -------------------------------------------------------

     Subject to the other terms of this Agreement, Purchase Price No. 1 for Purchased Assets No. 1 shall be the sum of:

     (a) Two Million Nine Hundred Sixty-Three Thousand Eight Hundred Seventy-Seven Dollars and Sixty-Eight Cents ($2,963,877.68), less the amount of any funded indebtedness as of the Closing Date in excess of Eight Hundred Ninety-Two Thousand Eight Hundred Seventy-Four Dollars ($892,874.00).

     (b)  The  liabilities assumed or paid off at Closing under Section 3.1; and

     (c) Any amount that may be paid pursuant to Section 4.6 that is allocated to Purchase Price No. 1.

     The amount set out in Section 4.1(a) above shall be adjusted by the amounts determined under Sections 4.1(d) and/or (e), as follows:

     (d) If Net Asset Amount No. 1 and Net Asset Amount No. 2 of the Seller in the aggregate, as of the Closing Date as shown on the Pro Forma Balance Sheet No. 1 and the Pro Forma Balance Sheet No. 2 is less than Two Hundred Seventy-Three Thousand Seven Dollars ($273,007.00), the Purchase Price No. 1 and Purchase Price No. 2 (to be allocated according to the respective percentages determined by the parties) shall be decreased on a dollar-for-dollar basis equal to the difference between $273,007.00 and such amount. In the event that Net Asset Amount No. 1 and Net Asset Amount No. 2 of the Seller, in the aggregate as of the Closing Date, is greater than $273,007.00, no increase to Purchase Price No. 1 and/or Purchase Price No. 2 shall be made under this Section 4.1(d). The determination of Net Asset Amount No. 1 and Net Asset Amount No. 2 shall be made in the manner provided for in Section 5.1 hereof.

     (e) If the account receivable owed Seller by Performaworks in the amount of Four Hundred Eighteen Thousand Five Hundred Dollars ($418,500.00) is not paid to Purchaser No. 1 in whole or in part within one (1) year of the Closing, the Purchase Price shall be decreased on a dollar-for-dollar basis equal to the difference between $418,500.00 and the amount of such receivable collected by Purchaser No. 1 during said period. The first $209,250.00 of such receivable that is not collected shall be paid to Purchaser No. 1 from the funds held in the escrow fund with interest earned thereon as set forth in Section 4.3. The other one-half (1/2) of such receivable that is not collected shall be offset against the amount owed Seller by Purchaser No. 1


                                      E25
          under the Subordinated Promissory Note as set forth in Section 4.3. The determination of the collectability of the Performaworks account receivable shall be made in the manner provided for in Section 5.2 hereof.

4.2  Purchase  Price  No.  2  for  Purchased  Assets  No.  2.
     -------------------------------------------------------

     Subject to the other terms of this Agreement, the Purchase Price for Purchased Assets No. 2 shall be the sum of:

     (a) Ninety-One Thousand Six Hundred Sixty-Six Dollars and Thirty-Two Cents ($91,666.32);

     (b)  The  liabilities assumed or paid off at Closing under Section 3.2; and

     (c) Any amount that may be paid pursuant to Section 4.6 that is allocated to Purchase Price No. 2.

          The amount set out in Section 4.2(a) above shall be adjusted by the amounts determined under Section 4.2(d) as follows:

     (d) Purchase Price No. 2 shall be decreased by the portion of any deficit in the Net Asset Amount No. 1 and Net Asset Amount No. 2 of Seller, if any, allocated to Purchase Price No. 2 under Section 4.1(d).

4.3  Payment  of  the  Purchase  Price  for  Purchased  Assets  No.  1.
     -----------------------------------------------------------------

     Subject to the conditions, covenants, representations and warranties hereof, at Closing, Purchaser No. 1 shall deliver:

     (a) By certified or bank cashier's check or by wire transfer to Seller, the amount of One Million Four Hundred Sixty-Two Thousand Five Hundred Fifty-Two Dollars ($1,462,552.00), less the amount of funded indebtedness in excess of $892,874.00. The parties acknowledge that Purchaser No. 1 is receiving a projected credit in the amount of $295,262.00 for the projected deficit in the 4.1(d) Net Asset Amount determination with any further adjustment being made pursuant to the provisions of Section 5.1. In addition, Purchaser No. 1 is receiving a projected credit in the amount of $68,552.00 predicated on a projected deficit in the amount of funded indebtedness in excess of the threshold amount.

     (b) By certified or bank cashier's check or by wire transfer to Lindhorst & Dreidame Co., LPA, the amount of Two Hundred Nine Thousand Two Hundred Fifty Dollars ($209,250.00), which funds shall be held pursuant to the terms of the Escrow Agreement attached hereto as Exhibit D.

     (c) The remaining sum of Nine Hundred Twenty-Seven Thousand Eight Hundred Seventy-Two Dollars ($927,872.00) shall be payable to Seller pursuant to the terms of Purchaser No. 1's Subordinated Promissory Note in the form attached hereto as Exhibit E. The note shall bear interest at the prime rate of Chase Manhattan Bank as of the date of Closing. The principal of the note shall be payable in two (2) equal annual


                                      E26
          installments, with the first principal payment being due and payable on the first annual anniversary of the Closing, and the remaining principal payment being due and payable on the second annual anniversary date of the Closing. Interest on the unpaid principal balance of the note shall be paid quarterly with the first interest payment being due and payable ninety (90) days from Closing. Such note and all obligations of Purchaser No. 1 thereunder will be subordinated and made junior in right of payment to the extent and in the manner provided in a Subordination Agreement to be executed between Deutsche Financial Services Corporation, as Administrative Agent for itself and other lenders, and Purchaser No. 1 and Seller in the form attached hereto as Exhibit F.

     (d)  The  Assumed  Liabilities No. 1 assumed or paid off under Section 3.1.



4.4  Payment  of  the  Purchase  Price  for  Purchased  Assets  No.  2.
     -----------------------------------------------------------------

     Subject to the conditions, covenants, representations and warranties hereof, at Closing, Purchaser No. 2 shall deliver:

     (a) By certified or bank cashier's check or by wire transfer to Seller, the amount of Ninety-One Thousand Six Hundred Sixty-Six Dollars and Thirty-Two Cents ($91,666.32);

     (b)  The  Assumed  Liabilities No. 2 assumed or paid off under Section 3.2.

4.5  Allocation  of  Purchase  Price.
     -------------------------------

     Purchase Price No. 1 to be paid to the Seller hereunder, including the liabilities assumed or paid by Purchaser No. 1 pursuant to Section 3.1, shall be allocated as set forth on Exhibit G attached hereto. Purchase Price No. 2 to be paid to the Seller hereunder, including the liabilities assumed or paid by Purchaser No. 2 pursuant to Section 3.2, shall be allocated as set forth on Exhibit G-1 attached hereto. Seller, Purchaser No. 1, Purchaser No. 2 and each Shareholder agree that each shall act in a manner consistent with such allocation in (a) filing Internal Revenue Form 8594; and (b) in paying sales and other transfer taxes in connection with the purchase and sale of assets pursuant to this Agreement.

4.6  Potential  Adjustment  to  Purchase  Price.
     ------------------------------------------

     If the earnings before interest, taxes, depreciation and amortization ("EBITDA") of the Purchaser No. 1's and Purchaser No. 2's System 5/Ballantyne Divisions in the aggregate during any of fiscal years 2002 (January 6, 2002 to January 5, 2003), 2003 and 2004 exceed the applicable EBITDA threshold for such year set forth below:

          Fiscal  Year  2002  -        $1,358,744
          Fiscal  Year  2003  -        $1,358,744
          Fiscal  Year  2004  -        $1,358,744


                                      E27

     Purchaser No. 1 and Purchaser No. 2 (according to the percentages set forth below) shall pay Seller, by bank check or wiring within ninety (90) days following the end of the fiscal year, an amount equal to 57.40% of fifty percent (50%) of the aggregate EBITDA of Purchaser No. 1's and Purchaser No. 2's System 5/Ballantyne Divisions in excess of the EBITDA Threshold for the applicable year, subject to a cumulative limitation of Three Million Two Hundred Seventy-One Thousand Nine Hundred Seventy-Four Dollars ($3,271,974.00) during such aggregate period. Any EBITDA shortfall in any year shall not be offset against any excess EBITDA in any subsequent year(s) hereunder, it being the intent of the parties that the EBITDA Threshold set forth herein shall apply to each applicable year separately, subject, however, to the cumulative limitation of Three Million Two Hundred Seventy-One Thousand Nine Hundred Seventy-Four Dollars ($3,271,974.00) during such aggregate period. Such cash payment by Purchaser No. 1 and Purchaser No. 2 shall be additional Purchase Price No. 1 and Purchase Price No. 2, in the proportions set forth below, which will be added to the good will allocation of Purchase Price No. 1 and Purchase Price No. 2, in the proportions set forth below, provided, however, Purchaser No. 1 and/or Purchaser No. 2 shall not be liable to pay to Seller the first Two Hundred Ninety-Five Thousand Two Hundred Sixty-Two Dollars ($295,262.00), as may be adjusted pursuant to the provisions of Section 5.1, that may be earned under this Section 4.6, it being the intent of the parties that such amount to the extent earned hereunder shall not be due and payable to Seller but rather Purchaser No. 1 and/or Purchaser No. 2 shall be entitled to an offset against any amount owing hereunder until it has recovered such amount. Commencing upon the earlier of February 1, 2002 or the installation of the Astea (MAS and Accounting) System at the Purchaser No. 1's and Purchaser No. 2's System 5/Ballantyne Division, a 1.5% MAS royalty fee and a .3% Ad Fund royalty fee on gross sales by the Purchaser No. 1's and Purchaser No. 2's System 5/Ballantyne Division shall be made incident to said determination. The parties shall exercise good faith in effectuating the implementation of said Astea Accounting System at Purchaser No. 1's and Purchaser No. 2's System 5/Ballantyne Division. In the event the Astea (MAS and Accounting) System is not implemented by February 1, 2002 because of the determination of Purchaser No. 1 and/or Purchaser No. 2, the 1.5% MAS royalty free and the .3% Ad Fund royalty fee shall not be made incident to said EBITDA determination until said Astea (MAS and Accounting) System is installed at the Purchaser No. 1's and Purchaser No. 2's System 5/Ballantyne Division. For each subsequent year described above in this paragraph for which Purchaser No. 1 and Purchaser No. 2 may be required to pay additional Purchase Price No. 1 and Purchase Price No. 2, in the proportions set forth below, the parties shall, in good faith, agree upon the MAS royalty fee and the Ad Fund royalty fee to be charged hereunder based on the level of services and support being provided by Purchaser No. 1 and Purchaser No. 2 to its respective System 5/Ballantyne Divisions. Provided, however, such MAS royalty fee shall be 1.5% and the Ad Fund royalty fee shall be .3% if the parties are unable to come to an agreement for each subsequent year. For purposes of this Section, the term "System 5/Ballantyne Divisions" shall be defined as Business No. 1 and Business No. 2 acquired from Seller by Purchaser No. 1 and Purchaser No. 2, respectively, and the business acquired from Ballantyne Consulting Group, Inc. by Purchaser No. 2 pursuant to an Asset Purchase Agreement of even date. It shall not include any EBITDA from any business of Purchaser No. 1 or Purchaser No. 2 from any of its other branches that is relocated to the System 5/Ballantyne Divisions unless it is mutually agreed upon by all parties to include such EBITDA within the System 5/Ballantyne Divisions. Purchaser No. 1 and Purchaser No. 2 shall pay their respective percentage of any amounts due hereunder, which percentage shall be predicated on the respective EBITDA contribution made by each of their System 5/Ballantyne Divisions to the computation set forth above.


                                      E28

     For purposes of this Section, the term "EBITDA" shall mean the earnings before interest, taxes, depreciation and amortization of Purchaser No. 1's and Purchaser No. 2's System 5/Ballantyne Divisions during the applicable period. The EBITDA shall be determined by the internally-generated financial statements of Purchaser No. 1 and Purchaser No. 2 determined in the manner set forth above in accordance with generally accepted accounting principles, consistently applied, provided that no effect shall be given to any gain or loss attributable to sale of assets by Purchaser No. 1's and Purchaser No. 2's System 5/Ballantyne Divisions not in the ordinary course of business. Said determination of EBITDA shall be subject to verification as described below. In addition, for purposes of determining EBITDA for any particular year, except as noted above, no item of income or expense will be allocated by Purchaser No. 1 or Purchaser No. 2 to Purchaser No. 1's and/or Purchaser No. 2's System 5/Ballantyne Divisions unless such items are initially agreed to be reasonably calculated to contribute to the increase in profits of Purchaser No. 1's and Purchaser No. 2's System 5/Ballantyne Divisions, it being the intent of the parties that the Purchaser No. 1 and Purchaser No. 2 shall exercise the utmost good faith with respect to allocations of income and expense to Purchaser No. 1's and Purchaser No. 2's System 5/Ballantyne Divisions. Incident to the determination of EBITDA of Purchaser No. 1's and Purchaser No. 2's System 5/Ballantyne Divisions, no compensation of any executive or other employee of Purchaser No. 1 and/or Purchaser No. 2 or their respective affiliates who do not work directly for Purchaser No. 1's and/or Purchaser No. 2's System 5/Ballantyne Divisions shall be allocated to such division. No payment made to Seller pursuant to this Section 4.6, nor any legal or accounting costs of the transaction contemplated by this Agreement, shall be charged against the EBITDA for any year. No severance payable to any Shareholders of Seller pursuant to their Employment Agreements shall be charged against the EBITDA for any year in the event Shareholder was terminated without cause and all the parties mutually agree that the cost of said severance pay should not be charged against the EBITDA for any such year. All compensation payable to Shareholders under their respective Employment Agreements shall be deducted in determining the EBITDA for any years, unless as otherwise set forth above.

     Within ninety (90) days after the end of each fiscal year or period described herein, Purchaser No. 1 and Purchaser No. 2 will deliver to Seller a copy of the report of EBITDA prepared by Purchaser No. 1 and Purchaser No. 2 for the subject period along with any supporting documentation reasonably requested by Seller. Within thirty (30) days following delivery to Seller of such report, Seller shall have the right to object in writing to the results contained in such determination. If timely objection is not made by Seller to such determination, such determination shall become final and binding for purposes of this Agreement. If timely objection is made by Seller to Purchaser No. 1 and Purchase No. 2 and Seller and Purchaser No. 1 and Purchaser No. 2 are able to resolve their differences in writing within thirty (30) days following the expiration of the thirty-day (30-day) period, then such determination shall become final and binding as it regards to this Agreement. If timely objection is made by Seller to Purchaser No. 1 and Purchaser No. 2 and Seller and Purchaser No. 1 and Purchaser No. 2 are unable to resolve their differences in writing within thirty (30) days following the expiration of the thirty-day (30-day) period, then all disputed accounting matters pertaining to the report shall be submitted to and reviewed by an arbitrator (the "Arbitrator") which shall be an independent accounting firm selected by Purchaser No. 1 and Purchaser No. 2 and Seller. If Purchaser No. 1 and Purchaser No. 2 and Seller are unable to agree promptly on an accounting firm to serve as the Arbitrator, each shall select by no later than the 30th day following the expiration of the sixty-day (60-day) period, an accounting firm, and the two selected accounting firms shall be instructed to select promptly another independent accounting firm, such newly selected firm to serve as the Arbitrator. The Arbitrator shall consider only the disputed accounting


                                      E29
     matters pertaining to the determination and shall act promptly to resolve all disputed accounting matters, and its decision with respect to all disputed accounting matters shall be final and binding upon Seller and Purchaser. Expenses of the Arbitration shall be borne one-half (1/2) by Purchaser No. 1 and Purchaser No. 2 and one-half (1/2) by Seller. Each party shall be responsible for its own attorney and accounting fees. The resolution of any disputed legal matters pertaining to the report shall be subject to judicial review.

4.7  Certain  Closing  Expenses.
     --------------------------

     Except as set forth below, the Seller shall be responsible for and shall pay all federal, state and local sales tax (if any), documentary stamp tax and all other duties, or other like charges properly payable upon and in connection with the conveyance and transfer of the Purchased Assets No. 1 by the Seller to Purchaser No. 1 and the conveyance and transfer of the Purchased Assets No. 2 by the Seller to Purchaser No. 2.


                                       5.
                      CLOSING AND POST-CLOSING ADJUSTMENTS
                      ------------------------------------


                                      E30

     5.1 Within sixty (60) days after the Closing Date (the "Post Closing Date"), Seller's Accountant will deliver to Purchaser No.1 and to Purchaser No. 2 copies of Pro Forma Balance Sheet No. 1 and Pro Forma Balance Sheet No. 2, respectively, prepared by Seller's Accountant along with any supporting documentation reasonably requested by Purchaser No. 1 or Purchaser No. 2 reflecting Net Asset Amount No. 1 and Net Asset Amount No. 2 as of the Closing which shall be defined as the total of the Purchased Assets No. 1 less the total of the Assumed Liabilities No. 1 relating to Business No. 1, as reflected on Pro Forma Balance Sheet No. 1 (the "Net Asset Report No. 1") and the total of the Purchased Assets No. 2 less the total of the Assumed Liabilities No. 2 relating to Business No. 2, as reflected on Pro Forma Balance Sheet No. 2 (the "Net Asset Report No. 2"). The Pro Forma Balance Sheet No. 1 and the Pro Forma Balance Sheet No. 2 shall be prepared using the same accounting methods, policies, practices and procedures, with consistent classifications, judgments, estimations and methodologies as used in the preparation of the August 31st, 2001 Pro Forma Balance Sheet No. 1 and the August 31st, 2001 Pro Forma Balance Sheet No. 2. In determining the Net Asset Amount No. 1, the Excluded Liabilities relating to the sales tax payable of $28,889.00, employee benefits payable of $18,733.00, payroll accrual of $45,918.00 and a sales commission payable of $34,452.00, which total $127,992.00 in the aggregate, shall be utilized in the computation notwithstanding the fact that such items are Excluded Liabilities, as such items may be incurred, increased or decreased since the August 31st, 2001 Pro Forma Balance Sheet No. 1 to the Pro Forma Balance Sheet No. 1 for operations in the ordinary course of business or any other transaction permitted by this Agreement subject to satisfaction of the Net Asset Amount No. 1 requirements set forth in Section 4.1(d) as of the Closing Date. The parties acknowledge that as of the Closing Date, the projected deficit in the Net Asset Amount No. 1 totaled the sum of $590,524.00 and that the Purchase Price No. 1 was decreased by this amount, and the amount of cash that Purchaser No. 1 was required to pay at the Closing was adjusted by one-half (1/2) of said amount, and a credit against any future earn-out payment was established for one-half (1/2) of said amount in Section 4.6. If the sum of the Net Asset Amount No. 1 (as shown on the Net Asset Report No. 1) and the Net Asset Amount No. 2 (as shown on the Net Asset Report No. 2) is less than or greater than the projected $590,524.00 deficit as set forth above, Purchase Price No. 1 and Purchase Price No. 2 (to be allocated according to the respective percentages as determined by the parties) shall be further increased or decreased on a dollar-for-dollar basis for any upward or downward adjustments from the projected deficit. If the final deficit is greater than the projected difference, Seller shall pay one-half (1/2) of said amount to Purchaser No. 1 by certified or cashier's check, and the additional one-half (1/2) of said additional deficit shall increase the amount that shall be an offset against the Earn-Out as set forth in Section
          4.6. In the event the deficit is less than the projected deficit set forth above, one-half (1/2) of said difference shall be repaid to Seller by Purchaser No. 1 from the projected credit provided in
          Section 4.3, and the other one-half (1/2) of such decrease in the deficit from the projected deficit shall reduce the amount that shall be an offset against the Earn-Out as set forth in Section 4.6. In addition, for purposes of this determination, any charge-offs made prior to Closing, including but not limited to, the write-off of the Physicians Data Corp. account receivable in the amount of Three Hundred Sixty-One Thousand Ninety-Five Dollars and Seventy-Six Cents ($361,095.76) shall be included in these determinations. In addition, upon the Post Closing Date, the parties shall determine whether any adjustments (either upward or downward) shall be made to the funded indebtedness credit as it relates to the projected credit initially made under the provisions of Section 4.1 in the amount of $68,552.00, based on the final determination of whether any projected deficit existed, if any, in the amount of the funded indebtedness in excess of the threshold amount. For example, in the event the funded


                                      E31
          indebtedness as of the Closing Date is below the threshold amount, all $68,552.00 of the projected credit given to Purchaser No. 1 under
          Section 4.3(a) at Closing shall be returned to Seller at such time. In the event the deficit of the funded indebtedness on the Closing Date was greater than the projected deficit set forth in Section 4.3(a), any additional amount owing shall be paid by Seller to Purchaser No. 1 at such time. Within thirty (30) days following delivery to Purchaser No. 1 of Net Asset Report No. 1 and to Purchaser No. 2 of Net Asset Report No. 2, Purchaser No. 1 and Purchaser No. 2 shall have the right to object in writing to the results contained therein. If timely objection is not made by Purchaser No. 1 and/or Purchaser No. 2 to Net Asset Report No. 1 and/or Net Asset Report No. 2, as applicable, Net
          Asset Report No. 1 and Net Asset Report No. 2 shall become final and binding for purposes of this Agreement. If timely objection is made by Purchaser No. 1 and/or Purchaser No. 2 to Net Asset Report No. 1 and/or Net Asset Report No. 2, and the Seller and Purchaser No. 1 and/or Purchaser No. 2, as applicable, are able to resolve their differences in writing within fifteen (15) days following the expiration of such thirty (30) day period, then Net Asset Report No. 1 and/or Net Asset Report No. 2, as resolved, shall become final and binding as it relates to this Agreement. If timely objection is made by Purchaser No. 1 and/or Purchaser No. 2, as applicable, to Net Asset Report No. 1 and/or Net Asset Report No. 2 and/or Seller and Purchaser No. 1 and/or Purchaser No. 2, as applicable, are unable to resolve their differences in writing within such fifteen (15) day period, then all disputed accounting matters pertaining to Net Asset Report No. 1 and/or Net Asset Report No. 2 shall be submitted to and reviewed by an arbitrator (the "Arbitrator") which shall be an independent accounting firm selected by the Seller and Purchaser No. 1 and/or Purchaser No. 2, as applicable. If Purchaser No. 1 and/or Purchaser No. 2, as applicable, and the Seller are unable to agree promptly on the accounting firm to serve as the Arbitrator, each shall select by not later than the seventh (7th) day following the expiration of the Net Asset Report objection period, an accounting firm, and each selected accounting firm shall be instructed to jointly select promptly another independent accounting firm, such third accounting firm shall serve as the Arbitrator. The Arbitrator shall consider only the disputed accounting matters pertaining to the determination and shall act promptly and fairly to resolve all disputed accounting matters and its decision with respect to all disputed accounting matters shall be final and binding upon the Seller, Purchaser No. 1 and Purchaser No. 2, as applicable. The expenses of the arbitration shall be borne one-half (1/2) by Purchaser No. 1 and/or Purchaser No. 2, as applicable, and one-half (1/2) by the Seller. Each party shall be responsible for its own attorney and accounting fees.

     5.2 To the extent any of the accounts receivable from Performaworks in the amount of $418,500.00 which, on the first year anniversary following the Closing, are uncollected, such uncollected portion of such accounts receivable shall be considered a bad debt and shall reduce the Purchase Price No. 1 as set forth in Section 4.1(e), and Purchaser No. 1 shall assign and deliver such uncollected account receivable to Seller. Upon collection or partial collection, or upon the failure to collect all of said receivable, the uncollected amount shall first be offset against the Escrow Fund referenced in Exhibit C, and in the event the amount of the uncollected receivable exceeds the $209,250.00 in the Escrow Fund, the remaining amount that is uncollected shall be offset against the Subordinated Promissory Note payable by Purchaser No. 1 to Seller. In the event Purchaser No. 1 is able to collect all or a portion of any of such account receivable, any remaining funds that remain in the Escrow Fund shall be returned to Seller with a proportionate part of interest thereon at the expiration of the period set forth above. In the event that any such account shall be paid to Purchaser No. 1 after assignment to Seller, Purchaser No. 1 shall promptly deliver any such amounts received to Seller. After the Closing, payments received from Performaworks shall be first applied


                                      E32
          to any amount owing to Purchaser No. 1 or Purchaser No. 2 for transactions arising after the Closing Date and thereafter shall be applied to the oldest account of Seller that is subject to Section 5.2 first, unless such account-debtor identifies the invoice against which such payment is to be applied.


                                       6.
                              EMPLOYMENT AGREEMENTS
                              ---------------------

6.1  Employment  Agreements  of  Shareholders.
     ----------------------------------------

     At Closing, Purchaser No. 1 shall enter into respective Employment Agreements with D. Tweedy and P. Tetreault. Copies of said Employment
     Agreements are attached hereto and made a part hereof as Exhibits H and H-1.


                                       7.
                       COVENANT NOT TO COMPETE AGREEMENTS
                       ----------------------------------

7.1  Covenant  Not  to  Compete  Agreements  of  Seller  and  Shareholders.
     ---------------------------------------------------------------------

     At Closing, Seller and each Shareholder shall enter into Non-Competition Agreements with Purchaser No. 1 and Purchaser No. 2. Copies of said
     Non-Competition Agreements are attached hereto and made a part hereof as Exhibits I, I-1, I-2 and I-3.


                                       8.
                                 BULK SALES ACT
                                 --------------

8.01  Compliance  with  Bulk  Sales  Act.
      ----------------------------------

     Purchaser No. 1 and Purchaser No. 2 waive compliance with the provisions of any applicable bulk sales law and the Seller agrees to indemnify and hold harmless Purchaser No. 1 and Purchaser No. 2 from any liability incurred as a result of the failure to so comply, except to liabilities explicitly assumed hereunder by Purchaser No. 1 and/or Purchaser No. 2.


                                       9.
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------
                         OF SELLER AND EACH SHAREHOLDER
                         ------------------------------

     Except as set forth in the Disclosure Schedule attached hereto, Seller and Shareholders, jointly and severally, represent and warrant to Purchaser No. 1 and Purchaser No. 2 that the following statements are true and correct as of the date hereof.


                                      E33

9.1  Organization,  Good  Standing,  Qualification  and  Power  of  Seller.
     ---------------------------------------------------------------------

     Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina and has the corporate power and authority to own, lease and operate the Purchased Assets No. 1 and the Purchased Assets No. 2 and to conduct Business No. 1 and Business No. 2 currently being conducted by it. Seller is duly qualified in good standing in each of the other jurisdictions in which it is required by the nature of its business or the ownership of its properties to so qualify. Seller has no corporate subsidiaries. The
     Disclosure Schedule correctly lists, with respect to Seller, each jurisdiction in which it is qualified to do business as a foreign corporation.

9.2  Capitalization.
     --------------

     The authorized capitalization of Seller consists solely of one hundred thousand (100,000) shares of common stock, without par value, of which one thousand fifty-three (1,053) shares, representing One Hundred Percent (100%) of the issued stock are currently owned by the Shareholders, are fully paid and nonassessable and have not been issued in violation of the preemptive rights of any person. Except as set forth in the Disclosure Schedule, Seller is not obligated to issue or acquire any of its securities, nor has it granted options or any similar rights with respect to any of its securities.

9.3  Authority  to  Make  Agreement.
     ------------------------------

     The Seller and each Shareholder have the full legal power and authority to enter into, execute, deliver and perform their respective obligations under this Agreement and each of the other agreements, instruments and other instruments to be delivered incident hereto ("Other Seller Documents"). This Agreement and the Other Seller Documents have been duly and validly executed and delivered by Seller and each Shareholder, and are the legal and binding obligation of each of them, enforceable in accordance with their respective terms, subject to principles of equity, bankruptcy laws, and laws affecting creditors' rights generally. The Seller has taken all necessary action (including action of Seller's Board of Directors and its Shareholders) to authorize and approve the execution and delivery of this Agreement and the Other Seller Documents, the performance of its obligations thereunder and the consummation of the transactions contemplated thereby.


                                      E34

9.4  Existing  Agreements,  Governmental  Approvals  and  Permits.
     ------------------------------------------------------------

     (a) The execution, delivery and performance of this Agreement and the Other Seller Documents by the Seller and each Shareholder, the sale, transfer, conveyance, assignment and delivery of the Purchased Assets No. 1 to Purchaser No. 1 and of the Purchased Assets No. 2 to Purchaser No. 2 as contemplated in this Agreement, and the consummation of the other transactions contemplated thereby: (i) do not violate any provisions of law, statute, ordinance or regulation applicable to the Seller, any Shareholder or Purchased Assets No. 1 and/or Purchased Assets No. 2, (ii) (except for any of Seller's secured creditors set forth in Sections 3.1 and/or 3.2, whose consent shall be obtained prior to Closing and except as set forth in the Disclosure Schedule), will not conflict with, or result in the breach or termination of any provision of, or constitute a default under (in each case whether with or without the giving of notice or the lapse of time or both) the Articles of Incorporation or Bylaws of Seller, or any indenture, mortgage, lease, deed of trust, or other instrument, contract or agreement or any license, permit, approval, authority, or any order, judgment, arbitration award, or decree to which Seller or any Shareholder is a party or by which Seller or any Shareholder or any of their assets and properties are bound (including, without limitation, the Purchased Assets No.1 and/or Purchased Assets No. 2), and (iii) will not result in the creation of any encumbrance upon any of the properties, assets, or Business No. 1 or Business No. 2 of Seller or of any Shareholder. Except as disclosed in the Disclosure Schedules, neither the Seller, nor any Shareholder, nor any of their assets or properties (including, without limitation, the Purchased
          Assets No. 1 and/or Purchased Assets No. 2) is subject to any provision of any mortgage, lease, contract, agreement, instrument, license, permit, approval, authority, order, judgment, arbitration award or decree, or to any law, rule, ordinance, or regulation, or any other restriction of any kind or character, which would prevent Seller or any Shareholder from entering into this Agreement or any of the Other Seller Documents or from consummating the transactions contemplated thereby.

     (b) Neither the Seller nor any Shareholders are a party to, subject to or bound by any agreement, judgment, award, order, writ, injunction or decree of any court, governmental body or arbitrator which would prevent the use by Purchaser No. 1 of Purchased Assets No. 1 or by Purchaser No. 2 of Purchased Assets No. 2 in accordance with present practices of Seller after the Closing Date or which, by operation of law, or pursuant to its terms, would be breached, terminate, lapse or be subject to termination or default under (in each case whether with or without notice, the passage of time or both) upon the consummation of the transactions contemplated in this Agreement.

     (c) Except as provided in this Agreement or as disclosed in the Disclosure Schedules, no approval, authority or consent of, or filing by Seller with, or notification to, any foreign, federal, state or local court, authority or governmental or regulatory body or agency or any person is necessary to authorize the execution and delivery of this Agreement or the Other Seller Documents by Seller or any Shareholder, the sale, transfer, conveyance, assignment and delivery of the Purchased Assets No. 1 to Purchaser No. 1 or of Purchased Assets No. 2 to Purchaser No. 2, or the consummation of the other transactions contemplated thereby,


                                      E35
          or to continue the use and operation of Purchased Assets No. 1 by Purchaser No. 1 or Purchased Assets No. 2 by Purchaser No. 2 after the Closing Date.

9.5  Financial  Statements.
     ---------------------

     (a) Copies of the Financial Statements have been delivered to Purchaser No. 1 and Purchaser No. 2. Each of the Financial Statements are true and complete in all material respects and were prepared in a manner consistent with the Company's historical practices throughout the periods indicated and fairly present in all material respects the financial condition and operations of Seller as of the respective dates thereof and the results of its operations and changes in financial position for the respective periods then ended.

     (b) Except to the extent reflected, reserved against, or disclosed on Pro Forma Balance Sheet No. 1 and/or Pro Forma Balance Sheet No. 2, or the Financial Statements, or the Disclosure Schedule, Seller had, as of such date, no material liabilities or obligations of any nature, whether accrued, absolute, contingent, or otherwise, including without limitation, unfunded pension or other retirement plan liabilities and tax liabilities whether or not incurred in respect of or measured by the Seller's income, for any period prior to the date of said Financial Statements, or arising out of transactions entered into or any set of facts existing prior thereto. Except to the extent disclosed on the Disclosure Schedule, there exists no basis for the assertion against Seller, as of the date of the Financial Statements or of Pro Forma Balance Sheet No. 1 and/or Pro Forma Balance Sheet No. 2, of any material liability of any nature or in any amount not fully reflected, reserved against, or disclosed in the Financial Statements or in Pro Forma Balance Sheet No. 1 and/or Pro Forma Balance Sheet No. 2.

9.6  Customers.
     ---------

     The Disclosure Schedule includes a correct list of the twenty-five (25) largest customers of Seller by sales in dollars for each of fiscal year 2000, and January through August of 2001, and the amount of business done by the Seller with each such customer for such periods. Except as disclosed on the Disclosure Schedule, to the Knowledge of Seller and the Shareholders, none of such current customers of Seller will or intend to
     (a) cease doing business with Seller; or (b) materially alter the amount of business they are presently doing with Seller; or (c) not do business with the Purchaser No. 1 and/or Purchaser No. 2, as applicable, after the Closing.


                                      E36

9.7  Intangible  Property.
     --------------------

     The Disclosure Schedule includes an accurate list and summary description of all patents, franchises, distributorships, registered and unregistered trademarks, trade names and service marks, licenses, brand names and company lists and all applications for the foregoing, presently owned and/or held (as a licensee or otherwise) by the Seller. The Seller is not a licensor in respect to any patents, trade secrets, inventions, shop rights, know-how, trademarks, trade names, copyrights, or applications therefore. The Disclosure Schedule contains an accurate and complete description of such intangible property and the items of all licenses and other agreements relating thereto. All of the above-mentioned intangibles used in the Seller's Business No. 1 and/or Seller's Business No. 2 are the sole property of the Seller and do not require the consent of or consent to any other person as a condition to their use or the transaction provided for herein and do not infringe upon the rights of others.

9.8  Significant  Agreements.
     -----------------------

     The Disclosure Schedule contains an accurate and complete list of all contracts, agreements, licenses, instruments and understandings (whether or not in writing) to which Seller is a party or is bound and that are material to the assets, financial condition or results of operations of the Seller. Without limiting the generality of the foregoing, such list includes all such contracts, agreements, licenses and instruments:

     (a) Providing for payments of more than Five Thousand Dollars ($5,000.00) per year, other than purchase orders incurred in the ordinary course of business;

     (b) Providing for the extension of credit other than consistent with normal credit terms described in the Disclosure Schedule;

     (c) Limiting the ability of the Seller to conduct Business No. 1 or Business No. 2 or any other business or to otherwise compete in its or any other business, including as to manner or place;

     (d) Providing for a guarantee or indemnity by Seller, including but not limited to any indemnification provided under any asset purchase agreement, stock purchase agreement, or other transaction that Seller is a party to;

     (e)  With  any  Affiliate  of  Seller;

     (f) With any labor union or employees' association connected with Seller's Business No. 1 and/or Seller's Business No. 2;

     (g) For the employment or retention of any director, officer, employee, agent, shareholder, consultant, broker or advisor of Seller or any other contract between Seller and any director, officer, employee, agent, shareholder, consultant or advisor which does not provide for termination at will by Seller without further cost or other liability to Seller as of or at any time after the Closing;


                                      E37

     (h) In the nature of a profit sharing, bonus stock option, stock purchase, pension, deferred compensation, retirement, severance, hospitalization, insurance or other plan or contract providing benefit to any person or former director, officer, employee, agent, shareholder, consultant, broker or advisor of Seller, or such person's dependents, beneficiaries or heirs;

     (i) In the nature of an indenture, mortgage, promissory note, loan or credit agreement or other contract relating to the borrowing of money or a line of credit by Seller or relating to the direct or indirect guarantee or assumption by Seller of obligations of others;

     (j) Leases or subleases with respect to any property, real, personal or mixed, in which Seller is involved, as lessor or lessee; and

     (k) Distributorship Agreement(s) or License Agreement(s) with respect to any property which Seller has entered into as licensor.


     True and correct copies of all items so disclosed in the Disclosure Schedule (if written) have been provided or made available to Purchaser No. 1 and/or Purchaser No. 2. Each of such items listed, or required to be listed, is a valid and binding obligation of the parties thereto enforceable in accordance with its terms, subject to principles of equity, bankruptcy laws, and laws affecting creditors' rights generally, and there have been no material defaults or to Seller Knowledge claims of material default by Seller and to Seller's Knowledge, there are no facts or conditions that have occurred or that are anticipated to occur which, through the passage of time or the giving of notice, or both, would constitute a default by Seller, or would cause the acceleration of any obligation of any party thereto or the creation of an Encumbrance upon any asset of Seller. There are no material oral contracts, agreements or understandings made by any Shareholder, material to Purchased Assets No. 1 or Purchased Assets No. 2, except such as have been disclosed in the Disclosure Schedule and for which an accurate summary description has been provided.

9.9  Inventory.
     ---------

     Except as specifically described on the Disclosure Schedule, all inventory is reflected on the August 31st, 2001 Pro Forma Balance Sheet, and at the Closing Date will consist of items of quality and quantity which are usable or saleable in the ordinary course of business of Seller in the conduct of Business No. 1 and/or Business No. 2, and items of below standard quality and items not usable or saleable in the ordinary course of Seller's business have been written down in value in accordance with good business practices to estimated net realizable market value or adequate reserves have been provided therefor. The values at which the inventory are carried on the list attached to the Disclosure Schedule reflect the normal valuation policy of Seller. Except as set forth on the Disclosure Schedule, since August 31st, 2001, the inventory of Seller has been maintained at normal and adequate levels for the continuation of the Business No. 1 and/or Business No. 2 in its normal course. No change has occurred in such inventory which affects or will affect the usability or salability thereof, no write-downs or write-offs of the value of such inventory has occurred and no additional amounts have been reserved with respect to such inventories except in each case those adjustments made in the ordinary course of business. The Disclosure Schedule lists the location of all inventory together with a brief description of the type and amount at each location.


                                      E38

9.10 Accounts  Receivable  and  Vendor  Receivables.
     ----------------------------------------------

     All accounts receivable and vendor receivables of the Seller which have arisen in connection with Business No. 1 and/or Business No. 2 or otherwise and which are reflected on the Financial Statements and all receivables which have arisen since August 31st, 2001 through the Closing shall have arisen only from bonafide transactions in the ordinary course of business and represent valid, collectible and existing claims, net of any reserve as reflected on the Pro Forma Balance Sheet No. 1 and/or the Pro Forma Balance Sheet No. 2. Subject to customer credit, the payment of each account and vendor receivable will not be subject to any known defense, counterclaim condition (other than Seller's performance in the ordinary course of business) whatsoever. The Disclosure Schedule hereto accurately lists, as of the Closing Date, all receivables arising out of or relating to Business No. 1 and/or Business No. 2, the amount owing and aging of such accounts receivable, the name of the party from whom such account receivable is owing, any security in favor of any Seller for the repayment of such account receivable which Seller purports to have. Seller has made available to Purchaser No. 1 and Purchaser No. 2 complete and correct copies of all instruments, documents and agreements evidencing such accounts receivable and of all instruments, documents or agreements (if any) creating security therefore. The parties acknowledge that Seller is making no representation as to the Performaworks account receivable that is subject to the arrangement set forth and described in Section 5.2.

9.11 Taxes.
     -----

     Except as to Taxes not yet due and payable, and except for Taxes the payment of which is being diligently contested in good faith and by proper proceedings and for which adequate reserves have been established in accordance with generally accepted accounting principles, and except as set forth in the Disclosure Schedule, Seller has filed all Tax Returns that are now required to be filed by it in connection with any federal, state or local tax, duty or charge levied, assessed or imposed upon them, or their property, including unemployment, social security and similar taxes; and all of such Taxes have been either paid or adequate reserves or other provision has been made therefor. Seller and each Shareholder shall pay, without right of reimbursement from Purchaser No. 1 and/or Purchaser No. 2, all of Seller's and any Shareholder's income Taxes including but not limited to any Taxes attributable to any gain under Section 1374 of the Code, including any interest and penalties thereon, that relate to the activities of Seller through the Closing including this transaction, as due.

9.12 Title  to  Purchased  Assets;  Encumbrances.
     -------------------------------------------


                                      E39

     (a) With respect to Purchased Assets No. 1 and Purchased Assets No. 2 sold, at the Closing Seller shall have good title to Purchased Assets No. 1 and/or Purchased Assets No. 2 owned by it being acquired by Purchaser No. 1 and/or Purchaser No. 2, respectively, and except for matters expressly set forth in Sections 3.1 or Section 3.2, which Encumbrances, if any, upon Purchased Assets No. 1 and/or Purchased Assets No. 2 shall be removed at Closing, free and clear of all Encumbrances whatsoever; immediately after the transfer of Purchased Assets No. 1 being acquired by Purchaser No. 1 from Seller and Purchased Assets No. 2 being acquired by Purchaser No. 2 from Seller, Purchaser No. 1 will own all of said Purchased Assets No. 1 and Purchaser No. 2 will own all of said Purchased Assets No. 2, free and clear of all Encumbrances whatsoever, whether perfected or unperfected; and, by way of illustration but not limitation, there are not any unpaid taxes, assessments or charges due or payable by Seller to any federal, state or local agency, or any obligations or liabilities or any unsatisfied judgments against, or, to Seller's Knowledge, any litigation or proceedings pending or threatened against Seller by any of Seller's employees, clients, customers, creditors, suppliers, or any other party (nor state of facts for any such obligation, liability, litigation or proceeding), that could become a claim, obligation, liability, lien or other charge of or against Purchaser No. 1, Purchaser No. 2, or Purchased Assets No. 1 or Purchased Assets No. 2. To Seller's Knowledge, all of Seller's tangible and other operating assets used in Business No. 1 and/or
          Business No. 2 which are being sold hereunder to Purchaser No. 1 and/or Purchaser No. 2, respectively, are, in all material respects, in good operating condition and repair, free of all structural, material or mechanical defects and conform with all applicable laws and regulations.

     (b) Except as otherwise specifically set forth herein, Seller is not a party to any contract, agreement, lease or commitment that would result in any claim, obligation, liability, lien or other charge against Purchaser No. 1 and/or Purchaser No. 2 or Purchased Assets No. 1 or Purchased Assets No. 2, and Purchaser No. 1 and Purchaser No. 2 are not obligated to assume the obligations under any contract, agreement, lease or commitment of Seller, except as specifically set forth herein.

9.13 Pending  Actions.
     ----------------

     Seller has not been served with or received notice of any actions, suits, arbitrations, OSHA, EPA or other governmental violations, or any other proceedings or investigations, either administrative or judicial, strikes, lockouts or NLRB charges or complaints ("Actions and Disputes"). Except as shown on the Disclosure Schedules, there are no Actions or Disputes pending or, to the best of Seller's knowledge, threatened against or affecting (directly or indirectly) Seller or its property or assets nor, to Seller's Knowledge, are there any facts or conditions which exist which would give rise to any such Actions or Disputes which, if determined adversely to Seller, would have a material adverse effect upon Seller's Business No. 1 and/or Seller's Business No. 2.


                                      E40

9.14 Insurance.
     ---------

     The Disclosure Schedule contains an accurate and complete listing (showing type of insurance, amount, insurance company, annual premium and special exclusions) of all policies of fire, liability, worker's compensation and other forms of insurance owned or held by Seller. All such policies are in full force and effect; are sufficient for compliance with all requirements of law and of all agreements to which Seller is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage for the assets and operations of Seller and will remain in full force and effect through the Closing. There are no outstanding requirements or recommendations by any insurance company that issued a policy with respect to any of the properties and assets of Seller by any Board of Fire
     Underwriters or other body exercising similar functions or by any Governmental Entity requiring or recommending any repairs or other work to be done on or with respect to any of the properties and assets of Seller or requiring or recommending any equipment or facilities to be installed on or in connection with any of the properties or assets of Seller.

9.15 Status  of  Business.
     --------------------

     (a) Since August 31st, 2001, Business No. 1 and Business No. 2 of the Seller have been operated only in the ordinary course, and, except as set forth in the Disclosure Schedule, there has not been with respect to Business No. 1 and/or Business No. 2:

          (i) Any material change in its condition (financial or other), assets, liabilities, obligations, business or earnings, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse;

          (ii) Any material liability or obligation incurred or assumed, or any material contract, agreement, arrangement, purchase order, lease (as lessor or lessee), or other commitment entered into or assumed, on behalf of Business No. 1 and/or Business No. 2, whether written or oral, except in the ordinary course of business;

          (iii) Any purchase or sale of material assets in anticipation of this Agreement, or any purchase, lease, sale, abandonment or other disposition of material assets, except in the ordinary course of business;

          (iv) Any waiver or release of any material rights, except for rights of nominal value;

          (v) Any cancellation or compromise of any material debts owed to Seller or material claims known by Seller against another person or entity, except in the ordinary course of business;

          (vi) Any damage or destruction to or loss of any physical assets or property of Seller which materially adversely affects Business No. 1 and/or Business No. 2 or any of the properties of Seller (whether or not covered by insurance);


                                      E41

          (vii)Any material changes in the accounting practices, depreciation or amortization policy or rates theretofore adopted by Seller, or any material revaluation or write-up or write-down of any of their assets;

         (viii)Any direct or indirect redemption, purchase or other acquisition for value by Seller of its shares or any agreement to do so;

          (ix) Any material increase in the compensation levels or in the method of determining the compensation of any of the Seller's officers, directors, agents, employees or members, or any bonus payment or similar arrangement with or for the benefit of any such person, any increase in benefits expense to Seller, any payments made or declared into any profit-sharing, pension, or other retirement plan for the benefit of employees of Seller, except in the ordinary course of business;

          (x) Any loans or advances between Seller and any Shareholder or any family member or any associate or Affiliate of Seller or of any Shareholder;

          (xi) Any material contract canceled or the terms thereof amended or any notice received with respect to any such contract terminating or threatening termination or amendment of any such contract;

         (xii) Any transfer or grant of any material rights under any leases, licenses, agreements, or with respect to any trade secrets or know-how;

        (xiii) Any labor trouble or employee controversy materially adversely affecting Business No. 1 and/or Business No. 2 or assets;

         (xiv) Any dividend or other distribution on or in respect of shares of Seller's capital stock; or

          (xv) The incurring of any funded indebtedness except in the ordinary course of business.

     (b)  The  Seller  is  not:

          (i) in violation of any outstanding judgment, order, injunction, award or decree specifically relating to Business No. 1 and/or Business No. 2, or

          (ii) in violation of any federal, state or local law, ordinance or regulation which is applicable to Business No. 1 and/or Business No. 2, except where such violation does not have a materially adverse effect on Business No. 1 and/or Business No. 2.

          The Seller has all permits, licenses, orders, approvals, authorizations, concessions and franchises of any federal, state or local governmental or regulatory body that are material to or necessary in the conduct of Business No. 1 and/or Business No. 2,


                                      E42
          except where failure to have such permit, license, order, approval, authorization, concession or franchise does not have a materially adverse effect on Business No. 1 and/or Business No. 2. All such permits, licenses, orders, approvals, concessions and franchises are set forth on the Disclosure Schedule and are in full force and effect and there is no proceeding pending or, to the knowledge of Seller, threatened to revoke or limit any of them.

     (c) At the Closing, Seller shall have paid in full, to all employees of Business No. 1 and/or Business No. 2, all wages, salaries, commissions, bonuses, vacations and other direct compensation for all services performed by them. To Seller's Knowledge, Seller is in compliance in all material respects with all federal, state and local laws, ordinances and regulations relating to employment and employment practices at Business No. 1 and/or Business No. 2, and all employee benefit plans and tax laws relating to employment at Business No. 1 and/or Business No. 2. There is no unfair labor practice complaint against Seller relating to Business No. 1 and/or Business No. 2 pending before the National Labor Relations Board or similar agency or body and, to Seller's Knowledge, no condition exists that could give rise to any unfair labor practice complaint. There is no labor strike, dispute, slowdown or stoppage actually pending or, to Seller's
          Knowledge, threatened against or involving Business No. 1 and/or Business No. 2. Seller has no labor contracts or collective bargaining agreements with respect to any of its employees.

9.16 Environmental  Laws.
     -------------------

     (a) To Seller's Knowledge, the real estate locations which are leased by Seller, ("Real Estate") have not been used or operated in any fashion involving producing, handling and disposing of chemicals, toxic substances, wastes and effluent materials, x-rays or other materials or devices in material violation of any laws, rules, regulations or orders, and to the best of Seller's Knowledge, the Real Estate is in material compliance with applicable laws, regulations, ordinances, decrees and orders arising under or relating to health, safety, and environmental laws and regulations, including without limitation the Federal Occupation and Safety Health Act, 29 U.S.C. Sec.651, et seq.; Federal Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. Sec.6901, et seq.; Federal Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. Sec.9601, et seq.; the Federal Clean Air Act, 42 U.S.C. Sec.2401, et seq.; the Federal Clean Water Act, 33 U.S.C. Sec.1251, et seq.; and all state and local laws that correspond therewith or supplement such laws.

     (b) To Seller's Knowledge, the Real Estate has not been operated, in violation of any laws, rules, regulations or orders, so as to involve or create any surface impoundments, incinerators, land fills, waste storage tanks, waste piles, or deep well injection systems or for the purpose of storage, treatment or disposal of a hazardous waste as defined by RCRA or hazardous substance, pollutant or contaminate as defined by CERCLA and, to Seller's Knowledge, no acts have been committed that would make the Real Estate or any part thereof subject to remedial action under RCRA or CERCLA or corresponding state or local laws.


                                      E43

     (c) To the best of Seller's Knowledge, there have not been, are not now and as of the Closing Date, there will be no solid waste, hazardous waste, hazardous substance, toxic substance, toxic chemicals, pollutants or contaminants, underground storage tanks, purposeful dumps, or accidental spills in, on or about the Real Estate or any of the assets of Seller, whether real or personal, owned or leased, or stored on any real property owned or leased by Seller or by Seller's lessees, licensees, invites, or predecessors in amounts sufficient to require any reporting obligations under any applicable environmental laws, rules or regulations.

     (d) Seller is not engaged in, and to Seller's Knowledge is not threatened with any litigation, or governmental or other proceeding which may give rise to any claim against the Real Estate. Specifically, there are no pending suits, charges, actions, governmental investigations, or other proceedings, involving, directly or indirectly without limitation, the laws, statutes and regulations set forth in subsection
          (a), above, whether initiated by a third party or by Seller and there are none, to Seller's Knowledge, threatened against or relating to or involving the Real Estate or the transactions contemplated by this Agreement. To Seller's Knowledge, Seller is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality.

     (e) The Disclosure Schedule will list all waste disposal sites, dump sites and other areas either on the Real Estate or offsite at which hazardous or toxic waste generated by Seller has been disposed (in each case identifying such waste) and it will specifically identify each such site or area which is or has been included in any published federal, state or local (domestic or foreign) superfund or other list of hazardous or toxic waste sites or areas.

     (f) To Seller's Knowledge, Seller has obtained all permits, and licenses and other authorizations required by all environmental laws; and all of such permits, licenses and other authorizations are in full force and effect as of the date hereof. A true and correct list of all such permits, licenses and other authorizations is set forth in the Disclosure Schedule.

9.17 Certain  Employees
     ------------------

     (a) Each of the following is included in the list of agreements set forth in the Disclosure Schedule: all collective bargaining agreements, employment and consulting agreements, bonus plans, deferred compensation plans, employee pension plans or retirement plans, employee profit-sharing plans, employee stock purchase and stock option plans, hospitalization insurance, and other plans and arrangements providing for employee benefits of employees of the Seller.

     (b) The Disclosures Schedule contains a true, complete and accurate list of the following: the names, positions, and compensation of the present employees of Seller, together with a statement of the annual salary payable to salaried employees and a summary of the bonuses and description of agreements for additional compensation and other like benefits, if any, paid or payable to such persons for the period set forth in the Disclosure Schedule. Except as listed in the Disclosure Schedule, to Seller's Knowledge, all employees of the Seller are employees-at-will.


                                      E44

     (c) To Seller's Knowledge, Seller has no retired employees who are receiving or are entitled to receive any payments, health or other benefits from Seller.

9.18 Payments  to  Employees.
     -----------------------

     To Seller's Knowledge, accrued obligations of Seller relating to employees and agents of Seller, whether arising by operation of law, by contract, or by past service, for payments to trusts or other funds or to any governmental agency, or to any individual employee or agent (or his heirs, legatees, or legal representatives) with respect to unemployment compensation benefits, deferred compensation, profit sharing or retirement benefits, or social security benefits have been paid or accrued by Seller. To Seller's Knowledge, all obligations of Seller as an employer or principal relating to employees or agents, whether arising by operation of law, by contract, or by past practice, for vacation and holiday pay, bonuses, and other forms of compensation which are or may become payable to such employees or agents, have been paid or will be paid or accrued by Seller.

9.19 Change  of  Corporate  Name.
     ---------------------------

     At the Closing, the Seller, if requested by either Purchaser No. 1 and/or Purchaser No. 2, will adopt and file with the Secretary of State of North Carolina an Amendment to the Articles of Incorporation of Seller changing the name of Seller to a name substantially dissimilar to SYSTEM 5 TECHNOLOGIES, INC.

9.20 Brokers  and  Finders.
     ---------------------

     Except as set forth in the Disclosure Schedule, no broker, finder or other person or entity acting in a similar capacity has participated on behalf of Seller in bringing about the transaction herein contemplated, or rendered any service with respect thereto or been in any way involved therewith.

9.21 Preservation  of  Organization.
     ------------------------------

     Except as set forth on the Disclosure Schedule, since August 31st, 2001, the Seller has kept intact Business No. 1 and/or Business No. 2 and organization of the Seller; retained the services of all the Seller's material employees and agents, retained the Seller's arrangements with the manufacturers of the products distributed by Seller in the same manner as conducted prior to such date, and other than as contemplated by this Agreement, engaged in no transaction other than in the ordinary course of Seller's Business No. 1 and/or Business No. 2.


                                      E45

9.22 Absence  of  Certain  Business  Practices.
     -----------------------------------------

     Neither the Seller nor to the Seller's Knowledge, any officer, employee or agent of the Seller, nor any other Person acting on its behalf, has, directly or indirectly, within the past five years given or agreed to give any gift, bribe, rebate or kickback or otherwise provide any similar benefit to any customer, supplier, governmental employee or any other Person who is or may be in a position to help or hinder the Seller or Business No. 1 and/or Business No. 2 (or assist Seller in connection with any actual or proposed transaction relating to Business No. 1 and/or Business No. 2 or any other business previously operated by Seller) (i) which subjected or might have subjected Seller to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) which if not given in the past, might have had a material adverse effect on Business No. 1 and/or Business No. 2, (iii) which if not continued in the future, might have a material adverse effect on Business No. 1 and/or Business No. 2 or subject Seller to suit or penalty in any private or governmental litigation or proceeding, (iv) for any of the purposes described in Section 162(c) of the Code or (v) for the purpose of establishing or maintaining any concealed fund or concealed bank account.

9.23 Suppliers.
     ---------

     The Disclosure Statement sets forth the names of and description of contractual arrangements (whether or not binding or in writing) with the ten (10) largest suppliers of the Seller by sales or services in dollars. Except as disclosed on the Disclosure Statement and assuming that Purchaser No.1 and/or Purchaser No. 2, as applicable, continues to conduct Business No. 1 and/or Business No. 2 in the ordinary course consistent with Seller's prior practices generally and specifically with respect to Seller's current suppliers, Seller has no direct knowledge that any of the current suppliers of the Seller will, or intend to, (a) cease doing business with Seller; or
     (b) materially alter the amount of business they are currently doing with Seller; or (c) not do business with Purchaser No. 1 and/or Purchaser No. 2 after the Closing.

9.24 Product  Liability  Claims.
     --------------------------

     To Seller's Knowledge, there are no material product liability claims against Seller, either potential or existing, which are not fully covered by product liability insurance coverage with a responsible company which, if determined adversely to Seller, would have a material adverse effect upon Seller's Business No. 1 and/or Business No. 2.

9.25 Employee  Benefit  Plans.
     ------------------------

     For the purposes of this Section 9.25, "Seller" shall include all persons who are members of a controlled group, a group of trades or businesses under common control, or an affiliated service group (within the meanings of Sections 414(b), (c) or (m) of the Code), of which Seller is a member.

     (a) The Employee Benefit Plans presently maintained by Seller or to which Seller has contributed within the past six (6) years, including any terminated or frozen plans which have not yet distributed all plan


                                      E46
          assets, are fully set forth in the Disclosure Schedule. For purposes of this provision, the term "Employee Benefit Plan" shall mean:

          (i) A Welfare Benefit Plan as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") established for the purpose of providing for its participants or their beneficiaries, through the purchase of insurance or otherwise, medical, surgical, or hospital care or benefits, or benefits in the event of sickness, accident, disability, death or unemployment (including any plan or program of severance pay), or vacation benefits, apprenticeship or other training programs, or day care centers, scholarship funds, or prepaid legal services, or any benefit described in Section 302(c) of the Labor Management Relations Act of 1947;

          (ii) An Employee Pension Benefit Plan as defined in Section 3(2) of ERISA established or maintained by Seller for the purpose of providing retirement income to employees or for the purpose of providing deferral of income by employees for periods extending to the termination of covered employment or beyond; and

         (iii) Any other plan or arrangement not covered by ERISA but which provides benefits to employees or former employees and results in an accrued liability on the part of Seller either by contract or by operation of law.

     (b) With respect to any such Employee Benefit Plans, the Seller represents and warrants that, to the best of Seller's Knowledge;

          (i) The Seller has not, with respect to any Employee Benefit Plans, engaged in any prohibited transaction, as such term is defined in
               Section  4975  of  the  Code  or  Section  406  of  ERISA.

          (ii) The Seller has, with respect to any Employee Benefit Plans, substantially complied with all reporting and disclosure requirements required by Title I, Subtitle B, Part 1 of ERISA.

         (iii) There was no accumulated funding deficiency (as defined in section 302 of ERISA and Section 412 of the Code) with respect to any Employee Pension Benefit Plan which is a defined benefit pension plan, whether or not waived, as of the last day of the most recent fiscal year of the plans ending prior to the date of this Agreement.

          (iv) Except as described on the Disclosure Schedule, there are no contributions due to any Employee Pension Benefit Plan for the most recent fiscal year of the plans ending prior to the date of this Agreement and the Seller's Financial Statements reflect any liability of Seller to make contributions to the Employee Pension Benefit Plans, and a pro rata portion of the contributions (including matching contributions) for the plan year on which the Closing Date occurs shall have been made on or prior to the Closing Date for the period ending on the Closing Date.


                                      E47

          (v) No material liability to the Pension Benefit Guaranty Corporation ("PBGC") has been asserted with respect to any Employee Pension Benefit Plan which is a defined benefit pension plan.

          (vi) There has been no reportable event as described in Section 4043(b) of ERISA since the effective date of Section 4043 of ERISA with respect to any Employee Pension Benefit Plan which is a defined benefit plan.

         (vii) Except for claims for benefits by participants and beneficiaries in the normal course of events, to the best of Seller's knowledge, there are no claims, pending or threatened, by any individual or Governmental Entity, which, if decided adversely, would have a material adverse effect upon the financial condition of any Employee Benefit Plan, the plan administrator of any Employee Benefit Plan, or Seller.

        (viii) The Seller has made available for inspection all annual reports for Seller filed on Internal Revenue Service ("IRS") Form 5500 or 5500C, all reports for Seller prepared by an actuary for the last three plan years, the plan and trust documents and the Summary Plan Description, as amended, for each Employee Benefit Plan and the last filed PBGC1 Form (if applicable) for each Employee Benefit Plan, with respect to any Employee Benefit Plans other than multi-employer plans (within the meaning of Section 3(37) of ERISA), and other reports filed with the PBGC during the last three plan years.

          (ix) Except as set forth on the Disclosure Schedule, all Employee Pension Benefit Plans are intended to be qualified retirement plans under the Code. The IRS has issued, and Seller has made available for inspection, one or more determination letters with respect to the qualification of all such Employee Pension Benefit Plans stating that the IRS has made a favorable determination as to the qualification of such Plan under Section 401(a) of the Code, and that continued qualification of the Plan in its present form will depend upon its effect in operation. The time for adoption of any amendments required by changes in the Code since such determination letters were issued, or changes required by the IRS as a condition for continued qualification of such plans has not expired, or did not expire without such amendments being made. Such plans are now, and always have been, established in writing and maintained and operated in accordance with the plan documents, ERISA, the Code, and all other applicable laws. Except as described in the Disclosure Schedule, such Plans are now and always have been, established in writing and maintained and operated substantially in accordance with the plan documents, ERISA, the Code and all other applicable laws, in all material respects.

          (x) There is no liability arising from the termination or partial termination of any Employee Benefit Plan, except for liabilities as to which adequate reserves are reflected on the Financial Statements, and there exists no condition presenting a material risk of such liability.


                                      E48

          (xi) The Seller has timely made any contributions it is obligated to make to any multi-employer plan within the meaning of Section 3(37) of ERISA. The Seller has no liability arising as a result of withdrawal from any multi-employer plan, no such withdrawal liability has been asserted and no such withdrawal liability will be asserted with regard to any withdrawal or partial withdrawal on or before the date of this Agreement.

9.26 Assets  Necessary  to  the  Business.
     ------------------------------------

     The Seller owns, leases or holds under license all assets and properties (tangible and intangible) necessary to carry on Business No. 1 and Business No. 2 and operations as presently conducted and as shown on the Financial Statements. Such assets and properties are all of the assets and properties necessary to carry on Seller's Business No. 1 and Business No. 2 as presently conducted and Shareholders (other than through their ownership of stock in Seller and/or as set forth on the Disclosure Schedule) nor any member of his family owns or leases or has any interest in any assets or properties presently being used to carry on Business No. 1 or Business No. 2 of Seller.

9.27 Transactions  with  Affiliates.
     ------------------------------

     Except as disclosed on the Disclosure Schedule, there is no lease, sublease, contract, agreement or other arrangement of any kind whatsoever entered into by Seller and its Shareholders.

9.28 Territorial  Restrictions.
     -------------------------

     Except as described in the Disclosure Schedule, Seller is not restricted by any written agreement or understanding with any other Person from carrying on the Business No. 1 and/or Business No. 2 anywhere in the world. Neither Purchaser nor any of its Affiliates will, as a result of its acquisition of Purchased Assets No. 1 and/or Purchased Assets No. 2 become restricted in carrying on Business No. 1 and/or Business No. 2 anywhere in the world as a result of any contract or other agreement to which Seller is a party or by which it is bound.

9.29 Full  Disclosure.
     ----------------

     None of the representations and warranties made by Seller named herein, or made on its behalf, including any disclosures made in the Disclosure Schedule, contains or will contain, to Seller's knowledge, any untrue statement of material fact or omits or will omit any material fact.


                                       10.
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------
                     OF PURCHASER NO. 1 AND PURCHASER NO. 2
                     --------------------------------------

Purchaser No. 1 hereby represents and warrants to the Seller that the following statements are true and correct as of the date hereof, and shall be true and correct as of the Closing Date:


                                      E49

10.1 Organization,  Good  Standing  and  Power  of  Purchaser  No.  1.
     ----------------------------------------------------------------

     (a) Purchaser No. 1 is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and lawful authority to execute, deliver and perform this Agreement and conduct Business No. 1 of the Seller currently conducted by the Seller in each of the jurisdictions in which the Seller currently conducts Business No. 1, which are the only jurisdictions where the failure to be so qualified by Purchaser No. 1 will have a material adverse effect on the business prospects or financial condition of Purchaser No. 1.

10.2 Status  of  Agreements.
     ----------------------

     (a) All requisite corporate action (including action of its Board of Directors) to approve, execute, deliver and perform this Agreement and each of the other agreements, instruments and other documents to be delivered by and on behalf of Purchaser No. 1 ("Other Purchaser No. 1 Documents") in connection herewith has been taken by Purchaser No. 1. This Agreement has been duly and validly executed and delivered by Purchaser No. 1 and constitutes the valid and binding obligation of Purchaser No. 1 enforceable in accordance with its terms. All Other
          Purchaser No. 1 Documents in connection herewith will, when executed and delivered, constitute the valid and binding obligation of Purchaser No. 1 enforceable in accordance with their respective terms.

     (b) No authorization, approval, consent or order of, or registration, declaration or filing with, any court, governmental body or agency or other public or private body, entity or person is required (except for Purchaser No. 1's primary lenders, Deutsche Financial Services Company, et al, whose consent shall be obtained prior to Closing) in connection with the execution, delivery or performance of this Agreement or any Other Purchaser No. 1 Documents in connection herewith.

     (c) Neither the execution, delivery nor performance of this Agreement or any of the Other Purchaser No. 1 Documents in connection herewith does or will:

          (i) conflict with, violate or result in any breach of any judgment, decree, order, statute, ordinance, rule or regulation applicable to Purchaser No. 1;

          (ii) conflict with, violate or result in any breach of any agreement or instrument to which Purchaser is a party or by which Purchaser No. 1 or any of Purchaser's assets or properties is bound, or constitute a default thereunder or give rise to a right of acceleration of an obligation of Purchaser No. 1; or

          (iii) conflict with or violate any provision of the Articles of Incorporation or By-Laws of Purchaser No. 1.

10.3 Brokers  and  Finders.
     ---------------------


                                      E50

     No broker, finder or other person or entity acting in a similar capacity has participated on behalf of Purchaser No. 1 in bringing about the transaction herein contemplated, or rendered any service with respect thereto or been in any way involved therewith.

Purchaser No. 2 hereby represents and warrants to the Seller that the following statements are true and correct as of the date hereof.

10.4 Organization,  Good  Standing  and  Power  of  Purchaser  No.  2.
     ----------------------------------------------------------------

     (a) Purchaser No. 2 is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and lawful authority to execute, deliver and perform this Agreement and conduct Business No. 2 of the Seller currently conducted by the Seller in each of the jurisdictions in which the Seller currently conducts Business No. 2, which are the only jurisdictions where the failure to be so qualified by Purchaser No. 2 will have a material adverse effect on the business prospects or financial condition of Purchaser No. 2.

10.5 Status  of  Agreements.
     ----------------------

     (a) All requisite corporate action (including action of its Board of Directors) to approve, execute, deliver and perform this Agreement and each of the other agreements, instruments and other documents to be delivered by and on behalf of Purchaser No. 2 ("Other Purchaser No. 2 Documents") in connection herewith has been taken by Purchaser No. 2. This Agreement has been duly and validly executed and delivered by Purchaser No. 2and constitutes the valid and binding obligation of Purchaser No. 2 enforceable in accordance with its terms. All Other
          Purchaser No. 2 Documents in connection herewith will, when executed and delivered, constitute the valid and binding obligation of Purchaser No. 2 enforceable in accordance with their respective terms.

     (b) No authorization, approval, consent or order of, or registration, declaration or filing with, any court, governmental body or agency or other public or private body, entity or person is required (except for Purchaser No. 2's primary lenders, Deutsche Financial Services Company, et al, whose consent shall be obtained prior to Closing) in connection with the execution, delivery or performance of this Agreement or any Other Purchaser No. 2 Documents in connection herewith.

     (c) Neither the execution, delivery nor performance of this Agreement or any of the Other Purchaser No. 2 Documents in connection herewith does or will:

          (i) conflict with, violate or result in any breach of any judgment, decree, order, statute, ordinance, rule or regulation applicable to Purchaser No. 2;

          (ii) conflict with, violate or result in any breach of any agreement or instrument to which Purchaser No. 2 is a party or by which Purchaser No. 2 or any of Purchaser's assets or properties is


                                      E51
               bound, or constitute a default thereunder or give rise to a right of acceleration of an obligation of Purchaser No. 2; or

         (iii) conflict with or violate any provision of the Articles of Incorporation or By-Laws of Purchaser No. 2.

10.6 Brokers  and  Finders.
     ---------------------

     No broker, finder or other person or entity acting in a similar capacity has participated on behalf of Purchaser No. 2 in bringing about the transaction herein contemplated, or rendered any service with respect thereto or been in any way involved therewith.

10.7 Full  Disclosure.
     ----------------

     None of the representations and warranties made by Purchaser No. 1 herein contains or will contain, to the best of Purchaser No. 1's knowledge, any untrue statement of material fact or omits or will omit any material fact. None of the representations and warranties made by Purchaser No. 2 herein contains or will contain, to the best of Purchaser No. 2's knowledge, any untrue statement of material fact or omits or will omit any material fact.


                                       11.
                 SURVIVAL OF AND RELIANCE UPON REPRESENTATIONS,
                   WARRANTIES AND AGREEMENTS; INDEMNIFICATION
                   ------------------------------------------

11.1 Survival  of  Representations  and  Warranties.
     ----------------------------------------------

     The parties acknowledge and agree that all representations, warranties and agreements contained in this Agreement or in any agreement, instrument, exhibit, certificate, schedule or other document delivered in connection herewith, shall survive the Closing and continue to be binding upon the party giving such representation, warranty or agreement and shall be fully enforceable to the extent provided for in Sections 11.3 and 11.4 hereof, at law or in equity, for the period beginning on the date of Closing and ending two (2) years thereafter, except for the representations, warranties and agreements designated and identified in Sections 3.1, 3.2, 3.3, 3.4, 4.1, 4.2, 4.6, 9.3, 9.11, 9.12, 9.13, 9.16, 10.2 and 10.5 which shall survive the Closing and shall terminate in accordance with the statute of limitations governing written contracts in the State of North Carolina and Exhibits H and H-1, and Exhibits I, I-1, I-2 and I-3, which shall terminate as provided therein.


                                      E52

11.2 Reliance  Upon  and  Enforcement  of  Representations,  Warranties  and
     -----------------------------------------------------------------------
     Agreements.
     -----------

     (a) The Seller hereby agrees that, notwithstanding any right of Purchaser No. 1 and/or Purchaser No. 2 to fully investigate the affairs of Seller, and notwithstanding knowledge of facts determined or determinable by Purchaser No. 1 and/or Purchaser No. 2 pursuant to such investigation or right of investigation, Purchaser No. and/or Purchaser No. 2 have the right to rely fully upon the representations, warranties and agreements of Seller and the Shareholders contained in this Agreement and upon the accuracy of any document, certificate or exhibit given or delivered to Purchaser No. 1 and/or Purchaser No. 2 pursuant to the provisions of this Agreement.

     (b) Purchaser No. 1 and/or Purchaser No. 2 hereby agree that, notwithstanding any right of Seller to fully investigate the affairs of Purchaser No. 1 and/or Purchaser No. 2, and notwithstanding knowledge of facts determined or determinable by Seller pursuant to such investigation or right of investigation, Seller have the right to rely fully upon the representations, warranties and agreements of Purchaser No. 1 and/or Purchaser No. 2 contained in this Agreement and upon the accuracy of any document, certificate or exhibit given or delivered to Seller pursuant to the provisions of this Agreement.

11.3 Indemnification  by  Seller  and  Shareholders.
     ----------------------------------------------

     Provided Purchaser No. 1 and/or Purchaser No. 2 make a written claim for indemnification against Seller and/or Shareholders within any applicable survival period specified in Section 11.1, and subject to the limitations set forth in Section 11.7, the Seller and Shareholders (jointly and severally), shall indemnify Purchaser No. 1 and/or Purchaser No. 2 against and hold them harmless from any and all loss, damage, liability or deficiency resulting from or arising out of:

     (i) any inaccuracy in or breach of any representation, warranty, covenant, or obligation made or incurred by Seller or the Shareholders herein or in any other agreement, (including exhibits and schedules) or legal instrument delivered by or on behalf of Seller pursuant to the provisions of the Agreement;

     (ii) any imposition (including by operation of law) or attempted imposition by a third party upon Purchaser No. 1 and/or Purchaser No. 2 of any Excluded Liability of Seller which Purchaser No. 1 has not specifically agreed to assume pursuant to Section 3.1 of this Agreement and/or which Purchaser No. 2 has not specifically agreed to assume pursuant to Section 3.2 of this Agreement;

     (iii)any liability of Seller arising out of Seller's operation of Business No. 1 and/or Business No. 2, its ownership or use of the Purchased
          Assets No. 1 and/or Purchased Assets No. 2, or occupancy and use of the Real Estate prior to the Closing (except for any Assumed Liabilities No. 1 or Assumed Liabilities No. 2 described in Sections
          3.1 and 3.2, respectively) or other obligation incurred by or imposed upon Purchaser No. 1 and/or Purchaser No. 2 resulting from the failure of the parties to comply with the provisions of any law relating to bulk transfers which may be applicable to the transaction herein contemplated;


                                      E53

     (iv) any and all costs and expenses (including reasonable legal and accounting fees) related to any of the foregoing.

     Except  as  otherwise  provided  in this Agreement, nothing in this Section
     11.3 shall be construed to limit the amount to which, or the time by which, by reason of offset or otherwise, that Purchaser No. 1 and/or Purchaser No. 2 may recover from Seller or any Shareholder pursuant to this Agreement resulting from Seller's or any Shareholder's breach or violation of any representation, warranty, covenant or agreement contained herein.

     Any amounts to which Purchaser No. 1 and/or Purchaser No. 2, their successors or assigns, is entitled to indemnification pursuant to the provisions of this Section, shall first be offset against the amount payable to Seller against the subordinated promissory notes, then against any payments due under Section 4.6. Provided, however, the offset in any one year may not exceed the aggregate amount payable of principal and interest due on said applicable subordinated promissory notes for said year, and any amount, if any, payable under Section 4.6 for such year.

11.4 Indemnification  by  Purchaser  No.  1  and/or  Purchaser  No.  2.
     -----------------------------------------------------------------

     Provided Shareholders and/or Seller make a written claim for indemnification against Purchaser No. 1 and/or Purchaser No. 2, as applicable, within any applicable survival period specified in Section 11 and subject to the limitation set forth in Section 11.8, Purchaser No. 1 and/or Purchaser No. 2, jointly and severally, shall indemnify Seller and each Shareholder against and hold them harmless from any and all loss, damage, liability or deficiency resulting from or arising out of: (i) any Assumed Liabilities of Purchaser No. 1 or any Assumed Liabilities of
     Purchaser No. 2 , as applicable; (ii) any liability of Purchaser No. 1 and/or Purchaser No. 2 arising out of Purchaser No. 1's and/or Purchaser No. 2's operations subsequent to the Closing (except to the extent such liability is the result of a breach of a covenant or warranty of Seller hereunder); (iii) any inaccuracy in or breach of any representation, warranty, covenant or obligation made or incurred by Purchaser No. 1 and/or Purchaser No. 2, as applicable herein or in any other agreement, instrument, or document delivered by or on behalf of Purchaser No. 1 and/or Purchaser No. 2 pursuant to the provisions of this Agreement; and (iv) any and all related costs and expenses (including reasonable legal and accounting fees). Except as otherwise provided herein, nothing in this
     Section 11.4 shall be construed to limit the amount to which, or the time by which, by reason of offset or otherwise, that Seller may recover from Purchaser No. 1 and/or Purchaser No. 2 pursuant to this Agreement resulting from its breach or violation of any representation, warranty, covenant or agreement contained herein.


                                      E54

11.5 Notification  of  and  Participation  in  Claims.
     ------------------------------------------------

     (a) No claim for indemnification shall arise until notice thereof is given to the party from whom indemnity is sought. Such notice shall be sent within ten (10) days after the party to be indemnified has received notification of such claim, but failure to notify the indemnifying party shall in no event prejudice the right of the party to be indemnified under this Agreement, unless the indemnifying party shall be prejudiced by such failure and then only to the extent of such prejudice. In the event that any legal proceeding shall be instituted or any claim or demand is asserted by any third party in respect of which Seller/Shareholders on the one hand, or Purchaser No. 1 and/or Purchaser No. 2, as applicable, on the other hand, may have an obligation to indemnify the other, the party asserting such right to indemnity (the "Party to be Indemnified") shall give or cause to be given to the party from whom indemnity is sought (the "Indemnifying Party") written notice thereof and the Indemnifying Party shall have the right, at its option and expense, to participate in the defense of such proceeding, claim or demand, but not to control the defense, negotiation or settlement thereof, which control shall at all times rest with the Party to be Indemnified, unless the Indemnifying Party irrevocably acknowledges in writing full and complete responsibility for and agrees to provide indemnification of the Party to be Indemnified, in which case such Indemnifying Party may assume such control through counsel of its choice and at its expense. In the event the Indemnifying Party assumes control of the defense, the Indemnifying Party shall not be responsible for the legal costs and expenses of the Party to be Indemnified in the event the Party to be Indemnified decides to join in such defense. The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such third party legal proceeding, claim or demand.

     (b) If the Party to be Indemnified is also the party controlling the defense, negotiation or settlement of any matter, and if the Party to be Indemnified determines to compromise the matter, the Party to be Indemnified shall immediately advise the Indemnifying Party of the terms and conditions of the proposed settlement. If the Indemnifying Party agrees to accept such proposal, the Party to be Indemnified shall proceed to conclude the settlement of the matter, and the Indemnifying Party shall immediately indemnify the Party to be Indemnified pursuant to the terms of Sections 11.3 and 11.4 hereunder. If the Indemnifying Party does not agree within fourteen (14) days to accept the settlement (said 14-day period to begin on the first business day following the date such party receives a complete copy of the settlement proposal), the Indemnifying Party shall immediately assume control of the defense, negotiation or settlement thereof, at that Indemnifying Party's expense. Thereafter, the Party to be Indemnified shall be indemnified in the entirety for any liability arising out of the ultimate defenses, negotiation or settlement of such matter.

     (c) If the Indemnifying Party is the party controlling the defense, negotiation or settlement of any matter, and the Indemnifying Party determines to compromise the matter, the Indemnifying Party shall immediately advise the Party to be Indemnified of the terms and conditions of the proposed settlement. If the Party to be Indemnified agrees to accept such proposal, the Indemnifying Party shall proceed to conclude the settlement of the matter and immediately indemnify the Party to be Indemnified pursuant to the terms of Sections 11.3 or 11.4 hereunder. If the Party to be Indemnified does not agree within


                                      E55
          fourteen (14) days to accept the settlement (said 14-day period to begin on the first business day following the date such party receives a complete copy of the settlement proposal), the Party to be Indemnified shall immediately assume control of the defense, negotiation or settlement thereof, at the Party to be Indemnified's expense. If the final amount paid to resolve the claim is less than the amount of the original proposed settlement made by the Indemnifying Party, then the Party to be Indemnified shall receive such indemnification pursuant to Sections 11.3 or 11.4 hereof, including any and all expenses incurred by the Party to be Indemnified incurred in connection with the defense, negotiation or settlement of such matter up to the maximum of the original proposed settlement. If the amount finally paid to resolve the claim is equal to or greater than the amount of the original proposed settlement proposed by the Indemnifying Party, then the Indemnifying Party shall provide indemnification pursuant to Sections 11.3 and 11.4 for the amount of the original settlement proposal submitted by the Indemnifying Party, and the Party to be Indemnified shall be responsible for all amounts in excess of the original settlement proposal submitted by the Indemnifying Party and all costs and expenses incurred by the Party to be Indemnified in connection with such defense, negotiation or settlement.

11.6 Excluded  Liabilities.
     ---------------------

     (a) Notwithstanding anything contained herein to the contrary, in the event any Excluded Liability would attach to Purchased Assets No. 1 and/or Purchased Assets No. 2 under any successor liability statute or otherwise, notwithstanding the fact that such liability was an Excluded Liability, Seller and Shareholders shall be jointly and severally responsible for the payment of such Excluded Liability and the lien on Purchased Assets No. 1 and/or Purchased Assets No. 2 (which would represent a breach of certain representations under the Agreement) related to such liability.

11.7 Limitation  on  Liability.
     -------------------------

     Notwithstanding the provisions of the Section 11, Seller and Shareholders shall not have any indemnification obligation under this Agreement unless and until the aggregate amount of the claimed liability exceeds [$25,000.00] and Seller and Shareholders shall be liable for indemnification of the Indemnified Party only to the extent that actual losses exceed [$25,00.00] as further modified by Section 11. The maximum liability that Seller and the Shareholder may be required to pay to Purchaser No. 1 and Purchaser No. 2 under this Section 11 shall not exceed an amount equal to the total consideration paid to Seller and the maximum liability that any Shareholder may be individually required to pay to Purchaser No. 1 and Purchaser No. 2 under this Section 11 shall not exceed an amount equal to the total consideration paid to Seller hereunder by Purchaser No. 1 and Purchaser No. 2 hereunder multiplied by the following respective percentages:

               D.  Tweedy  and  J.  Tweedy        -       95%
               P.  Tetreault                      -        5%


                                      E56

11.8 Limitation  on  Liability.
     -------------------------

     Notwithstanding anything contained in this Agreement to the contrary, the maximum amount that Purchaser No. 1 and/or Purchaser No. 2, as applicable, payable to the Seller under this Section 12 as a result of any and all breaches shall be limited to the total consideration paid under this Agreement by Purchaser No. 1 and Purchaser No. 2, as applicable, to the Seller.

11.9 Miscellaneous.
     -------------

     The amount payable by an indemnifying party under Sections 11.7 or 11.8 with respect to a loss shall be reduced by the amount of any insurance proceeds received by the indemnified party with respect to the loss and each party agrees to use its best efforts to collect any and all insurance proceeds to which it may be entitled in respect of any loss. The amount payable by an indemnifying party shall also be net of any federal, state or local tax benefit (calculated at a 40% rate) derived by the indemnified party by reason of the loss.


                                        12.
                                   THE CLOSING
                                   -----------

12.1 Date,  Time  and  Place  of  Closing.
     ------------------------------------

     Consummation of the transactions contemplated hereby (the "Closing") shall take place simultaneously with the execution of this Agreement at the offices of Lindhorst & Dreidame Co., LPA, 312 Walnut Street, Suite 2300, Cincinnati, Ohio 45202, or at such other place as the parties may mutually agree upon.

12.2 Conditions  Precedent  to  Purchaser  No.  1's  and  Purchaser  No.  2's
     ------------------------------------------------------------------------
     Obligations.
     ------------

     The obligation of Purchaser No. 1 and/or Purchaser No. 2 to perform in accordance with this Agreement and to consummate the transactions herein contemplated is subject to the satisfaction of the following conditions at or before the Closing:

     (a) Seller shall have complied with and performed all of the representations, warranties, agreements and covenants hereunder required to be performed by it prior to or at the Closing;

     (b) There shall be no pending or threatened legal action which, if successful, would prohibit consummation or require substantial rescission of the transactions contemplated by this Agreement;

     (c) The business, aggregate properties and operations of the Seller shall not have been materially adversely affected as a result of any fire, accident or other casualty or any labor disturbance or act of God or the public enemy, and there shall otherwise have been no material adverse change to the business, aggregate properties, or operations of the Seller since August 31st, 2001;


                                      E57

     (d) Seller shall have delivered to Purchaser No. 1 and/or Purchaser No. 2, as applicable, at or before the Closing, the following documents, all of which shall be in form and substance reasonably acceptable to Purchaser No. 1 and Purchaser No. 2 and its counsel:

          (i)  The  instruments  of  transfer  required by Sections 2.6 and 2.7;

          (ii) Releases (or copies thereof) of all liens, claims, charges, encumbrances, security interests and restrictions on Purchased Assets No. 1 and Purchased Assets No. 2 necessary to provide Purchaser No. 1 with good title to each of the Purchased Assets No. 1 at the Closing and to provide Purchaser No. 2 with good title to each of the Purchased Assets no. 2 at the Closing;

          (iii)Certified copies of the corporate actions taken by the Board of Directors and Shareholders of Seller authorizing the execution, delivery and performance of this Agreement;

          (iv) Certificates of Existence for Seller from the Secretary of State of North Carolina dated no earlier than fifteen (15) days prior to Closing;

          (v) The Escrow Agreement referenced in Exhibit C has been executed by all parties;

          (vi) The Seller and each Shareholder shall have entered into the non-competition agreements as set forth in the respective Exhibits;

         (vii) D. Tweedy and P. Tetreault shall have entered into his respective Employment Agreement as set forth in the respective Exhibits.

     (e) Seller will adopt and file with the Secretary of State of North Carolina an Amendment to the Charter of Seller changing the name of Seller to a name substantially dissimilar to SYSTEM 5 TECHNOLOGIES, INC.

     (f) Purchaser No. 1 and Purchaser No. 2 shall have received assurances in form and substance satisfactory to it that Seller is currently not providing any COBRA benefits to any former employee, and Purchaser No. 1 and Purchaser No. 2 shall have received assurances in form and substance satisfactory to them that Seller has made all provisions necessary under applicable law, with regard to an employer's obligation to provide for a continuation of health insurance and other benefits of any employee, who is not employed by Seller following termination of employment.

12.3 Conditions  Precedent  to  Seller's  Obligations.
     ------------------------------------------------

     The obligation of Seller to perform in accordance with this Agreement and to consummate the transactions herein contemplated is subject to the satisfaction of the following conditions at or before the Closing:


                                      E58

     (a) Performance by Purchaser No. 1 and Purchaser No. 2 of all of the representations, warranties, agreements and covenants to be performed by it at or before the Closing;

     (b) There shall be no pending or threatened legal action which, if successful, would prohibit consummation or require substantial rescission of the transactions contemplated by this Agreement;

     (c) Purchaser No. 1 shall deliver to the Seller at or before the Closing the following documents, all of which shall be in form and substance acceptable to the Seller and its counsel:

          (i) A certified or bank cashier's check or wire transfer for the aggregate amount to be paid to Seller at the Closing pursuant to
               Section  4.3(a)  hereof;

          (ii) A certified or bank cashier's check or wire transfer for the aggregate amount to be paid to Escrow Agent at the Closing pursuant to Section 4.3(b) hereof;

         (iii) A  Promissory  Note  as  set  forth  in  Section 4.3(c) hereof;

          (iv) An assumption of liability agreement under which Purchaser No. 1 assumes the liabilities set forth in Section 3.1;

          (v) Certified copies of the corporate actions taken by Purchaser No. 1 authorizing the execution, delivery and performance of this Agreement;

          (vi) Certificate of Good Standing for Purchaser No. 1 from the Secretary of State of Delaware dated no earlier than fifteen (15) days prior to the date of Closing.

     (d) Purchaser No. 2 shall deliver to the Seller at or before the Closing the following documents, all of which shall be in form and substance acceptable to Seller and its counsel:

          (i) A certified or bank cashier's check or wire transfer for the aggregate amount to be paid to Seller at the Closing pursuant to
               Section  4.4(a)  hereof;

          (ii) An assumption of liability agreement under which Purchaser No. 2 assumes the liabilities set forth in Section 3.2;

         (iii) Certified copies of the corporate actions taken by Purchaser No. 2 authorizing the execution, delivery and performance of this Agreement;

          (iv) Certificate of Good Standing for Purchaser No. 2 from the Secretary of State of Delaware dated no earlier than fifteen (15) days prior to the date of Closing.


                                      E59

     (e)  Purchaser No. 1 shall have entered into the Employment Agreements with
          D. Tweedy and P. Tetreault as set forth in Exhibits H and H-1, respectively;


                                       13.
                               GENERAL PROVISIONS
                               ------------------

13.1 Publicity.
     ---------

     All public announcements relating to this Agreement or the transactions contemplated hereby will be made by Purchaser No. 1 and Purchaser No. 2 with the consent of the Seller, which consent will not be unreasonably withheld, except for any disclosure which may be required because of Purchaser No. 1's being a publicly-traded corporation on the over-the-counter market.

13.2 Expenses.
     --------

     Purchaser No. 1 will bear and pay all of its expenses incident to the transactions contemplated by this Agreement which are incurred by Purchaser No. 1 or its representatives, Purchaser No. 2 will bear and pay all of its expenses incident to the transactions contemplated by this Agreement which are incurred by Purchaser No. 2 or its representatives, and Seller shall bear and pay all of the expenses incident to the transactions contemplated by this Agreement which are incurred by Seller or its representatives.

13.3 Notices.
     -------

     All notices and other communications required by this Agreement shall be in writing and shall be deemed given if delivered by hand or mailed by registered mail or certified mail, return receipt requested, to the appropriate party at the following address (or at such other address for a party as shall be specified by notice pursuant hereto):

     (a)  If  to  Purchaser  No.  1,  to:

               Pomeroy Computer Resources, Inc.
               1020 Petersburg Road
               Hebron, Kentucky 41048

     (b)  If  to  Purchaser  No.  2,  to

               Pomeroy Select Integration Solutions, Inc.
               1020 Petersburg Road
               Hebron, Kentucky 41048

      With  a  copy  to:


                                      E60

               James  H.  Smith  III,  Esq.
               Lindhorst  &  Dreidame
               312  Walnut  Street,  Suite  2300
               Cincinnati,  Ohio  45202

     (c)  If  to  Seller,  to:

               System  5  Technologies,  Inc.
               Champions  Pointe
               16930  W.  Catawba  Avenue,  Suite  200
               Cornelius,  NC  28031

          With  a  copy  to:

               Womble  Carlyle  Sandridge  &  Rice,  PLLC
               3300  One  First  Union  Center
               Charlotte,  NC  28202
               Attn:  Keith  D.  Butcher,  Esq.

     (d)  If  to  Shareholders,  to:

               Dale  Tweedy
               146  Brick  Kiln  Way
               Mooresville,  NC  28117

               Jill  Tweedy
               146  Brick  Kiln  Way
               Mooresville,  NC  28117

               Phil  Tetreault
               4949  Trotter  Drive
               Raleigh,  NC  27603

13.4 Binding  Effect.
     ---------------

     Except as may be otherwise provided herein, this Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

13.5 Headings.
     --------

     The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.


                                      E61

13.6 Exhibits.
     --------

     The Exhibit and Disclosure Schedule referred to in this Agreement constitute an integral part of this Agreement as if fully rewritten herein.

13.7 Counterparts.
     ------------

     This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which constitute together one and the same document.

13.8 Governing  Law.
     --------------

     This Agreement shall be construed in accordance with and governed by the laws of the State of Kentucky, without regard to its laws regarding conflict of laws.

13.9 Severability.
     ------------

     If any provision of this Agreement shall be held unenforceable, invalid, or void to any extent for any reason, such provision shall remain in force and effect to the maximum extent allowable, if any, and the enforceability or validity of the remaining provisions of this Agreement shall not be affected thereby.

13.10 Waivers;  Remedies  Exclusive.
      -----------------------------


                                      E62

     No waiver of any right or option hereunder by any party shall operate as a waiver of any other right or option, or the same right or option with respect to any subsequent occasion for its exercise, or of any right to damages. No waiver by any party of any breach of this Agreement or of any representation or warranty contained herein shall be held to constitute a waiver of any other breach or a continuation of the same breach. No waiver of any of the provisions of this Agreement shall be valid and enforceable unless such waiver is in writing and signed by the party granting the same. Except as otherwise provided in the Subordinated Promissory Notes, the Employment Agreements and the Covenant Not to Compete Agreements, the indemnification provided for by Section 12 herein shall constitute the exclusive remedy of any party with respect to (i) the matters for which such indemnification is provided and (ii) any other matters arising out of, relating to or connected with this Agreement or the transactions contemplated hereby, and whether any claims or causes of action asserted with respect to any such matters are brought in contract, tort or other legal theory whatsoever. Such limitations set forth in this Section 15.10 shall not impair the rights of any of the parties: (a) to seek non-monetary equitable relief, including (without limitation) specific performance or injunctive relief to address any default or breach of this Agreement; or
     (b) to seek enforcement, collection, damages or any non-monetary equitable relief to address any subsequent default or breach of any transfer document, assumption, consent or agreement to be delivered at Closing hereunder or to seek declaratory relief or any related relief relating to certain issues that may arise under Sections 4.6, 5.1 and 5.2. In connection with the seeking of any non-monetary equitable relief, each of the parties acknowledge and agree that the other parties hereto would be damaged irrevocably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties hereto agree that the other parties hereto shall be entitled to an injunction or injunctions or prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and conditions hereof by any state court of competent jurisdiction. The parties hereby consent to exclusive jurisdiction of venue in the state courts of Mecklenburg County, North Carolina, or if there is exclusive federal jurisdiction, the United States District Court for the Western District of North Carolina, shall have exclusive jurisdiction and venue over any dispute arising out of this Agreement.

13.11 Assignments.
      -----------

     Except as otherwise provided in this Agreement, no party shall assign its rights or obligations hereunder prior to Closing without the prior written consent of the other party.

13.12 Entire  Agreement.
      -----------------

     This Agreement and the agreements, instruments and other documents to be delivered hereunder constitute the entire understanding and agreement concerning the subject matter hereof. All negotiations between the parties hereto are merged into this Agreement, and there are no representations, warranties, covenants, understandings, or agreements, oral or otherwise, in relation thereto between the parties other than those incorporated herein and to be delivered hereunder. Except as otherwise expressly contemplated by this Agreement, nothing expressed or implied in this Agreement is intended or shall be construed so as to grant or confer on any person, firm or corporation other than the parties hereto any rights or privilege hereunder. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto.


                                      E63

13.13 Business  Records.
      -----------------

     Seller and each Shareholder shall be permitted to retain originals or copies of such books and records relating to Purchased Assets No. 1 and/or Purchased Assets No. 2 and relating to the accounting and tax matters of Business No. 1 and/or Business No. 2 and the party receiving copies shall have access to all original copies of records at reasonable times, for any reasonable business purpose, for a period of six (6) years after the Closing.

13.14 Dissolution  of  Seller.
      -----------------------

     Purchaser No. 1 and Purchaser No. 2 acknowledge that following the Closing, Seller may adopt a plan of liquidation with the intent to dissolve the corporation. Provided, however, Seller and each Shareholder agree that the plan of liquidation will not be effectuated and implemented by Seller until all the conditions set forth in Section 2 of this Agreement regarding the transfer of all the respective purchased assets have been effectuated by Seller. Seller acknowledges that Purchaser No. 1 and Purchaser No. 2 will suffer irreparable harm in the event that Seller would liquidate prior to satisfying all of its obligations under the terms of this Agreement and the exhibits hereto.

13.15 Effective  Date  of  Agreement.
      ------------------------------

     This Agreement shall be effective at the close of business on the Closing Date.


                                       14.
                            CONSENT TO GRANTING OF A
                            ------------------------
                   SECURITY INTEREST IN ACQUISITION DOCUMENTS
                   ------------------------------------------


14.1 Seller consents and agrees that upon the Closing of this transaction, Purchaser No. 1 and Purchaser No. 2 shall have the right to grant to Deutsche Financial Services Corporation, as Administrative Agent for the benefit of various lenders under a Credit Facilities Agreement among Deutsche Financial Services Corporation, as Administrative Agent and certain other lenders, and Purchaser No. 1 and Purchaser No. 2 and various Affiliates of such parties, a first priority security interest and lien on all of Purchaser No. 1's and Purchaser No. 2's rights, remedies, claims and interests under all the acquisition documents for this transaction.

     Seller agrees to execute at Closing an assignment of rights agreement, a copy of which is attached hereto as Exhibit J.


                                      E64

     The parties hereto have executed this Agreement as of the date first above written.


WITNESSES:                           SYSTEM  5  TECHNOLOGIES,  INC.


___________________________          By:__________________________________


___________________________          Its:  _______________________________


___________________________          SHAREHOLDERS:


___________________________          _____________________________________
                                               DALE  TWEEDY

___________________________


___________________________          _____________________________________
                                               JILL  TWEEDY

___________________________


___________________________          _____________________________________
                                             PHIL  TETREAULT



                                     POMEROY  COMPUTER  RESOURCES,
___________________________          INC.


___________________________          By:__________________________________

                                     POMEROY  SELECT  INTEGRATION
___________________________          SOLUTIONS,  INC.


___________________________          By:__________________________________



                                      E65

                            ASSET PURCHASE AGREEMENT
                            ------------------------

This ASSET PURCHASE AGREEMENT (the "Agreement") is made and is entered into this 21st day of September, 2001, by, between and among POMEROY SELECT INTEGRATION SOLUTIONS, INC. ("Purchaser"), and BALLANTYNE CONSULTING GROUP, INC., a North Carolina corporation ("Seller"), MARK DeMEO ("M. DeMeo"), JOE SCHMIDT ("J. Schmidt"), SCOTT SCHNEIDER ("S. Schneider") and DALE TWEEDY ("D. Tweedy") (M. DeMeo, J. Schmidt, S. Schneider and D. Tweedy hereinafter referred to collectively as the "Shareholders" and individually as the "Shareholder").

                              W I T N E S S E T H :

WHEREAS, Seller is a full service provider of a variety of information technology consulting service and support solutions, including module or full suite implementations, functional configuration, custom development, applications training, version upgrades, database management support and data warehousing and reporting solutions to large and medium size commercial, governmental and other professional customers throughout the Southeastern portion of the United States; and

WHEREAS, Shareholders are the owners of Nine Thousand One Hundred Fifty (9,150) shares of the outstanding stock of Seller, in the following proportions: M. DeMeo - 3,120 shares, J. Schmidt - 1,350 shares, S. Schneider - 2,600 shares, and D. Tweedy - 2,080 shares, which stock constitutes 93.6% of all the outstanding stock of Seller; and

WHEREAS, Purchaser is a single source provider of integrated desktop management and network services including life cycle services, internetworking services, and end user support services; and

WHEREAS, Purchaser is a wholly owned subsidiary of Pomeroy Computer Resources, Inc. ("PCR"), which is in the business of marketing and selling a broad range of microcomputers and related products, including equipment selection, procurement and configuration; andWHEREAS, Purchaser desires to purchase certain of the assets of Seller used in its information technology consulting service and support solutions business ("the Business"), and assume certain of the liabilities of the Seller in connection with the Business, and Seller desires to sell certain of such assets, subject to such liabilities, but only upon (i) the terms and subject to the conditions set forth in this Agreement, (ii) the representations, warranties, covenants, indemnifications, assurances and undertakings of the Seller, each Shareholder and of Purchaser contained in this Agreement, (iii) the agreement of the Seller to refrain from competition with
Purchaser for the term set forth in its Non-Competition Agreement   (iv) the
agreement of each Shareholder to refrain from competition for the term set forth in his/her respective Non-Competition Agreement .


                                      E66

NOW, THEREFORE, in consideration of the above premises and the mutual promises, covenants, agreements, representations and warranties herein contained, the parties hereto agree as follows:

                                       1.
                                   DEFINITIONS
                                   -----------

1.1  Affiliate.  "Affiliate"  shall  have  the  meaning ascribed to such term in
     ---------
     Rule  405  promulgated  under  the  Securities  Act  of  1933,  as amended.

1.2  Assumed  Liabilities.  The  "Assumed  Liabilities"  are  the liabilities of
     --------------------
     Seller assumed or paid at Closing by Purchaser pursuant to Section 3.1 of this Agreement.

1.3  Balance  Sheet.  The  "Balance  Sheet"  is  the  unaudited balance sheet of
     --------------
     Seller  as  of  August  31st,  2001,  included  as  part  of  the Financial
     Statements.

1.4  Closing.  The  "Closing"  shall  be  the  consummation  of the transactions
     -------
     contemplated  under  this  Asset  Purchase  Agreement.

1.5  Closing  Date.  The  "Closing  Date"  shall  be  as  of  9:00 a.m., E.D.T.,
     -------------
     September  21,  2001.

1.6  Code.  The  "Code"  is  the  Internal  Revenue Code of 1986, as amended, 26
     ----
     U.S.C.  Sec.1  et  seq.
                    -------

1.7  Court.  A  "Court"  is  any federal, state, municipal, domestic, foreign or
     -----
     other governmental tribunal or an arbitrator or person with similar power or authority.

1.8  Disclosure  Schedule.  The "Disclosure Schedule" is the Disclosure Schedule
     --------------------
     dated  the  date  of  this  Agreement and delivered by Seller to Purchaser.

1.9  Encumbrance.  An  "Encumbrance"  is  any  security  interest,  lien,  or
     -----------
     encumbrance whether imposed by agreement, law or otherwise, on any of the Purchased Assets (as defined herein).

1.10 Excluded  Assets.  An  "Excluded  Asset" is any asset set forth in Section
     ----------------
     2.3.

1.11 Financial  Statements.  The  "Financial  Statements"  are  the  unaudited
     ---------------------
     financial statements of Seller for the years ending December 31st, 2000 and December 31st, 1999, including any and all notes thereto, and the unaudited financial statements of the Seller for the period commencing January 1st, 2001 and ending August 31st, 2001, including any and all notes thereto.

1.12 Governmental Entity.  A "Governmental Entity" is any Court or any federal,
     -------------------
     state, municipal, domestic, foreign or other administrative agency, department, commission, board, bureau or other governmental authority or instrumentality.


                                      E67

1.13 Knowledge of Seller and Any Shareholder or Seller's Knowledge.  "Knowledge
     -------------------------------------------------------------
     of Seller and Shareholders and/or Seller's Knowledge" shall mean actual knowledge of any Shareholder.

1.14 Net  Asset Amount.  "Net Asset Amount" shall have the meaning set forth in
     -----------------
     Section  5.1.

1.15 2001 ANNUALIZED EBITDA.  The earnings before interest, taxes, depreciation
     ----------------------
     and amortization of Seller for the period commencing July 1st, 2001 and ending upon the Closing Date and for Purchaser's Ballantyne Consulting Group Division for the period commencing on the Closing Date and ending December 31st, 2001, as set forth in Section 5.2. The determination of the 2001 Annualized EBITDA shall be determined in accordance with the provisions set forth in Section 5.2.

1.16 EBITDA.  The  earnings  before  interest,  taxes,  depreciation  and
     ------
     amortization of Purchaser's System 5/Ballantyne Division and Purchaser's parent company, Pomeroy Computer Resources, Inc. System 5/Ballantyne Division for the applicable period as set forth in Sections 4.4 and 4.5. The determination of EBITDA shall be determined in accordance with the provisions set forth in Sections 4.6.

1.17 Person.  Any  natural person, firm, partnership, association, corporation,
     ------
     company, limited liability company, limited partnership, trust, business trust, governmental authority or other entity.

1.18 Pro  Forma  Balance  Sheet.  The  "Pro Forma  Balance Sheet" is the balance
     --------------------------
     sheet of Seller prepared as described in Section 5.1 and adjusted for Excluded Assets of Seller and Excluded Liabilities relating to the Business of Seller as of the Closing Date as adjusted by Section 5.1 which sets forth certain Excluded Liabilities that shall be included within the Net Asset Amount.

1.19 Purchase  Price.  The  "Purchase Price" is the total  consideration paid by
     ---------------
     Purchaser  to Seller for the Purchased Assets as set forth in Sections 4.1,
     4.4  and  4.5.

1.20 Purchased Assets.  The "Purchased  Assets" are the assets of Seller used in
     ----------------
     the Business, acquired by Purchaser pursuant to the terms of this Agreement.

1.21 Seller's  Accountant.  "Seller's  Accountant"  shall  mean  KPMG.
     --------------------

1.22 August  31st  Pro-Forma Balance Sheet.  The "August 31st Pro-Forma Balance
     -------------------------------------
     Sheet" is the unaudited balance sheet of the Seller adjusted for Excluded Assets and Excluded Liabilities of Seller relating to the Business as of August 31st, 2001, as adjusted by Section 5.1 which sets forth certain Excluded Liabilities that shall be included within the August 31st Pro Forma Balance Sheet for purposes of reflecting the procedure in which the Net Asset Amount shall be calculated.

1.23 Tax  or  Taxes.  Any  federal,  state, provincial, local, foreign or other
     --------------
     income, alternative, minimum, any taxes under Section 1374 of the Code, any taxes under Section 1375 of the Code, accumulated earnings, personal holding company, franchise, capital stock, net worth, capital, profits,


                                      E68
     windfall profits, gross receipts, value added, sales, use, goods and services, excise, customs duties, transfer, conveyance, mortgage, registration, stamp, documentary, recording, premium, severance, environmental, including taxes under Section 59A of the Code), real property, personal property, ad valorem, intangibles, rent, occupancy, license, occupational, employment, unemployment insurance, social security, disability, workers' compensation, payroll, health care, withholding, estimated or other similar tax, duty or other governmental charge or assessment or deficiencies thereof (including all interest and penalties thereon and additions thereto whether disputed or not).

1.24 Tax  Return.  A  "Tax  Return"  is  a  report, return or other information
     -----------
     required to be supplied to a Governmental Entity in connection with Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes Seller.


                                      E69

                                       2.
                                      TERMS
                                      -----

2.1  Agreement.
     ---------

     Seller agrees to sell and convey to Purchaser the Purchased Assets as hereinafter set forth in Section 2.2 owned by such entity. Purchaser agrees to purchase the Purchased Assets. The agreements of Purchaser and Seller are expressly conditioned upon the terms, conditions, covenants, representations and warranties as hereinafter set forth.

2.2  Assets  to  be  Sold  by  Seller  and  Purchased  by  Purchaser.
     ---------------------------------------------------------------

     At the Closing of this transaction, Purchaser shall purchase and Seller shall sell the assets of Seller used in the Business, except for the Excluded Assets relating to the Business. The Purchased Assets shall include, but not be limited to:

     (a) All tangible personal property and assets of Seller of every kind and description, real, personal or mixed, wherever located, used in the Business, including without limitation, all such assets as reflected on the August31st, 2001 Pro Forma Balance Sheet (excepting those assets disposed of, and including those assets acquired, in the ordinary course of business since the date of the August31st, 2001 Pro Forma Balance Sheet);

     (b) All intangible assets of Seller which are used in the Business of the Seller, including without limitation, all purchase orders, contract rights and agreements, work in process, customer lists, supplier agreements, patents, trademarks and service marks (including the goodwill associated with the marks), office supplies, computer programs, claims of Seller, the right to use of the corporate and trade names of or used by Seller, or any derivative thereof, as all or part of a corporate or trade name;

     (c) All investment securities, cash and cash equivalents and customer notes receivable relating to the Business;

     (d) All accounts receivable and vendor receivables relating to the Business except for several accounts receivable that are designated as Excluded Assets;

     (e)  Certain  vehicles  of  Seller  set  forth  on  attached  Exhibit  A;

     (f) All prepaid expenses applicable to the Business, including but not limited to all prepaid software licenses;

     (g) All of Seller's fixed rate contracts and time and material contracts relating to the Business;

     (h) All vendor rebates, spiff money, retainage amounts under any contracts and any customer deposits relating to the Business;


                                      E70

     (i)  All  of  Seller's  service  contracts  relating  to  the  Business;

     (j)  All  of  Seller's  consulting  contracts  relating  to  the  Business;

     (k) All distribution contracts and authorizations of Seller relating to the Business;

     (l) All base artwork, photo materials, plates (if owned by Seller), separations and other materials that are used by Seller for printing brochures and promotional materials including all intellectual property rights therein relating to the Business;

     (m) The assignment of any telephone numbers, telefax numbers, e-mail addresses and internet websites used in the Business of Seller;

     (n) The entire right, title, benefit and interest of Seller now existing or hereafter arising, in or to all indemnities, guaranties, warranties, claims and choses of action of Seller against other parties with respect to the Purchased Assets, including by way of example and not limitation, any rights under insurance policies and any other rights thereunder, but only with respect to the Purchased Assets;

     (o) All of Seller's books, records, files, correspondence, manuals, documents, agreements, lists and other writings used in or relating to the Business, including paid accounts payable, paid accounts receivable, purchase, sales, customer, representative, marketing, advertising, distribution, operations, personnel, research and development records, data, information and materials;

     (p) Seller's rights under the agreements set forth in Schedule 2.2(p) with respect to the parties set forth therein, pursuant to which such parties agreed not to disclose, use or communicate information regarding such parties' business (which is part of the Business) and not to engage in certain activities competitive with the Business; and

     (q) All other fees, assets, property, business and going concern value, and rights of Seller (including the rights under covenants or agreements not to disclose confidential information or not to compete, if any) and rights under the respective asset purchase agreements, stock purchase agreements or other documents set forth on Disclosure
          Schedule 2.2(q) (and related documents) pursuant to which Seller acquired certain of the assets of the parties set forth in such Disclosure Schedule.

2.3  Excluded  Assets.
     ----------------

     The  Excluded  Assets  are  set  forth  on  Exhibit  B  hereto.

2.4  Lease  Agreements.
     -----------------


                                      E71

     Seller is the lessee under certain lease agreements of real and personal properties as listed on Schedule 2.4:
          (the  "Leases")

     At the Closing, Seller and Purchaser shall execute necessary documentation for the assignment of Leases and all of Seller's right and interest thereunder to Purchaser, as agreed upon by the parties and, at the Closing, Seller shall assign all its respective rights and interest in said Leases to Purchaser. Seller and Purchaser shall use best efforts to obtain terminations of any personal guarantees relating to such Leases. Purchaser agrees to indemnify, defend and hold Seller and the Shareholders harmless from any loss, damage, claim, liability or deficiency with respect to the obligations and liabilities of Seller under the aforementioned leases arising or accruing after the Closing Date which is assumed by Purchaser. To the extent that the assignment of any Lease shall require the consent of other parties thereto, this Agreement shall not constitute an assignment thereof and Seller shall obtain any such necessary consents or assignments by the Closing, or as reasonably possible after the Closing.


2.5  Instruments  of  Transfer.
     -------------------------

     Except as otherwise provided herein, at Closing, Seller will deliver to Purchaser such bills of sale, endorsements, assignments and other good and sufficient instruments of transfer and assignment as shall be effective to vest in Purchaser good title and interest in and to the Purchased Assets. At or after the Closing, and without further consideration, Seller will execute and deliver to Purchaser such further instruments of conveyance and transfer and take such other action as Purchaser may reasonably request in order to more effectively convey and transfer to Purchaser any of the Purchased Assets or for aiding and assisting and collecting and reducing to possession and exercising rights with respect thereto. Seller and each Shareholder agree to use their best efforts to obtain and deliver to Purchaser such consents, approvals, assurances and statements from third parties as Purchaser may reasonably require in a form reasonably satisfactory to Purchaser. In addition to the foregoing, Seller will deliver to Purchaser the originals or copies of all of Seller's books, records and other data relating to the Purchased Assets; and simultaneously with such delivery, Seller shall take all such acts as may be necessary to put Purchaser in actual possession and operating control of the Purchased Assets. Seller shall cooperate with Purchaser to permit such parties, if possible, to enjoy such Seller's ratings and benefits under workmen's compensation laws and unemployment compensation laws to the extent permitted by such laws.

2.6  Instruments  Giving  Certain  Powers  and  Rights.
     -------------------------------------------------

     At the Closing, Seller shall, by appropriate instrument, constitute and appoint Purchaser, its successors and assigns, the true and lawful attorney of Seller with full power of substitution, in the name of Purchaser or the


                                      E72
     name of Seller, on behalf of and for the benefit of Purchaser, to collect all accounts receivable and/or vendor receivables and other items being transferred and assigned to Purchaser as provided herein, to endorse, without recourse, any and all checks in the name of Seller the proceeds of which Purchaser is entitled to hereunder, to institute and prosecute, in the name of Seller or otherwise, all proceedings which Purchaser may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Purchased Assets, to defend and compromise any and all actions, suits and proceedings in respect of any of the Purchased
     Assets, and to do all such acts and things in relation thereto as such party may deem advisable. Purchaser shall provide Seller with notice of any collection action(s) instituted by it under this provision. Seller agrees that the foregoing powers are coupled with an interest and shall be irrevocable by the Seller, directly or indirectly, by the dissolution of Seller or in any manner or for any reason. Seller further agrees that Purchaser shall retain for its own respective account any amounts collected pursuant to the foregoing powers, and Seller shall pay or transfer to Purchaser, if and when received, any amounts which shall be received by Seller after the Closing in respect of any such receivables or other assets, properties, rights or business to be transferred and assigned to Purchaser as provided herein. Seller further agrees that, at any time or from time to time after the Closing, it will, upon the request of Purchaser and at Seller's expense, do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged or delivered, all such further reasonable acts, assignments, transfers, powers of attorney or assurances as may be required in order to further transfer, assign, grant, assure and confirm to Purchaser, or to aid and assist in the collection or granting of possession by Purchaser, of any of the Purchased Assets, or to vest in Purchaser good and marketable title to the Purchased Assets.

     To the extent that any assignment does not result in a complete transfer of the contracts to Purchaser because of a provision in any contract against Seller's assignment of any its right thereunder, Seller shall cooperate with Purchaser in any reasonable manner proposed by Purchaser to complete the acquisition of the contracts and Seller's rights, benefits and privileges thereunder in order to fulfill and carry out Seller's obligations under this Agreement. Such additional action may include, but is not limited to: (i) entering into a subcontract between Seller and Purchaser which allows such party to perform Seller's duties under such contracts and to enforce Seller's rights thereunder; (ii) entering into a new multi-party agreement with such customers which allows Purchaser to perform Seller's obligations and enforce Seller's rights under the contracts.


                                       3.
                            ASSIGNMENT OF LIABILITIES
                            -------------------------

3.1  Liabilities  to  be  Paid  Off  at  Closing  or  Assumed  by  Purchaser.
     -----------------------------------------------------------------------


                                      E73

     A. At the Closing, Purchaser shall assume and pay off or discharge when due (and secure the release of Seller and Shareholders from any and all personal liability or guaranty with respect to such obligation), the following:

          (i) Seller's obligation to BB&T under an asset base credit facility, the outstanding amount of which on August 31st, 2001 is One Million Four Hundred Sixty-One Thousand Two Hundred Seventy-Seven Dollars ($1461,277.00) plus accrued interest, and as of the Closing Date is $_____________, which is collateralized by a security interest in Seller's assets;

          (ii) All of the trade accounts payable of the Seller relating to the Business incurred in the ordinary course of business consistent with Seller's prior practices, the outstanding amount of which is $224,508.00 on August31st, 2001, and as may be incurred, increased or decreased since August31st, 2001 to the Pro Forma Balance Sheet for operations in the ordinary course of business or any other transaction provided by this Agreement, and subject to the satisfaction of the Net Asset Amount requirement set forth in Section 4.1(d) as of the Closing Date.

         (iii) All of the obligations and liabilities of Seller arising after the Closing under the contracts described in Section 2.2 and the Leases described in Section 2.4.

          The  Assumed Liabilities to be paid off as set forth in Section 3.1 A.
          (i)-(iii), as may be incurred, increased or decreased since the August31st, 2001 Pro Forma Balance Sheet to the Pro Forma Balance Sheet for operations in the ordinary course of business or any other transaction permitted by this Agreement, and subject to the satisfaction of the Net Asset Amount requirement set forth in Section 4.1(d) as of the Closing Date.

          It is intent of the parties that Purchaser shall pay off at Closing, or assume and pay off or discharge when due, all obligations of Seller set forth in Section 3.1 A above for which any Shareholder has personal liability and Purchaser agrees to use its best efforts to secure the release of the Shareholders from such liability after the Closing if such releases are not secured prior to Closing.

     B. Purchaser agrees to indemnify, defend and hold Seller and Shareholders harmless from any loss, damage, claim, liability or deficiency with respect to Assumed Liabilities.


3.2  Excluded  Liabilities.
     ---------------------

     Notwithstanding anything in this Agreement to the contrary, Purchaser shall not assume or become responsible for any claim, liability or obligation of any nature whatsoever, whether known or unknown, accrued, absolute, contingent or otherwise (a "Liability") of Seller except the Assumed Liabilities that are specifically assumed by such party. Without limiting the generality of the foregoing, the following are included among the Liabilities of Seller which Purchaser shall not assume or become responsible for (unless specifically included as Assumed Liabilities):

          (a) all Liabilities for any Taxes whether deferred or which have accrued or may accrue or become due and payable by Seller either prior to, on or after the Closing Date, including, without limitation, all Taxes and fees of a similar nature arising from the sale and transfer of the Purchased Assets to Purchaser;

          (b) all Liabilities to any current or former shareholders, directors, officers, employees or agents of Seller, including, without limitation, all Liabilities and obligations for wages, salary, bonuses, commissions, vacation or severance pay, deferred compensation, retirement pay, profit sharing or pension benefits, and all Liabilities arising under any bonus, commission, salary


                                      E74
               or compensation plans or arrangements, whether accruing prior to, on or after the Closing Date including, but not limited to, Seller's obligations under the Ballantyne Consulting Group, Inc. Basis Point Plan, and including Seller's obligation under a 401(k) payable, its payroll liabilities and an additional accrued payroll liability, all as set forth in more detail in Section 5.1;

          (c) all Liabilities with respect to unemployment compensation claims and worker's compensation claims and claims for race, age and sex discrimination or sexual harassment or for unfair labor practice based on or arising from occurrences, circumstances or events, or exposure to conditions, existing or occurring prior to the Closing Date and for which any claim may be asserted by any of Seller's employees, prior to, on or after the Closing Date;

          (d) all Liabilities of Seller to third parties for personal injury or damage to property based on or arising from occurrences, circumstances or events, or exposure to conditions, existing or occurring prior to the Closing Date and for which any claim may be asserted by any third party prior to, on or after the Closing Date;

          (e) all Liabilities of Seller arising under or by virtue of federal or state environmental laws based on or arising from occurrences, circumstances or events, or exposure to conditions, existing or occurring prior to the Closing Date and for which any claim may be asserted prior to, on or after the Closing Date;

          (f) all Liabilities of Seller including any costs of attorneys' fees incurred in connection therewith, for litigation, claims, demands or governmental proceedings arising from occurrences, circumstances or events, or exposure to conditions occurring or existing prior to the Closing Date, and which may be asserted or commenced prior to, on or after the Closing Date;

          (g) all Liabilities based on any theory of liability or product warranty with respect to any product manufactured or sold prior to the Closing Date and for which any claim may be asserted by any third party, prior to, on or after the Closing Date;

          (h) all attorneys' fees, accountants' or auditors' fees, and other costs and expenses incurred by Seller and/or the Shareholders in connection with the negotiation, preparation and performance of this Agreement or any of the transactions contemplated hereby;

          (i)  all Liabilities of Seller in connection with the Excluded Assets;

          (j) all Liabilities of Seller with respect to any options, warrants, agreements or convertible or other rights to acquire shares of its capital stock of any class;

          (k) all Liabilities of Seller incurred incident to any indemnification for breach of any representations, warranties, covenants, or other agreements made by Seller under any of the asset purchase, stock, reorganization, or other legal transaction(s) set forth in Disclosure Schedule 2.2(q);

          (l) all Liabilities of Seller with respect to any loans or advances made by the Shareholders or any Affiliate to Seller;

          (m) all other debts, Liabilities, obligations, contracts and commitments (whether direct or indirect, known or unknown, contingent or fixed, liquidated or unliquidated, and whether now or hereinafter arising) arising out of or relating to the ownership, operation or use of any of the Purchased Assets on or prior to the Closing Date or the conduct of the Business of Seller prior to the Closing Date, except only for the liabilities and obligations to be assumed or paid, performed or discharged by Purchaser constituting Assumed Liabilities; and


                                      E75

          (n) all Liabilities of Seller with respect to any unpaid sales tax as of the Closing Date related to accounts receivable as of such date.

          Seller shall pay all liabilities not being assumed hereunder by Purchaser within the customary time for payment of such liabilities.

          It is the intent of the parties that upon Closing, all employees of Seller will be terminated by Seller and Purchaser will extend offers of employment to such individuals.


                                       4.
                     CONSIDERATION FOR THE PURCHASED ASSETS
                     --------------------------------------

4.1  Purchase  Price  for  the  Purchased  Assets.
     --------------------------------------------

     Subject to the other terms of this Agreement, the Purchase Price for the Purchased Assets shall be the sum of:

     (a) Two Million One Hundred Twenty-Five Thousand Two Hundred Sixty-Nine Dollars ($2,125,269.00), less the amount of any funded indebtedness of Seller in excess of $1,507,486.00 as of the Closing Date;

     (b)  The  liabilities assumed or paid off at Closing under Section 3.1; and

     (c) Any amount that may be paid pursuant to Section 4.4 and/or Section 4.5 that is allocated to the Purchase Price.

     The sum of the items contained in Sections 4.1(a), (b) and (c) above shall be adjusted by the amounts determined under Sections 4.1(d) and/or (e), as follows:

     (d) If the Net Asset Amount of the Seller as of the Closing Date as shown on the Pro Forma Balance Sheet is less than Six Hundred Twenty-Nine Thousand Seventy-Six Dollars ($629,076.00), the Purchase Price shall be decreased on a dollar-for-dollar basis equal to the difference between $629,076.00 and such amount. In the event the Net Asset Amount of the Seller as of the Closing Date is greater than $629,076.00, no increase to the Purchase Price shall be made under this Section 4.1(d). The determination of the Net Asset Amount shall be made in the manner provided for in Section 5.1 hereof.

     (e) If the 2001 Annualized EBITDA is less than Seven Hundred Three Thousand Dollars ($703,000.00), the Purchase Price shall be decreased once the shortfall exceeds Ten Percent (10%), or Seventy Thousand Three Hundred Dollars ($70,300.00) of such amount. In such event, any shortfall below $632,700.00 shall reduce the Purchase Price by the amount of such shortfall multiplied by two (2) provided; however, that such reduction will be set off against the $400,000 subordinated promissory note described in Section 4.2(b) and the amount of such reduction shall not exceed the principal and interest on such noteIn the event that the 2001 Annualized EBITDA is greater than $703,000.00, no increase to the Purchase Price shall be made under this Section 4.1(e). The determination of the 2001 Annualized EBITDA shall be made in the manner provided for in Section 5.2 hereof.

4.2  Payment  of  the  Purchase  Price  for  the  Purchased  Assets.
     --------------------------------------------------------------

     Subject to the conditions, covenants, representations and warranties hereof, at Closing, Purchaser shall deliver:

     (a) By certified or bank cashier's check or by wire transfer to Seller, the amount of One Million Seven Hundred Twenty-Five Thousand Two Hundred Sixty-Nine Dollars ($1,725,269.00), as may be adjusted by the amount of Seller's funded indebtedness assumed or paid off by


                                      E76

          Purchaser under Section 3.1(a) in excess of One Million Five Hundred Seven Thousand Four Hundred Eighty-Six Dollars ($1,507,486.00) as of the Closing Date;

     (b) The remaining sum of Four Hundred Thousand Dollars ($400,000.00) shall be payable to Seller pursuant to the terms of Purchaser's subordinated promissory note. The note shall bear interest at the prime rate of Chase Manhattan Bank as of the date of Closing. The principal of the note shall be payable in two (2) equal annual installments, with the first principal payment commencing on the first annual anniversary of the Closing, and the remaining principal payment being due on the second annual anniversary date of the Closing. Interest on the unpaid principal balance of the note shall be paid quarterly with the first interest payment being due and payable ninety (90) days from Closing. Such note and all obligations of Purchaser thereunder will be subordinated and made junior in right of payment to the extent and in the manner provided in a Subordination Agreement to be executed between Deutsche Financial Services Corporation, as Administrative Agent for itself and other lenders, and Purchaser and Seller. A copy of said note is attached hereto as Exhibit D. Such note shall be subordinate to Purchaser's lenders pursuant to the terms of a Subordination Agreement in the form attached hereto as Exhibit E. The obligation of Purchaser under said note shall be guaranteed by PCR in the form attached hereto as Exhibit F.

     (c)  The  Assumed  Liabilities  assumed  or  paid  off  under  Section 3.1.

4.3  Allocation  of  Purchase  Price.
     -------------------------------

     The Purchase Price to be paid to the Seller hereunder, including the liabilities assumed or paid by Purchaser pursuant to Section 3.1, shall be allocated as set forth on Exhibit G attached hereto. Seller and Purchaser and each Shareholder agree that each shall act in a manner consistent with such allocation in (a) filing Internal Revenue Form 8594; and (b) in paying sales and other transfer taxes in connection with the purchase and sale of assets pursuant to this Agreement. Seller and Purchaser acknowledge that the promissory note payable to Seller by Purchaser pursuant to the provisions of Section 4.2(b) shall be attributable to a portion of the Purchase Price being allocated to good will under Exhibit G.

4.4  Potential  Adjustment  to  Purchase  Price.
     ------------------------------------------

          Earn-Out  No.  1.
          ----------------

          If the EBITDA ("EBITDA") of Purchaser's System 5/Ballantyne Divisions computed as set forth in Section 4.6 during any of the fiscal periods set forth below equals or exceeds 70%, but is less than 100% of the applicable EBITDA Threshold for such period set forth below:

               Fiscal  Year  2002     -
               (January  6,  2002  to  January  5,  2003)          $1,358,744
               Fiscal  Year  2003     -                            $1,358,744
               Fiscal  Year  2004     -                            $1,358,744

          Purchaser shall pay Seller, by bank check or wiring within ninety (90) days following the end of the fiscal year, the following for such period: [(actual EBITDA / 1,358,744) - .7] (3.33) ($697,543.00). If the EBITDA ("EBITDA") of Purchaser's System 5/Ballantyne Divisions is greater than 100% of the applicable EBITDA Threshold, as listed above, Purchaser shall pay Seller, by bank check or wiring within ninety (90)


                                      E77
          days following the end of the fiscal year, the amount of Six Hundred Ninety-Seven Thousand Five Hundred Forty-Three Dollars ($697,543.00) for such period. Any EBITDA shortfall in any year shall not offset any excess EBITDA in any subsequent year(s) hereunder, it being the intent of the parties that the EBITDA Threshold set forth herein shall apply to each applicable year separately, subject, however, to the ability of Seller to earn $697,543.00 for each fiscal year, or Two Million Ninety-Two Thousand Six Hundred Thirty Dollars ($2,092,630.00) if the EBITDA Threshold criteria were satisfied in all three years. Such cash payment by Purchaser shall be additional Purchase Price which will be added to the goodwill allocation of the Purchase Price.

4.5  Potential  Adjustment  to  Purchase  Price.
     ------------------------------------------

     Earn-Out  No.  2.
     ----------------

          If the EBITDA of Purchaser's System 5/Ballantyne Divisions in the aggregate during any of fiscal years 2002 (January 6, 2002 to January 5, 2003), 2003 and 2004 exceed the applicable EBITDA threshold for such year set forth below:

                  Fiscal  Year  2002     -          $1,358,744
                  Fiscal  Year  2003     -          $1,358,744
              Fiscal  Year  2004     -              $1,358,744

     Purchaser shall pay Seller, by bank check or wiring within ninety (90) days following the end of the fiscal year, an aggregate amount equal to 42.60% of Fifty Percent (50%) of the EBITDA of Purchaser's System 5/Ballantyne
     Divisions in excess of the EBITDA threshold for the applicable year, subject to a cumulative limitation of Three Million Two Hundred Seventy-One Thousand Nine Hundred Seventy-Four Dollars ($3,271,974.00) during such aggregate period. Any EBITDA shortfall in any year shall not offset any excess EBITDA in any subsequent year(s) hereunder, it being the intent of the parties that the EBITDA threshold set forth herein shall apply to each applicable year separately, subject, however, to the cumulative limitation of $3,271,974.00 during such aggregate period. Such cash payment by Purchaser shall be additional Purchase Price, which will be added to the goodwill allocation of the Purchase Price.

4.6  Operation  of  and Accounting for Purchaser's System 5/Ballantyne Divisions
     ---------------------------------------------------------------------------
     and  Procedure  for  Determination  of  EBITDA.
     ------------------------------------------------

     For purposes of this Agreement, "Purchaser's System 5/Ballantyne Divisions" shall be defined as the Business acquired from Seller by Purchaser and the businesses acquired from System 5 Technologies, Inc. by Purchaser and its parent company, Pomeroy Computer Resources, Inc. pursuant to an Asset Purchase Agreement of even date. Purchaser agrees that subsequent to the Closing and through the end of fiscal year 2004 (the "Earnout Period"), Purchaser shall operate Purchaser's System 5/Ballantyne Divisions as separate divisions or direct or indirect subsidiary of Purchaser and shall maintain separate books of account (the "System5/BCG Books of Account") for Purchaser's System 5/Ballantyne Divisions as if Purchaser's System 5/Ballantyne Divisions were a "stand alone" entity in order to calculate EBITDA of Purchaser's System 5/Ballantyne Divisions.

     For purposes of Sections 4.4 and 4.5, the term "EBITDA" shall mean the earnings before interest, taxes, depreciation and amortization of Purchaser's System 5/Ballantyne Divisions during the applicable period.


                                      E78

     The EBITDA shall be determined by the internally-generated System 5/BCG Books of Account determined in accordance with generally accepted accounting principles, consistently applied, provided that (i) for the period commencing on the earlier of the installation of the Astea (MAS and Accounting) System at Purchaser's System 5/Ballantyne Divisions, or February 1, 2002, through the end of Fiscal Year 2002, the System 5/BCG Books of Account will provide for a 1.5% MAS royalty fee and a .3% Ad Fund royalty fee on the gross sales by Purchaser's System 5/Ballantyne Divisions during such period. The parties shall exercise good faith in effectuating the implementation of said Astea Accounting System at Purchaser's System 5/Ballantyne Divisions. In the event that the Astea (MAS and Accounting) System is not implemented by February 1, 2002 because of the determination of Purchaser, the 1.5% MAS royalty fee and the .3% Ad Fund royalty fee shall not be made incident to said EBITDA determination until said Astea (MAS and Accounting) System is installed at Purchaser's System 5/Ballantyne Divisions, (ii) for Fiscal Years 2003 and 2004, the MAS royalty fee and Ad Fund royalty fee included in the System 5/BCG Books of Account, shall be in amounts agreed to, in good faith, by the parties based on the level of services and support being provided by Purchaser to its System 5/Ballantyne Divisions; provided, however, if the parties are unable to come to an agreement for the amount of the MAS royalty fee and/or the Ad Fund royalty fee for either such Fiscal Year, the MAS royalty fee shall be 1.5% and the Ad Fund royalty fee shall be .3%, (iii) no effect shall be given on the System 5/BCG Books of Account to any gain or loss attributable to any sale of assets or services by Purchaser's System 5/Ballantyne Divisions outside the ordinary course of business, except as agreed to by the parties, (iv) no items of income or expense from any business of Purchaser from its other branches that is relocated to Purchaser's System 5/Ballantyne Divisions will be included in the System 5/BCG Books of Account, unless it is mutually agreed upon by the parties to include such income or expense in the System 5/BCG Books of Account, (v) severance pay for S. Schneider during the Earnout Period shall be excluded from the EBITDA calculations, and any other severance pay payable to any other Shareholder of Seller whose employment with Purchaser is terminated without cause if all the parties mutually agree that the cost of said severance pay should be excluded from the EBITDA calculations during the Earn-out Period, (vi) any payment made to Seller pursuant to Section 4.4 or 4.5 shall not be charged against EBITDA for any year and (vii) except as noted above with respect to the MAS royalty fee and Ad Fund royalty fee, no indirect income or expense allocations (such as overhead or other corporate allocation) will be allocated to Purchaser's System 5/Ballantyne Divisions, unless such items are reasonably calculated to contribute to the increase in profits of Purchaser's System 5/Ballantyne Divisions and are agreed to by the parties, it being the intent of the parties that Purchaser shall exercise utmost good faith with respect to allocations of income and expense to Purchaser's System 5/Ballantyne Divisions.
     The determination of EBITDA shall be subject to verification as set forth in this Section 4.6. Within ninety (90) days after the end of each fiscal year or period described herein in Sections 4.4 and 4.5, Purchaser will deliver to Seller a copy of the report of EBITDA prepared by Purchaser for the subject period, along with any documentation reasonably requested by Seller. Within thirty (30) days following delivery to Seller of such report, Seller shall have the right to object in writing to the results contained in such determination. If timely objection is not made by Seller to such determination, such determination shall become final and binding for purposes of this Agreement. If timely objection is made by Seller to Purchaser and Seller and Purchaser are able to resolve their differences in writing within thirty (30) days following the expiration of the thirty-day (30-day) period, then such determination shall become final and binding as it regards to this Agreement. If timely objection is made by Seller to Purchaser and Seller and Purchaser are unable to resolve their differences in writing within thirty (30) days following the expiration of the thirty-day (30-day) period, then all disputed accounting matters pertaining to the report shall be submitted to and reviewed by an arbitrator (the "Arbitrator") which shall be an independent accounting firm selected by


                                      E79

     Purchaser and Seller. If Purchaser and Seller are unable to agree promptly on an accounting firm to serve as the Arbitrator, each shall select by no later than the 30th day following the expiration of the sixty-day (60-day) period, an accounting firm, and the two selected accounting firms shall be instructed to select promptly another independent accounting firm, such newly selected firm to serve as the Arbitrator. The Arbitrator shall consider only the disputed accounting matters pertaining to the determination and shall act promptly to resolve all disputed accounting matters, and its decision with respect to all disputed accounting matters shall be final and binding upon Seller and Purchaser. If the determination of the Arbitrator results in additional payments being due under Section
     4.4 or 4.5, Purchaser shall pay Seller such amount, by bank check or wiring, within three business days following the determination by the Arbitrator. Expenses of the Arbitration shall be borne one-half ( ) by Purchaser and one-half ( ) by Seller. Each party shall be responsible for its own attorney and accounting fees. The resolution of any disputed legal matters pertaining to the report shall be subject to judicial review.

4.7  Certain  Closing  Expenses.
     --------------------------

     Except as set forth below, the Seller shall be responsible for and shall pay all federal, state and local sales tax (if any), documentary stamp tax and all other duties, or other like charges properly payable upon and in connection with the conveyance and transfer of the Purchased Assets by the Seller to Purchaser and the conveyance and transfer of the Purchased Assets by the Seller to Purchaser.


                                      E80

                                       5.
                            POST-CLOSING ADJUSTMENTS
                            ------------------------

5.1 Within sixty (60) days after the Closing Date (the "Post Closing Date"), Seller's Accountant will deliver to Purchaser a copy of the Pro Forma Balance Sheet prepared by Seller's Accountant along with any supporting documentation reasonably requested by Purchaser reflecting the Net Asset Amount as of the Closing which shall be defined as the total of the Purchased Assets less the amount of the Assumed Liabilities relating to the Business, as reflected on the Pro Forma Balance Sheet (the "Net Asset Report"). The Pro Forma Balance Sheet shall be prepared using the same accounting methods, policies, practices and procedures, with consistent classifications, judgments, estimations and methodologies as used in the preparation of the August 31st, 2001 Pro Forma Balance Sheet. For purposes of determining the Net Asset Amount, the Excluded Liabilities consisting of Seller's 401(k) account payable in the amount of $36,292.00, payroll liabilities of $162,181.00, and additional accrued payroll liability of $177,700.00, as of August 31st, 2001, shall be included in such calculation, as such amounts may be increased or decreased since the August 31st, 2001 Pro Forma Balance Sheet to the Pro Forma Balance Sheet for operations in the ordinary course of business, or any other transaction permitted by this Agreement, and subject to the satisfaction of the Net Asset Amount requirements set forth in Section 4.1(d) as of the Closing
     Date. Within thirty (30) days following delivery to Purchaser of the Net Asset Report, Purchaser shall have the right to object in writing to the results contained therein. If timely objection is not made by Purchaser to the Net Asset Report, the Net Asset Report shall become final and binding for purposes of this Agreement. If timely objection is made by Purchaser to the Net Asset Report, and the Seller and Purchaser are able to resolve their differences in writing within fifteen (15) days following the expiration of such thirty (30) day period, then the Net Asset Report, as resolved, shall become final and binding as it relates to this Agreement. If timely objection is made by Purchaser to the Net Asset Report and Seller and Purchaser are unable to resolve their differences in writing within such fifteen (15) day period, then all disputed accounting matters pertaining to the Net Asset Report shall be submitted to and reviewed by an arbitrator (the "Arbitrator") which shall be an independent accounting firm selected by the Seller and the Purchaser. If Purchaser and Seller are unable to agree promptly on the accounting firm to serve as the Arbitrator, each shall select by not later than the seventh (7th) day following the expiration of the Net Asset Report objection period, a nationally recognized accounting firm, and each selected accounting firm shall be instructed to jointly select promptly another nationally recognized accounting firm, such third accounting firm shall serve as the Arbitrator. The Arbitrator shall consider only the disputed accounting matters pertaining to the determination and shall act promptly and fairly to resolve all disputed accounting matters and its decision with respect to all disputed accounting matters shall be final and binding upon the Seller and Purchaser. The expenses of the arbitration shall be borne one-half ( ) by Purchaser and one-half ( ) by the Seller. Each party shall be responsible for its own attorney and accounting fees. The resolutions of any disputed legal matters pertaining to the report shall be subject to judicial review. If the Net Asset Amount (as shown on the Net Asset Report) is less than Six Hundred Twenty-Nine Thousand Seventy-Six Dollars ($629,076.00) in the aggregate, the Purchase Price shall be decreased on a dollar-for-dollar basis for such difference by Seller first repaying to Purchaser by certified or cashier's check or wire transfer, from the cash paid under Section 4.2(a).


                                      E81

5.2 Within sixty (60) days after the close of the 2001 fiscal year (January 5, 2002), Seller will deliver to Purchaser the determination of the 2001 Annualized EBITDA for the period commencing July 1, 2001 to Closing, prepared by Seller's Accountant, along with any supporting documentation reasonably requested by Purchaser, and Purchaser will deliver to Seller the determination of the 2001 Annualized EBITDA for the period commencing with the Closing and ending December 31st, 2001, prepared by Purchaser's internally generated accounting statements, along with any supporting documentation reasonably requested by Seller. The 2001 Annualized EBITDA shall be prepared in accordance with generally accepted accounting principles using the same principles as set forth in the Financial Statements. Provided, however, the two-week payroll accrual of One Hundred Seventy-Seven Thousand Seven Hundred Ninety-Six Dollars ($177,796.00) shall not be taken into account incident to the determination of the 2001 Annualized EBITDA. Thirty (30) days following delivery of such reports, both parties shall have the right to object in writing to the results contained in such determinations. If timely objection is not made by either party to such determination, such determination shall become final and binding. If timely objection is made by any party and the parties are able to resolve their differences in writing within fifteen (15) days following the expiration of the 2001 Annualized EBITDA objection period, then such determination as resolved shall become final and binding as it relates to this agreement. If timely objection is made by any party and Seller and Purchaser are unable to resolve their differences in writing within ten
     (10) days following the expiration of the 2001 Annualized EBITDA objection period, then all disputed accounting matters relating to the report shall be submitted to and reviewed by an Arbitrator according to the process and procedure set forth in Section 5.1 above. The expenses of the arbitration shall be borne one-half ( ) by Purchaser and one-half ( ) by Seller. Each party shall be responsible for its own accounting and attorney fees. The resolution of any disputed legal issues pertaining to those reports shall be subject to judicial review. Any net reduction in the Purchase Price as a result of said adjustment as determined by Section 4.1(e) shall be offset against the Promissory Note set forth in Section 4.2(b).


                                       6.
                              EMPLOYMENT AGREEMENTS
                              ---------------------

6.1  Employment  Agreements  of  Shareholders.
     ----------------------------------------

     At Closing, Purchaser shall enter into Employment Agreements with M. DeMeo,
     J. Schmidt and S. Schneider. Copies of said Employment Agreements are attached hereto and made a part hereof as Exhibits I, I-1 and I-2.


                                      E82

                                       7.
                       COVENANT NOT TO COMPETE AGREEMENTS
                       ----------------------------------

7.1  Covenant  Not  to  Compete  Agreements  of  Seller  and  Shareholders.
     ---------------------------------------------------------------------

     At Closing, Seller and each Shareholder shall enter into Covenant Not to Compete Agreements with Purchaser. Copies of said Covenant Not to Compete Agreements are attached hereto and made a part hereof as Exhibits J, J-1, J-2, J-3 and J-4.

7.2 As an express condition of this Agreement, certain Shareholders of Seller who are not parties to this Agreement, specifically, the individuals set forth on Disclosure Schedule 7.2, shall enter into Covenant Not to Compete Agreements in the form of Exhibits J-5, J-6, J-7, J-8, J-9, J-10, J-11, J-12, J-13, J-14, J-15, J-16, J-17 and J-18.


                                       8.
                                 BULK SALES ACT
                                 --------------

8.01  Compliance  with  Bulk  Sales  Act.
      ----------------------------------

     Purchaser waives compliance with the provisions of any applicable bulk sales law and the Seller and Shareholders, jointly and severally, agree to indemnify and hold harmless Purchaser from any liability incurred as a result of the failure to so comply, except to liabilities explicitly assumed hereunder by Purchaser.


                                       9.
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------
                         OF SELLER AND EACH SHAREHOLDER
                         ------------------------------

     Except as set forth in the Disclosure Schedule attached hereto, (i) Seller and Shareholders, jointly and severally, represent and warrant to Purchaser that the following statements are true and correct as of the date hereof.

9.1  Organization,  Good  Standing,  Qualification  and  Power  of  Seller.
     ---------------------------------------------------------------------

     (a) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina and has the corporate power and authority to own, lease and operate the Purchased Assets and to conduct the Business currently being conducted by it. Seller is duly qualified and validly existing in North Carolina and in good standing in each of the other jurisdictions in which it is required by the nature of its business or the ownership of its properties to so qualify. Seller has no corporate subsidiaries. The Disclosure Schedule correctly lists, with respect to Seller, each jurisdiction in which it is qualified to do business as a foreign corporation.

9.2  Capitalization.
     --------------


                                      E83

     (a) The outstanding capitalization of Seller consists solely of Nine Thousand Seven Hundred Seventy-Five (9,775) shares of common stock, without par value, of which Nine Thousand One Hundred Fifty (9,150) shares, representing 93.6% of the issued stock are currently owned by the Shareholders. All outstanding Shares of Seller's capital stock are fully paid and nonassessable and have not been issued in violation of the preemptive rights of any person. Except as set forth in the Disclosure Schedule, Seller is not obligated to issue or acquire any of its securities, nor has it granted options or any similar rights with respect to any of its securities.

9.3  Authority  to  Make  Agreement.
     ------------------------------

     The Seller and each Shareholder have the full legal power and authority to enter into, execute, deliver and perform their respective obligations under this Agreement and each of the other agreements, instruments and other instruments to be delivered incident hereto ("Other Seller Documents"). This Agreement and the Other Seller Documents have been duly and validly executed and delivered by Seller and each Shareholder, and are the legal and binding obligation of each of them, enforceable in accordance with their respective terms, subject to principles of equity, bankruptcy laws, and laws affecting creditors' rights generally. The Seller has taken all necessary action (including action of Seller's Board of Directors and its Shareholders) to authorize and approve the execution and delivery of this Agreement and the Other Seller Documents, the performance of its obligations thereunder and the consummation of the transactions contemplated thereby.

9.4  Existing  Agreements,  Governmental  Approvals  and  Permits.
     ------------------------------------------------------------

     (a) The execution, delivery and performance of this Agreement and the Other Seller Documents by the Seller and each Shareholder, the sale, transfer, conveyance, assignment and delivery of the Purchased Assets to Purchaser as contemplated in this Agreement, and the consummation of the other transactions contemplated thereby: (i) do not violate any provisions of law, statute, ordinance or regulation applicable to the Seller, any Shareholder or the Purchased Assets, (ii) (except for any of Seller's secured creditors set forth in Section 3.1, whose consent shall be obtained prior to Closing and except as set forth in the Disclosure Schedule), will not conflict with, or result in the breach or termination of any provision of, or constitute a default under (in each case whether with or without the giving of notice or the lapse of time or both) the Articles of Incorporation or Bylaws of Seller, or any indenture, mortgage, lease, deed of trust, or other instrument, contract or agreement or any license, permit, approval, authority, or any order, judgment, arbitration award, or decree to which Seller or any Shareholder is a party or by which Seller or any Shareholder or any of their assets and properties are bound (including, without limitation, the Purchased Assets), and (iii) will not result in the creation of any encumbrance upon any of the properties, assets, or the Business of Seller or of any Shareholder. Neither the Seller, nor any Shareholder, nor any of their assets or properties (including, without limitation, the Purchased Assets) is subject to any provision of any mortgage, lease, contract, agreement, instrument, license, permit, approval, authority, order, judgment, arbitration award or decree, or to any law, rule, ordinance, or regulation, or any other restriction of any kind or character, which would prevent Seller or any Shareholder from entering into this Agreement or any of the Other Seller Documents or from consummating the transactions contemplated thereby.


                                      E84

     (b) Neither the Seller nor any Shareholders are a party to, subject to or bound by any agreement, judgment, award, order, writ, injunction or decree of any court, governmental body or arbitrator which would prevent the use by Purchaser of the Purchased Assets in accordance with present practices of Seller after the Closing Date or which, by operation of law, or pursuant to its terms, would be breached, terminate, lapse or be subject to termination or default under (in each case whether with or without notice, the passage of time or both) upon the consummation of the transactions contemplated in this Agreement.

     (c) No approval, authority or consent of, or filing by Seller with, or notification to, any foreign, federal, state or local court, authority or governmental or regulatory body or agency or any person is necessary to authorize the execution and delivery of this Agreement or the Other Seller Documents by Seller or any Shareholder, the sale, transfer, conveyance, assignment and delivery of the Purchased Assets to Purchaser, or the consummation of the other transactions contemplated thereby, or to continue the use and operation of the Purchased Assets by Purchaser after the Closing Date.

9.5  Financial  Statements.
     ---------------------

     (a) Copies of the Financial Statements are attached to the Disclosure Schedule. Each of the Financial Statements are true and complete in all material respects and were prepared in accordance with generally accepted accounting principles , applied on a consistent basis throughout the periods indicated and fairly present in all material respects the financial condition and operations of Seller as of the respective dates thereof and the results of its operations and changes in financial position for the respective periods then ended.

     (b) Except to the extent reflected, reserved against, or disclosed on the Pro Forma Balance Sheet, or the Financial Statements, or the
          Disclosure Schedule, Seller had, as of such date, no material liabilities or obligations of any nature, whether accrued, absolute, contingent, or otherwise, including without limitation, unfunded pension or other retirement plan liabilities and tax liabilities whether or not incurred in respect of or measured by the Seller's income, for any period prior to the date of said Financial Statements, or arising out of transactions entered into or any set of facts existing prior thereto. Except to the extent disclosed on the Disclosure Schedule, there exists no basis for the assertion against Seller, as of the date of the Financial Statements or of the Pro Forma Balance Sheet, of any material liability of any nature or in any amount not fully reflected, reserved against, or disclosed in the Financial Statements or in the Pro Forma Balance Sheet.

9.6  Customers.
     ---------

     The Disclosure Schedule includes a correct list of the twenty-five (25) largest customers of Seller by sales in dollars for each of fiscal year 2000, and January through August of 2001, and the amount of business done by the Seller with each such customer for such periods. Seller has no knowledge that any of the current customers of Seller will or intend to (a) cease doing business with Seller; or (b) cancel or materially modify any currently contracted projects; or (c) not do business with the Purchaser after the Closing.


                                      E85

9.7  Intangible  Property.
     --------------------

     The Disclosure Schedule includes an accurate list and summary description of all patents, franchises, distributorships, registered and unregistered trademarks, trade names and service marks, licenses, brand names and company lists and all applications for the foregoing, presently owned and/or held (as a licensee or otherwise) by the Seller. The Seller is not a licensor in respect to any patents, trade secrets, inventions, shop rights, know-how, trademarks, trade names, copyrights, or applications therefor. The Disclosure Schedule contains an accurate and complete description of such intangible property and the items of all licenses and other agreements relating thereto. All of the above-mentioned intangibles used in the Seller's Business are the sole property of the Seller and do not require the consent of or consent to any other person as a condition to their use or the transaction provided for herein and do not infringe upon the rights of others.

9.8  Significant  Agreements.
     -----------------------

     The Disclosure Schedule contains an accurate and complete list of all contracts, agreements, licenses, instruments and understandings (whether or not in writing) to which Seller is a party or is bound and that are material to the Business, assets, financial condition or results of operations of the Seller. Without limiting the generality of the foregoing, such list includes all such contracts, agreements, licenses and instruments:

     (a) Providing for payments of more than Five Thousand Dollars ($5,000.00) per year, other than purchase orders incurred in the ordinary course of business;

     (b) Providing for the extension of credit other than consistent with normal credit terms described in the Disclosure Schedule;

     (c) Limiting the ability of the Seller to conduct the Business or any other business or to otherwise compete in its or any other business, including as to manner or place;

     (d) Providing for a guarantee or indemnity by Seller, including but not limited to any indemnification provided under any asset purchase agreement, stock purchase agreement, or other transaction that Seller is a party to;

     (e)  With  any  Affiliate  of  Seller;

     (f) With any labor union or employees' association connected with Seller's Business;

     (g) For the employment or retention of any director, officer, employee, agent, shareholder, consultant, broker or advisor of Seller or any other contract between Seller and any director, officer, employee, agent, shareholder, consultant or advisor which does not provide for termination at will by Seller without further cost or other liability to Seller as of or at any time after the Closing;

     (h) In the nature of a profit sharing, bonus stock option, stock purchase, pension, deferred compensation, retirement, severance, hospitalization, insurance or other plan or contract providing benefit to any person or former director, officer, employee, agent,


                                      E86
          shareholder, consultant, broker or advisor of Seller, or such person's dependents, beneficiaries or heirs;

     (i) In the nature of an indenture, mortgage, promissory note, loan or credit agreement or other contract relating to the borrowing of money or a line of credit by Seller or relating to the direct or indirect guarantee or assumption by Seller of obligations of others;

     (j) Leases or subleases with respect to any property, real, personal or mixed, in which Seller is involved, as lessor or lessee; and

     (k) Distributorship Agreement(s) or License Agreement(s) with respect to any property which Seller has entered into as licensor.

     True and correct copies of all items so disclosed in the Disclosure Schedule (if written) have been provided or made available to Purchaser. Each of such items listed, or required to be listed, is a valid and enforceable obligation of Seller and to Seller's Knowledge, the other party(ies) thereto enforceable in accordance with its terms, subject to principles of equity, bankruptcy laws, and laws affecting creditors' rights generally, and there have been no material defaults or claims of material default by Seller or the counterparty thereto and there are no facts or conditions that have occurred or that are anticipated to occur which, through the passage of time or the giving of notice, or both, would constitute a default by Seller, or would cause the acceleration of any obligation of any party thereto or the creation of an Encumbrance upon any asset of Seller. There are no material oral contracts, agreements or understandings made by any Shareholder, material to the Purchased Assets, except such as have been disclosed in the Disclosure Schedule and for which an accurate summary description has been provided.

9.9  Inventory.
     ---------

     Seller represents that it does not own any inventory incident to the operation of its Business.

9.10 Accounts  Receivable  and  Vendor  Receivables.
     ----------------------------------------------

     All accounts receivable and vendor receivables of the Seller which have arisen in connection with the Business or otherwise and which are reflected on the Financial Statements and all receivables which have arisen since August31st, 2001 through the Closing shall have arisen only from bonafide transactions in the ordinary course of business and represent valid, collectible and existing claims, net of any reserve as reflected on the Pro Forma Balance Sheet. Subject to customer credit, the payment of each account and vendor receivable will not be subject to any known defense, counterclaim condition (other than Seller's performance in the ordinary course of business) whatsoever. The Disclosure Schedule hereto accurately lists, as of the Closing Date, all receivables arising out of or relating to the Business, the amount owing and aging of such accounts receivable, the name of the party from whom such account receivable is owing, any security in favor of any Seller for the repayment of such account receivable which Seller purports to have. Seller has made available to Purchaser complete and correct copies of all instruments, documents and agreements evidencing such accounts receivable and of all instruments, documents or agreements (if any) creating security therefor.

9.11 Taxes.
     -----


                                      E87

     Except as to Taxes not yet due and payable, and except for Taxes the payment of which is being diligently contested in good faith and by proper proceedings and for which adequate reserves have been established in accordance with generally accepted accounting principles, and except as set forth in the Disclosure Schedule, Seller has filed all Tax Returns that are now required to be filed by it in connection with any federal, state or local tax, duty or charge levied, assessed or imposed upon them, or their property, including unemployment, social security and similar taxes; and all of such Taxes have been either paid or adequate reserves or other provision has been made therefor. Seller and each Shareholder shall pay, without right of reimbursement from Purchaser, all of Seller's and any Shareholder's income Taxes including but not limited to any Taxes attributable to any gain under Section 1374 of the Code, including any interest and penalties thereon, that relate to the activities of Seller through the Closing including this transaction, as due.

9.12 Title  to  Purchased  Assets;  Encumbrances.
     -------------------------------------------

     (a) With respect to the Purchased Assets sold, at the Closing Seller shall have good title to the owned by it being acquired by Purchaser, and except for matters expressly set forth in Section 3.1, which Encumbrances, if any, upon the Purchased Assets shall be removed at Closing, free and clear of all Encumbrances whatsoever; immediately after the transfer of the Purchased Assets being acquired by Purchaser from Seller, and Purchaser will own all of said Purchased Assets, free and clear of all Encumbrances whatsoever, whether perfected or unperfected; and, by way of illustration but not limitation, there are not any unpaid taxes, assessments or charges due or payable by Seller to any federal, state or local agency, or any obligations or liabilities or any unsatisfied judgments against, or, to the best of Seller's knowledge, any litigation or proceedings pending or threatened against Seller by any of Seller's employees, clients, customers, creditors, suppliers, or any other party (nor state of facts for any such obligation, liability, litigation or proceeding), that could become a claim, obligation, liability, lien or other charge of or against Purchaser or the Purchased Assets. To the best of knowledge of Seller, all of Seller's tangible and other operating assets used in the Business which are being sold hereunder to Purchaser are, in all material respects, in good operating condition and repair, free of all structural, material or mechanical defects and conform with all applicable laws and regulations.

     (b) Except as otherwise specifically set forth herein, Seller is not a party to any contract, agreement, lease or commitment that would result in any claim, obligation, liability, lien or other charge against Purchaser or the Purchased Assets, and Purchaser is not obligated to assume the obligations under any contract, agreement, lease or commitment of Seller, except as specifically set forth herein.

9.13 Pending  Actions.
     ----------------


                                      E88

     Seller has not been served with or received notice of any actions, suits, arbitrations, OSHA, EPA or other governmental violations, or any other proceedings or investigations, either administrative or judicial, strikes, lockouts or NLRB charges or complaints ("Actions and Disputes"). There are no Actions or Disputes pending or, to the best of Seller's knowledge, threatened against or affecting (directly or indirectly) Seller or its property or assets nor, to the best of Seller's knowledge, are there any facts or conditions which exist which would give rise to any such Actions or Disputes which, if determined adversely to Seller, would have a material adverse effect upon the Seller's Business.

9.14 Insurance.
     ---------

     The Disclosure Schedule contains an accurate and complete listing (showing type of insurance, amount, insurance company, annual premium and special exclusions) of all policies of fire, liability, worker's compensation and other forms of insurance owned or held by Seller. All such policies are in full force and effect; are sufficient for compliance with all requirements of law and of all agreements to which Seller is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage for the assets and operations of Seller and will remain in full force and effect through the Closing. There are no outstanding requirements or recommendations by any insurance company that issued a policy with respect to any of the properties and assets of Seller by any Board of Fire
     Underwriters or other body exercising similar functions or by any Governmental Entity requiring or recommending any repairs or other work to be done on or with respect to any of the properties and assets of Seller or requiring or recommending any equipment or facilities to be installed on or in connection with any of the properties or assets of Seller.

9.15 Status  of  the  Business.
     -------------------------

     (a) Since August 31st, 2001, the Business of the Seller has been operated only in the ordinary course, and, except as set forth in the Disclosure Schedule, there has not been with respect to the Business:

          (i) Any material change in its condition (financial or other), assets, liabilities, obligations, business or earnings, except changes in the ordinary course of business, none of which in the aggregate has been materially adverse;

          (ii) Any material liability or obligation incurred or assumed, or any material contract, agreement, arrangement, purchase order, lease (as lessor or lessee), or other commitment entered into or assumed, on behalf of the Business, whether written or oral, except in the ordinary course of business;

         (iii) Any purchase or sale of material assets in anticipation of this Agreement, or any purchase, lease, sale, abandonment or other disposition of material assets, except in the ordinary course of business;

          (iv) Any waiver or release of any material rights, except for rights of nominal value;


                                      E89

          (v) Any cancellation or compromise of any material debts owed to Seller or material claims known by Seller against another person or entity, except in the ordinary course of business;

          (vi) Any damage or destruction to or loss of any physical assets or property of Seller which materially adversely affects the Business or any of the properties of Seller (whether or not covered by insurance);

         (vii) Any material changes in the accounting practices, depreciation or amortization policy or rates theretofore adopted by Seller, or any material revaluation or write-up or write-down of any of their assets;

        (viii) Any direct or indirect redemption, purchase or other acquisition for value by Seller of its shares or any agreement to do so;

          (ix) Any material increase in the compensation levels or in the method of determining the compensation of any of the Seller's officers, directors, agents, employees or members, or any bonus payment or similar arrangement with or for the benefit of any such person, any increase in benefits expense to Seller, any payments made or declared into any profit-sharing, pension, or other retirement plan for the benefit of employees of Seller, except in the ordinary course of business;

          (x) Any loans or advances between Seller and any Shareholder or any family member or any associate or Affiliate of Seller or of any Shareholder;

          (xi) Any material contract canceled or the terms thereof amended or any notice received with respect to any such contract terminating or threatening termination or amendment of any such contract;

          (xii)Any transfer or grant of any material rights under any leases, licenses, agreements, or with respect to any trade secrets or know-how;

         (xiii)Any labor trouble or employee controversy materially adversely affecting the Business or assets;

          (xiv)Any dividend or other distribution on or in respect of shares of Seller's capital stock;

          (xv) The incurring of any funded indebtedness except in the ordinary course of business; or

     (b)  The  Seller  is  not:

          (i) in violation of any outstanding judgment, order, injunction, award or decree specifically relating to the Business, or


                                      E90

          (ii) in violation of any federal, state or local law, ordinance or regulation which is applicable to the Business, except where such violation does not have a materially adverse effect on the Business.

          The Seller has all permits, licenses, orders, approvals, authorizations, concessions and franchises of any federal, state or local governmental or regulatory body that are material to or necessary in the conduct of the Business, except where failure to have such permit, license, order, approval, authorization, concession or franchise does not have a materially adverse effect on the Business. All such permits, licenses, orders, approvals, concessions and franchises are set forth on the Disclosure Schedule and are in full force and effect and there is no proceeding pending or, to the knowledge of Seller, threatened to revoke or limit any of them.

     (c) No claim, litigation, action, investigation or proceeding is pending or, to the knowledge of Seller, threatened, and no order, injunction or decree is outstanding, against or relating to the Business or its assets, and Seller does not know of any information which could result in such a claim, litigation, action, investigation or proceeding, which, if determined adversely to Seller, would have a material adverse effect upon Seller's Business.

     (d) At the Closing, Seller shall have accrued or paid in full, to all employees of the Business, all wages, salaries, commissions, bonuses, vacations and other direct compensation for all services performed by them. Seller is in compliance in all material respects with all federal, state and local laws, ordinances and regulations relating to employment and employment practices at the Business, and all employee benefit plans and tax laws relating to employment at the Business. There is no unfair labor practice complaint against Seller relating to the Business pending before the National Labor Relations Board or similar agency or body and, to the best of Seller's Knowledge, no condition exists that could give rise to any unfair labor practice complaint. There is no labor strike, dispute, slowdown or stoppage actually pending or, to the Knowledge of Seller, threatened against or involving the Business. Seller has no labor contracts or collective bargaining agreements with respect to any of its employees.

9.16 Environmental  Laws.
     -------------------

     (a) To the best of Seller's Knowledge, the real estate locations, which are leased by Seller, ("Real Estate") have not been used or operated in any fashion involving producing, handling and disposing of chemicals, toxic substances, wastes and effluent materials, x-rays or other materials or devices in material violation of any laws, rules, regulations or orders, and to the best of Seller's Knowledge, the Real Estate is in material compliance with applicable laws, regulations, ordinances, decrees and orders arising under or relating to health, safety, and environmental laws and regulations, including without limitation the Federal Occupation and Safety Health Act, 29 U.S.C. Sec.651, et seq.; Federal Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. Sec.6901, et seq.; Federal Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. Sec.9601, et seq.; the Federal Clean Air Act, 42 U.S.C. Sec.2401, et seq.; the Federal Clean Water Act, 33 U.S.C. Sec.1251, et seq.; and all state and local laws that correspond therewith or supplement such laws.


                                      E91

     (b) To the best of Seller's Knowledge, the Real Estate has not been operated, in violation of any laws, rules, regulations or orders, so as to involve or create any surface impoundments, incinerators, land fills, waste storage tanks, waste piles, or deep well injection systems or for the purpose of storage, treatment or disposal of a hazardous waste as defined by RCRA or hazardous substance, pollutant or contaminate as defined by CERCLA and, to the best of Seller's Knowledge, no acts have been committed that would make the Real Estate or any part thereof subject to remedial action under RCRA or CERCLA or corresponding state or local laws.

     (c) To the best of Seller's Knowledge, there have not been, are not now and as of the Closing Date, there will be no solid waste, hazardous waste, hazardous substance, toxic substance, toxic chemicals, pollutants or contaminants, underground storage tanks, purposeful dumps, or accidental spills in, on or about the Real Estate or any of the assets of Seller, whether real or personal, owned or leased, or stored on any real property owned or leased by Seller or by Seller's lessees, licensees, invites, or predecessors.

     (d) Seller is not engaged in, and to the best of Seller's Knowledge and belief, is not threatened with any litigation, or governmental or other proceeding which may give rise to any claim against the Real Estate. Specifically, there are no pending suits, charges, actions, governmental investigations, or other proceedings, involving, directly or indirectly without limitation, the laws, statutes and regulations set forth in subsection (a), above, whether initiated by a third party or by Seller and there are none, to the best of Seller's Knowledge, threatened against or relating to or involving the Real Estate or the transactions contemplated by this Agreement. Seller is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality.

     (e) To the best of Seller's Knowledge, Seller has obtained all permits, and licenses and other authorizations required by all environmental laws; and all of such permits, licenses and other authorizations are in full force and effect as of the date hereof. A true and correct list of all such permits, licenses and other authorizations is set forth in the Disclosure Schedule.

9.17 Certain  Employees
     ------------------

     (a) Each of the following is included in the list of agreements set forth in the Disclosure Schedule: all collective bargaining agreements, employment and consulting agreements, bonus plans, deferred compensation plans, employee pension plans or retirement plans, employee profit-sharing plans, employee stock purchase and stock option plans, hospitalization insurance, and other plans and arrangements providing for employee benefits of employees of the Seller.

     (b) The Disclosures Schedule contains a true, complete and accurate list of the following: the names, positions, and compensation of the present employees of Seller, together with a statement of the annual salary payable to salaried employees and a summary of the bonuses and description of agreements for additional compensation and other like benefits, if any, paid or payable to such persons for the period set


                                      E92
          forth in the Disclosure Schedule. Except as listed in the Disclosure Schedule, to the best of Seller's Knowledge, all employees of the Seller are employees--at--will.

     (c) Seller has no retired employees who are receiving or are entitled to receive any payments, health or other benefits from Seller.

9.18 Payments  to  Employees.
     -----------------------

     All accrued obligations of Seller relating to employees and agents of Seller, whether arising by operation of law, by contract, or by past service, for payments to trusts or other funds or to any governmental agency, or to any individual employee or agent (or his heirs, legatees, or legal representatives) with respect to unemployment compensation benefits, deferred compensation, profit sharing or retirement benefits, or social security benefits have been paid or accrued by such Seller. All obligations of Seller as an employer or principal relating to employees or agents, whether arising by operation of law, by contract, or by past practice, for vacation and holiday pay, bonuses, and other forms of compensation which are or may become payable to such employees or agents, have been paid or will be paid or accrued by Seller.

9.19 Change  of  Corporate  Name.
     ---------------------------

     At the Closing, the Seller, if requested by Purchaser, will adopt and file with the Secretary of State of North Carolina an Amendment to the Charter of Seller changing the name of Seller to a name substantially dissimilar to BALLANTYNE CONSULTING GROUP, INC., and the Seller shall also execute a Consent for Use of Similar Name form, as set forth in the Disclosure Schedule, granting to Purchaser consenting to the use of the name BALLANTYNE CONSULTING GROUP, INC.

9.20 Brokers  and  Finders.
     ---------------------

     Except as set forth in the Disclosure Schedule, no broker, finder or other person or entity acting in a similar capacity has participated on behalf of Seller in bringing about the transaction herein contemplated, or rendered any service with respect thereto or been in any way involved therewith.

9.21 Preservation  of  Organization.
     ------------------------------

     Except as set forth on the Disclosure Schedule, since August31st, 2001, the Seller has kept intact the Business and organization of the Seller; retained the services of all the Seller's material employees and agents, retained the Seller's arrangements with the manufacturers of the products distributed by Seller in the same manner as conducted prior to such date, and engaged in no transaction other than in the ordinary course of Seller's Business.

9.22 Absence  of  Certain  Business  Practices.
     -----------------------------------------

     Neither the Seller nor to the Seller's Knowledge, any officer, employee or agent of the Seller, nor any other Person acting on its behalf, has, directly or indirectly, within the past five years given or agreed to give any gift, bribe, rebate or kickback or otherwise provide any similar benefit to any customer, supplier, governmental employee or any other Person who is or may be in a position to help or hinder the Seller or the Business(or assist Seller in connection with any actual or proposed


                                      E93
     transaction relating to the Business or any other business previously operated by Seller) (i) which subjected or might have subjected Seller to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) which if not given in the past, might have had a material adverse effect on the Business, (iii) which if not continued in the future, might have a material adverse effect on the Business or subject Seller to suit or penalty in any private or governmental litigation or proceeding,
     (iv)  for  any  of the purposes described in Section 162(c) of the Code, or
     (v) for the purpose of establishing or maintaining any concealed fund or concealed bank account.

9.23 Suppliers.
     ---------

     The Disclosure Statement sets forth the names of and description of contractual arrangements (whether or not binding or in writing) with the ten (10) largest suppliers of the Seller by sales or services in dollars. Assuming that Purchaser continues to conduct the Business in the ordinary course consistent with Seller's prior practices generally and specifically with respect to Seller's current suppliers, Seller has no direct knowledge that any of the current suppliers of the Seller will, or intend to, (a) cease doing business with Seller; or (b) materially alter the amount of business they are currently doing with Seller; or (c) not do business with the Purchaser after the Closing.

9.24 Product  Liability  Claims.
     --------------------------

     To the best of Seller's Knowledge, there are no material product liability claims against Seller, either potential or existing, which are not fully covered by product liability insurance coverage with a responsible company which, if determined adversely to Seller, would have a material adverse effect upon the Seller's Business.

9.25 Employee  Benefit  Plans.
     ------------------------

     For the purposes of this Section 9.25, "Seller" shall include all persons who are members of a controlled group, a group of trades or businesses under common control, or an affiliated service group (within the meanings of Sections 414(b), (c) or (m) of the Code), of which Seller is a member.

     (a) The Employee Benefit Plans presently maintained by Seller or to which Seller has contributed within the past six (6) years, including any terminated or frozen plans which have not yet distributed all plan assets, are fully set forth in the Disclosure Schedule. For purposes of this provision, the term "Employee Benefit Plan" shall mean:

          (i) A Welfare Benefit Plan as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") established for the purpose of providing for its participants or their beneficiaries, through the purchase of insurance or otherwise, medical, surgical, or hospital care or benefits, or benefits in the event of sickness, accident, disability, death or unemployment (including any plan or program of severance pay), or vacation benefits, apprenticeship or other training programs, or day care centers, scholarship funds, or prepaid legal services, or any benefit described in Section 302(c) of the Labor Management Relations Act of 1947;


                                      E94

          (ii) An Employee Pension Benefit Plan as defined in Section 3(2) of ERISA established or maintained by Seller for the purpose of providing retirement income to employees or for the purpose of providing deferral of income by employees for periods extending to the termination of covered employment or beyond; and

         (iii) Any other plan or arrangement not covered by ERISA but which provides benefits to employees or former employees and results in an accrued liability on the part of Seller either by contract or by operation of law.

     (b) With respect to any such Employee Benefit Plans, the Seller represents and warrants that, to the best of Seller's Knowledge;

          (i) The Seller has not, with respect to any Employee Benefit Plans, engaged in any prohibited transaction, as such term is defined in
               Section  4975  of  the  Code  or  Section  406  of  ERISA.

          (ii) The Seller has, with respect to any Employee Benefit Plans, substantially complied with all reporting and disclosure requirements required by Title I, Subtitle B, Part 1 of ERISA.

         (iii) There was no accumulated funding deficiency (as defined in section 302 of ERISA and Section 412 of the Code) with respect to any Employee Pension Benefit Plan which is a defined benefit pension plan, whether or not waived, as of the last day of the most recent fiscal year of the plans ending prior to the date of this Agreement.

          (iv) Except as described on the Disclosure Schedule, there are no contributions due to any Employee Pension Benefit Plan for the most recent fiscal year of the plans ending prior to the date of this Agreement and the Seller's Financial Statements reflect any liability of Seller to make contributions to the Employee Pension Benefit Plans, and a pro rata portion of the contributions (including matching contributions) for the plan year on which the Closing Date occurs shall have been made on or prior to the Closing Date for the period ending on the Closing Date.

          (v) No material liability to the Pension Benefit Guaranty Corporation ("PBGC") has been asserted with respect to any Employee Pension Benefit Plan which is a defined benefit pension plan.

          (vi) There has been no reportable event as described in Section 4043(b) of ERISA since the effective date of Section 4043 of ERISA with respect to any Employee Pension Benefit Plan which is a defined benefit plan.

          (vii) Except for claims for benefits by participants and beneficiaries in the normal course of events, to the best of Seller's knowledge, there are no claims, pending or threatened, by any


                                      E95
               individual or Governmental Entity, which, if decided adversely, would have a material adverse effect upon the financial condition of any Employee Benefit Plan, the plan administrator of any Employee Benefit Plan, or Seller.

        (viii) The Seller has made available for inspection all annual reports for Seller filed on Internal Revenue Service ("IRS") Form 5500 or 5500C, all reports for Seller prepared by an actuary for the last three plan years, the plan and trust documents and the Summary Plan Description, as amended, for each Employee Benefit Plan and the last filed PBGC1 Form (if applicable) for each Employee Benefit Plan, with respect to any Employee Benefit Plans other than multi-employer plans (within the meaning of Section 3(37) of ERISA), and other reports filed with the PBGC during the last three plan years.

          (ix) All Employee Pension Benefit Plans are intended to be qualified retirement plans under the Code. The IRS has issued, and Seller has made available for inspection, one or more determination letters with respect to the qualification of all Employee Pension Benefit Plans stating that the IRS has made a favorable determination as to the qualification of such Plan under Section 401(a) of the Code, and that continued qualification of the Plan in its present form will depend upon its effect in operation. The time for adoption of any amendments required by changes in the Code since such determination letters were issued, or changes required by the IRS as a condition for continued qualification of such plans has not expired, or did not expire without such amendments being made. Such plans are now, and always have been, established in writing and maintained and operated in accordance with the plan documents, ERISA, the Code, and all other applicable laws. Except as described in the Disclosure Schedule, such Plans are now and always have been, established in writing and maintained and operated substantially in accordance with the plan documents, ERISA, the Code and all other applicable laws, in all material respects.

          (x) There is no liability arising from the termination or partial termination of any Employee Benefit Plan, except for liabilities as to which adequate reserves are reflected on the Financial Statements, and there exists no condition presenting a material risk of such liability.

          (xi) The Seller has timely made any contributions it is obligated to make to any multi-employer plan within the meaning of Section 3(37) of ERISA. The Seller has no liability arising as a result of withdrawal from any multi-employer plan, no such withdrawal liability has been asserted and no such withdrawal liability will be asserted with regard to any withdrawal or partial withdrawal on or before the date of this Agreement.

9.26 Assets  Necessary  to  the  Business.
     ------------------------------------


                                      E96

     The Seller owns, leases or holds under license all assets and properties (tangible and intangible) necessary to carry on the Business and operations as presently conducted and as shown on the Financial Statements. Such assets and properties are all of the assets and properties necessary to carry on the Seller's Business as presently conducted and neither the Shareholders (other than through their ownership of stock in Seller and/or as set forth on the Disclosure Schedule) nor any member of their families own or lease or has any interest in any assets or properties presently being used to carry on the Business of Seller.

9.27 Transactions  with  Affiliates.
     ------------------------------

     Except as disclosed on the Disclosure Schedule, there is no lease, sublease, contract, agreement or other arrangement of any kind whatsoever entered into by Seller and its Shareholders.

9.28 Territorial  Restrictions.
     -------------------------

     Except as described in the Disclosure Schedule, Seller is not restricted by any written agreement or understanding with any other Person from carrying on the Business anywhere in the world. Neither Purchaser nor any of its Affiliates will, as a result of its acquisition of the Purchased Assets become restricted in carrying on the Business anywhere in the world as a result of any contract or other agreement to which Seller is a party or by which it is bound.

9.29 Immigration  Compliance.
     -----------------------

     (a) Seller is in compliance with all applicable federal, state and local laws, rules, directives and regulations relating to the employment authorization of their respective employees (including, without limitation, the Immigration Reform and Control Act of 1986, as amended and supplemented, and Section 212(n) and 274A of the Immigration and Nationality Act, as amended and supplemented, and all implementing regulations relating thereto), and Seller has not employed nor is any such entity currently employing any unauthorized aliens (as such term is defined under 8 CFR 274a.1(a)).

     (b) Seller has not received any notice from the Immigration and Naturalization Service (the "INS") or the United States Department of Labor (the "DOL") of the disapproval or denial of any visa petition or entry permit pending before the INS or labor certification pending before the DOL on behalf of any employee or prospective employee of Seller.

     (c) Since the approval of each of their respective visa petitions, there has been no material change in the terms and conditions of employment of any employees of Seller.

     (d) Seller shall have delivered to Purchaser by the Closing Date true, accurate and complete copies of all visa petitions, entry permits and visa applications (and all supporting documents) submitted to the INS for all foreign employees and prospective foreign employees of Seller.

9.30 Redemption of and Settlement Offer/Agreements With Certain Shareholders and
     ---------------------------------------------------------------------------
     Performance  fo  Ballanytne  Consulting  Group,  Inc.  Basis  Point  Plan.
     -------------------------------------------------------------------------


                                      E97

     (a) Seller and Shareholders represent and warrant that on or about July 25, 2000 Seller entered into Purchase Agreements (the "Purchase Agreement" and the purchases of shares of Seller common stock thereunder, the "Minority Shareholder Purchases") with certain shareholders (the "Minority Shareholders") listed on Disclosure Schedule 9.30. In connection therewith, the Minority Shareholders consummated the Minority Shareholder Purchases. Seller and Shareholders represent and warrant that, in connection with the Minority Shareholder Purchases, they disclosed in all material facts concerning the Company and investment in Seller's common stock. On or about September 19, 2001, Seller has offered to the Minority Shareholders the opportunity to have the unpaid portion of share of Seller common stock redeemed through cancellation of the promissory note pursuant to which payments for the Minority Shareholder Purchases were being made. A number of Minority Shareholders have accepted such offer and entered into Settlement of Stockholder Purchase Agreements (the "Settlement Agreements" and the redemptions of Seller common stock thereunder, the "Redemptions"). Seller and Shareholders represent and warrant that in connection with the offer of redemption, the Redemptions and the Settlement Agreements, they have disclosed all material facts concerning this Agreement and Seller's and Shareholders' transactions with Purchaser, including material terms, conditions and considerations that occurred prior to the Redemptions. In making such disclosures to such shareholders and redeeming or having canceled the shares of common stock owned by such individuals, Seller and Shareholders did not make any untrue statement of a material fact or omit to state a material fact necessary to make all such statements and disclosures not misleading.

     (b) Seller and Shareholders represent and warrant that Seller will comply with and satisfy all obligations and liabilities of Seller and Shareholders under the Ballantyne Consulting Group, Inc. Basis Point Plan, it being understood that none of such obligations and liabilities are being assumed by Purchaser under this Agreement.

9.31 Full  Disclosure.
     ----------------

     None of the representations and warranties made by Seller named herein, or made on its behalf, including any disclosures made in the Disclosure Schedule, contains or will contain, to the best of Seller's or Shareholder's knowledge, any untrue statement of material fact or omits or will omit any material fact.

                                       10.
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER
                   -------------------------------------------

Purchaser hereby represents and warrants to the Seller that the following statements are true and correct as of the date hereof, and shall be true and correct as of the Closing Date:


                                      E98

10.1 Organization,  Good  Standing  and  Power  of  Purchaser.
     --------------------------------------------------------

     (a) Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and lawful authority to execute, deliver and perform this Agreement and conduct the Business of the Seller currently conducted by the Seller in each of the jurisdictions in which the Seller currently conducts the Business, which are the only jurisdictions where the failure to be so qualified by Purchaser will have a material adverse effect on the business prospects or financial condition of Purchaser.

10.2 Status  of  Agreements.
     ----------------------

     (a) All requisite corporate action (including action of its Board of Directors) to approve, execute, deliver and perform this Agreement and each of the other agreements, instruments and other documents to be delivered by and on behalf of Purchaser ("Other Purchaser Documents") in connection herewith has been taken by Purchaser. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser enforceable in accordance with its terms. All Other Purchaser Documents in connection herewith will, when executed and delivered, constitute the valid and binding obligation of Purchaser enforceable in accordance with their respective terms.

     (b) No authorization, approval, consent or order of, or registration, declaration or filing with, any court, governmental body or agency or other public or private body, entity or person is required (except for Purchaser's primary lenders, Deutsche Financial Services Company, et al, whose consent shall be obtained prior to Closing) in connection with the execution, delivery or performance of this Agreement or any Other Purchaser Documents in connection herewith.

     (c) Neither the execution, delivery nor performance of this Agreement or any of the Other Purchaser Documents in connection herewith does or will:

          (i) conflict with, violate or result in any breach of any judgment, decree, order, statute, ordinance, rule or regulation applicable to Purchaser;

          (ii) conflict with, violate or result in any breach of any agreement or instrument to which Purchaser is a party or by which Purchaser or any of Purchaser's assets or properties is bound, or constitute a default thereunder or give rise to a right of acceleration of an obligation of Purchaser; or

         (iii) conflict with or violate any provision of the Articles of Incorporation or By-Laws of Purchaser.

10.3 Brokers  and  Finders.
     ---------------------


                                      E99

     No broker, finder or other person or entity acting in a similar capacity has participated on behalf of Purchaser in bringing about the transaction herein contemplated, or rendered any service with respect thereto or been in any way involved therewith.

10.4 Financial  Matters.
     ------------------

     Purchaser has provided Seller with its parent company, Pomeroy Computer Resources, Inc., Form 10-Q filing for the period ending July 5, 2001. Since July 5, 2001, there have been no materially adverse changes in the results of operations or financial condition of Purchaser and Pomeroy Computer Resources, Inc., nor are there any demands, commitments, events of uncertainty known to Purchaser which could materially effect Purchaser or Pomeroy Computer Resources, Inc. of liquidity, capital resources or results of operation as of the date hereof.

10.5 Full  Disclosure.
     ----------------

     None of the representations and warranties made by Purchaser herein contains or will contain, to the best of Purchaser's knowledge, any untrue statement of material fact or omits or will omit any material fact.

                                       11.
                 SURVIVAL OF AND RELIANCE UPON REPRESENTATIONS,
                   WARRANTIES AND AGREEMENTS; INDEMNIFICATION
                   ------------------------------------------

11.1 Survival of Representations and Warranties.
     ------------------------------------------

     The parties acknowledge and agree that all representations, warranties and agreements contained in this Agreement or in any agreement, instrument, exhibit, certificate, schedule or other document delivered in connection herewith, shall survive the Closing and continue to be binding upon the party giving such representation, warranty or agreement and shall be fully enforceable to the extent provided for in Sections 11.3 and 11.4 hereof, at law or in equity, for the period beginning on the date of Closing and ending two (2) years thereafter, except for the representations, warranties and agreements designated and identified in Sections 9.3, 9.11, 9.12, 9.13,
     9.16 and 10.2 which shall survive the Closing and shall terminate in accordance with the statute of limitations governing written contracts in the State of North Carolina and Exhibits I, I-1 and I-2, and Exhibits J, J-1, J-2, J-3, J-4, J-5, J-6, J-7, J-8, J-9, J-10, J-11, J-12, J-13, J-14,
     J-15,  J-16,  J-17  and  J-18,  which  shall terminate as provided therein.

11.2 Reliance  Upon  and  Enforcement  of  Representations,  Warranties  and
     -----------------------------------------------------------------------
     Agreements.
     ----------

     (a) The Seller hereby agrees that, notwithstanding any right of Purchaser to fully investigate the affairs of Seller, and notwithstanding knowledge of facts determined or determinable by Purchaser pursuant to such investigation or right of investigation, Purchaser shall have the right to rely fully upon the representations, warranties and agreements of Seller and the Shareholders contained in this Agreement and upon the accuracy of any document, certificate or exhibit given or delivered to Purchaser pursuant to the provisions of this Agreement.


                                      E100

     (b) Purchaser hereby agrees that, notwithstanding any right of Seller to fully investigate the affairs of Purchaser, and notwithstanding knowledge of facts determined or determinable by Seller pursuant to such investigation or right of investigation, Seller have the right to rely fully upon the representations, warranties and agreements of Purchaser contained in this Agreement and upon the accuracy of any document, certificate or exhibit given or delivered to Seller pursuant to the provisions of this Agreement.

11.3 Indemnification  by  Seller  and  Shareholders.
     ----------------------------------------------

     Provided Purchaser makes a written claim for indemnification against Seller within any applicable survival period specified in Section 11.1, and subject to the limitations set forth in Section 11.7, the Seller and Shareholders (jointly and severally) shall indemnify Purchaser against and hold it harmless from any and all loss, damage, liability or deficiency ("Loss") resulting from or arising out of:

     (i) any inaccuracy in or breach of any representation, warranty, covenant, or obligation made or incurred by Seller or the Shareholders herein or in any other agreement, instrument or document delivered by or on behalf of Seller pursuant to the provisions of the Agreement;

     (ii) any imposition (including by operation of law) or attempted imposition by a third party upon Purchaser of any Excluded Liability of Seller which Purchaser has not specifically agreed to assume pursuant to
          Section  3.1  of  this  Agreement;

    (iii) any liability of Seller arising out of Seller's operation of the Business, its ownership or use of the Purchased Assets, or occupancy and use of the Real Estate prior to the Closing (except for any Assumed Liabilities described in Section 3.1) or other obligation incurred by or imposed upon Purchaser resulting from the failure of the parties to comply with the provisions of any law relating to bulk transfers which may be applicable to the transaction herein contemplated;

     (iv) any and all costs and expenses (including reasonable legal and accounting fees) related to any of the foregoing.

     Except  as  otherwise  provided  in this Agreement, nothing in this Section
     11.3 shall be construed to limit the amount to which, or the time by which, by reason of offset or otherwise, that Purchaser may recover from Seller or any Shareholder pursuant to this Agreement resulting from Seller's breach or violation of any representation, warranty, covenant or agreement contained herein or from any Shareholder's breach or violation of any representation made by such Shareholder herein.

     Any amounts to which Purchaser, its successors or assigns, is entitled to indemnification pursuant to the provisions of this Section, shall first be offset against the amount payable to Seller against the subordinated promissory note, then against any payments due under Sections 4.4 or 4.5. Provided, however, the offset in any one year may not exceed the aggregate amount payable of principal and interest due on said applicable


                                      E101
     subordinated promissory note for said year, and any amount, if any, payable under Sections 4.4 or 4.5 in the aggregate for such year.

11.4 Indemnification  by  Purchaser.
     ------------------------------

     Provided Shareholders and/or Seller make a written claim for indemnification against Purchaser within any applicable survival period specified in Section 11 and subject to the limitation set forth in Section 11.8, Purchaser shall indemnify Seller and each Shareholder against and hold them harmless from any and all loss, damage, liability or deficiency resulting from or arising out of: (i) any Assumed Liabilities of Purchaser;
     (ii) any liability of Purchaser arising out of Purchaser's operations subsequent to the Closing (except to the extent such liability is the result of a breach of a covenant or warranty of Seller hereunder); (iii) any inaccuracy in or breach of any representation, warranty, covenant or obligation made or incurred by Purchaser herein or in any other agreement, instrument, or document delivered by or on behalf of Purchaser pursuant to the provisions of this Agreement; and (iv) any and all related costs and expenses (including reasonable legal and accounting fees). Except as otherwise provided herein, nothing in this Section 11.4 shall be construed to limit the amount to which, or the time by which, by reason of offset or otherwise, that Seller may recover from Purchaser pursuant to this Agreement resulting from its breach or violation of any representation, warranty, covenant or agreement contained herein.

11.5 Notification  of  and  Participation  in  Claims.
     ------------------------------------------------

     (a) No claim for indemnification shall arise until notice thereof is given to the party from whom indemnity is sought. Such notice shall be sent within ten (10) days after the party to be indemnified has received notification of such claim, but failure to notify the indemnifying party shall in no event prejudice the right of the party to be indemnified under this Agreement, unless the indemnifying party shall be prejudiced by such failure and then only to the extent of such prejudice. In the event that any legal proceeding shall be instituted or any claim or demand is asserted by any third party in respect of which Seller/Shareholders on the one hand, or Purchaser on the other hand, may have an obligation to indemnify the other, the party asserting such right to indemnity (the "Party to be Indemnified") shall give or cause to be given to the party from whom indemnity is sought (the "Indemnifying Party") written notice thereof and the Indemnifying Party shall have the right, at its option and expense, to participate in the defense of such proceeding, claim or demand, but not to control the defense, negotiation or settlement thereof, which control shall at all times rest with the Party to be Indemnified, unless the Indemnifying Party irrevocably acknowledges in writing full and complete responsibility for and agrees to provide indemnification of the Party to be Indemnified, in which case such Indemnifying Party may assume such control through counsel of its choice and at its expense. In the event the Indemnifying Party assumes control of the defense, the Indemnifying Party shall not be responsible for the legal costs and expenses of the Party to be Indemnified in the event the Party to be Indemnified decides to join in such defense. The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such third party legal proceeding, claim or demand.

     (b) If the Party to be Indemnified is also the party controlling the defense, negotiation or settlement of any matter, and if the Party to be Indemnified determines to compromise the matter, the Party to be Indemnified shall immediately advise the Indemnifying Party of the


                                      E102
          terms and conditions of the proposed settlement. If the Indemnifying Party agrees to accept such proposal, the Party to be Indemnified shall proceed to conclude the settlement of the matter, and the Indemnifying Party shall immediately indemnify the Party to be Indemnified pursuant to the terms of Sections 11.3 and 11.4 hereunder. If the Indemnifying Party does not agree within fourteen (14) days to accept the settlement (said 14-day period to begin on the first business day following the date such party receives a complete copy of the settlement proposal), the Indemnifying Party shall immediately assume control of the defense, negotiation or settlement thereof, at that Indemnifying Party's expense. Thereafter, the Party to be Indemnified shall be indemnified in the entirety for any liability arising out of the ultimate defenses, negotiation or settlement of such matter.

     (c) If the Indemnifying Party is the party controlling the defense, negotiation or settlement of any matter, and the Indemnifying Party determines to compromise the matter, the Indemnifying Party shall immediately advise the Party to be Indemnified of the terms and conditions of the proposed settlement. If the Party to be Indemnified agrees to accept such proposal, the Indemnifying Party shall proceed to conclude the settlement of the matter and immediately indemnify the Party to be Indemnified pursuant to the terms of Sections 11.3 or 11.4 hereunder. If the Party to be Indemnified does not agree within fourteen (14) days to accept the settlement (said 14-day period to begin on the first business day following the date such party receives a complete copy of the settlement proposal), the Party to be Indemnified shall immediately assume control of the defense, negotiation or settlement thereof, at the Party to be Indemnified's expense. If the final amount paid to resolve the claim is less than the amount of the original proposed settlement made by the Indemnifying Party, then the Party to be Indemnified shall receive such indemnification pursuant to Sections 11.3 or 11.4 hereof, including any and all expenses incurred by the Party to be Indemnified incurred in connection with the defense, negotiation or settlement of such matter up to the maximum of the original proposed settlement. If the amount finally paid to resolve the claim is equal to or greater than the amount of the original proposed settlement proposed by the Indemnifying Party, then the Indemnifying Party shall provide indemnification pursuant to Sections 11.3 and 11.4 for the amount of the original settlement proposal submitted by the Indemnifying Party, and the Party to be Indemnified shall be responsible for all amounts in excess of the original settlement proposal submitted by the Indemnifying Party and all costs and expenses incurred by the Party to be Indemnified in connection with such defense, negotiation or settlement.

11.6 Excluded  Liabilities.
     ---------------------

     (a) Notwithstanding anything contained herein to the contrary, in the event any Excluded Liability would attach to the Purchased Assets under any successor liability statute or otherwise, notwithstanding the fact that such liability was an Excluded Liability, Seller and Shareholders shall be jointly and severally responsible for the payment of such Excluded Liability and the lien on the Purchased Assets (which would represent a breach of certain representations under the Agreement) related to such liability.


                                      E103

11.7 Limitation  on  Seller  and  Shareholder  Liability.
     ---------------------------------------------------

     Seller's and Shareholders' obligation to indemnify shall be subject to all of the following limitations:

     (a) All Losses shall be computed net of any insurance coverage received by Purchaser with respect thereto that reduces the Loss that would otherwise be sustained;

     (b) No indemnification shall be required under Section 11.3 until the aggregate amount of Purchaser's Losses exceeds $25,000; provided, however, that once Purchaser's Losses exceed $25,000, then indemnification shall be made without regard to such limitation;

     (c) The maximum liability that any Shareholder may be individually required to pay to Purchaser under this Section 11 shall not exceed an amount equal to the total consideration paid to Seller hereunder by Purchaser hereunder multiplied by the following respective percentages:

               M.  DeMeo              -          61%
               J.  Schmidt            -          7%
               S.  Schneider          -          17.5%
               D.  Tweedy             -          14.5%

11.8 Limitation  on  Purchaser's  Liability.
     --------------------------------------

     Notwithstanding anything contained in this Agreement to the contrary, the maximum amount that Purchaser may pay to the Seller under this Section 11 as a result of any and all breaches shall be limited to the total consideration paid under this Agreement by Purchaser to the Seller.


                                    12. THE CLOSING
                                        -----------

12.1 Date,  Time  and  Place  of  Closing.
     ------------------------------------

     Consummation of the transactions contemplated hereby (the "Closing") shall take place on September 20, 2001 (the "Closing Date"), at 9:00 a.m. EDT at the offices of Lindhorst & Dreidame Co., LPA, 312 Walnut Street, Suite 2300, Cincinnati, Ohio 45202, or on such other Closing Date, or at such other time and/or place as the parties may mutually agree upon.

12.2 Conditions  Precedent  to  Purchaser's  Obligations.
     ---------------------------------------------------

     The obligation of Purchaser to perform in accordance with this Agreement and to consummate the transactions herein contemplated is subject to the satisfaction of the following conditions at or before the Closing:

     (a) Seller shall have complied with and performed all of the representations, warranties, agreements and covenants hereunder required to be performed by it prior to or at the Closing;


                                      E104

     (b) There shall be no pending or threatened legal action which, if successful, would prohibit consummation or require substantial rescission of the transactions contemplated by this Agreement;

     (c) The business, aggregate properties and operations of the Seller shall not have been materially adversely affected as a result of any fire, accident or other casualty or any labor disturbance or act of God or the public enemy, and there shall otherwise have been no material adverse change to the business, aggregate properties, or operations of the Seller since August 31st, 2001;

     (d) Seller shall have delivered to Purchaser at or before the Closing, the following documents, all of which shall be in form and substance reasonably acceptable to Purchaser and its counsel:

          (i)  The  instruments  of  transfer  required by Sections 2.5 and 2.6;

          (ii) Releases (or copies thereof) of all liens, claims, charges, encumbrances, security interests and restrictions on the Purchased Assets necessary to provide Purchaser with good title to the Purchased Assets at the Closing;

          (iii)Certified copies of the corporate actions taken by the Board of Directors and Shareholders of Seller authorizing the execution, delivery and performance of this Agreement;

          (iv) Certificates of Existence for Seller from the Secretary of State of North Carolina dated no earlier than fifteen (15) days prior to Closing;

          (vi) Opinion Letter of Morris, Manning & Martin, L.P. containing the opinions set forth in Exhibit K;

          (vii)The Seller and each Shareholder and the shareholders listed on Disclosure Schedule 7.2 shall have entered into the
               non-competition   agreements  as  set  forth  in  the  respective
               Exhibits;

         (viii)M. DeMeo, J. Schmidt and S. Schneider shall have entered into Employment Agreements as set forth in the respective Exhibits;

     (f) Purchaser shall have received assurances in form and substance satisfactory to it (that may include insurance certificates) that Seller has made all provisions necessary under applicable law, with regard to an employer's obligation to provide for a continuation of health insurance and other benefits of any employee, who is not employed by Seller following termination of employment.

12.3 Conditions  Precedent  to  Seller's  Obligations.
     ------------------------------------------------


                                      E105

     The obligation of Seller to perform in accordance with this Agreement and to consummate the transactions herein contemplated is subject to the satisfaction of the following conditions at or before the Closing:

     (a) Performance by Purchaser of all of the representa-tions, warranties, agreements and covenants to be performed by it at or before the Closing;

     (b) There shall be no pending or threatened legal action which, if successful, would prohibit consummation or require substantial rescission of the transactions contemplated by this Agreement;

     (c) Purchaser's representations and warranties shall be true and correct as of the Closing Date;

     (d) Purchaser shall deliver to the Seller at or before the Closing the following documents, all of which shall be in form and substance acceptable to the Seller and its counsel:

          (i) A certified or bank cashier's check or wire transfer for the aggregate amount to be paid to Seller at the Closing pursuant to
               Section  4.2(a)  hereof;

          (ii) A  Promissory  Note  as  set  forth  in  Section  4.2(b)  hereof;

          (iii) An assumption of liability agreement under which Purchaser assumes the liabilities set forth in Section 3.1;

          (iv) Certified copies of the corporate actions taken by Purchaser authorizing the execution, delivery and performance of this Agreement;

          (v) Certificate of Good Standing for Purchaser from the Secretary of State of Delaware dated no earlier than fifteen (15) days prior to the date of Closing;

          (vi) Opinion Letter of Lindhorst & Dreidame, counsel for Purchaser, addressed to Seller and dated the Closing Date, containing the opinions set forth in Exhibit L.


                                       13.
                               GENERAL PROVISIONS
                               ------------------

13.1 Publicity.
     ---------

     All public announcements relating to this Agreement or the transactions contemplated hereby will be made by Purchaser with the consent of the Seller, which consent will not be unreasonably withheld, except for any disclosure which may be required because of Purchaser's parent company, PCR, being a publicly-traded corporation on the over-the-counter market.


                                      E106

13.2 Expenses.
     --------

     Purchaser will bear and pay all of its expenses incident to the transactions contemplated by this Agreement which are incurred by Purchaser or its representatives, and Seller shall bear and pay all of the expenses incident to the transactions contemplated by this Agreement which are incurred by Seller or its representatives.

13.3 Notices.
     -------

     All notices and other communications required by this Agreement shall be in writing and shall be deemed given if delivered by hand or mailed by registered mail or certified mail, return receipt requested, to the appropriate party at the following address (or at such other address for a party as shall be specified by notice pursuant hereto):

     (a)  If  to  Purchaser  to:

                Pomeroy  Select  Integration  Solutions,  Inc.
                1020  Petersburg  Road
                Hebron,  Kentucky  41048

          With  a  copy  to:

                James  H.  Smith  III,  Esq.
                Lindhorst  &  Dreidame
                312  Walnut  Street,  Suite  2300
                Cincinnati,  Ohio  45202

     (b)  If  to  Seller,  to:

                Ballantyne  Consulting  Group,  Inc.
                14445  W.  Lee  Court
                Charlotte,  North  Carolina  28277

          With  a  copy  to:

                Robert  M.  Donlon
                Morris,  Manning  &  Martin,  L.P.
                6000  Fairview  Road,  Suite  1125
                Charlotte,  NC  28210

     (c)  If  to  Shareholders,  to:

                Mark  DeMeo
                10745  Alexander  Mill  Drive
                Charlotte,  North  Carolina  28277


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
                Joe  Schmidt
                6380  Maid  Marion  Close
                Alpharetta,  Georgia  30005

                Scott  Schneider
                14445  W.  Lee  Court
                Charlotte,  North  Carolina  28277

                Dale  Tweedy
                4800  Fortunes  Ridge  Trail
                Charlotte,  North  Carolina  28269

13.4 Binding  Effect.
     ---------------

     Except as may be otherwise provided herein, this Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

13.5 Headings.
     --------

     The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

13.6 Exhibits.
     --------

     The Exhibit and Disclosure Schedule referred to in this Agreement constitute an integral part of this Agreement as if fully rewritten herein.

13.7 Counterparts.
     ------------

     This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which constitute together one and the same document.



13.8 Governing  Law.
     --------------

     This Agreement shall be construed in accordance with and governed by the laws of the State of Kentucky, without regard to its laws regarding conflict of laws.

13.9 Severability.
     ------------

     If any provision of this Agreement shall be held unenforceable, invalid, or void to any extent for any reason, such provision shall remain in force and


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     effect  to  the maximum extent allowable, if any, and the enforceability or validity of the remaining provisions of this Agreement shall not be affected thereby.

13.10 Waivers;  Remedies  Exclusive.
      -----------------------------

     No waiver of any right or option hereunder by any party shall operate as a waiver of any other right or option, or the same right or option with respect to any subsequent occasion for its exercise, or of any right to damages. No waiver by any party of any breach of this Agreement or of any representation or warranty contained herein shall be held to constitute a waiver of any other breach or a continuation of the same breach. No waiver of any of the provisions of this Agreement shall be valid and enforceable unless such waiver is in writing and signed by the party granting the same. Except as otherwise provided in the Subordinated Promissory Note, Employment Agreements, and the Covenant Not to Compete Agreements, the indemnification provided for by Section 12 herein shall constitute the exclusive remedy of any party with respect to (i) the matters for which such indemnification is provided and (ii) any other matters arising out of, relating to or connected with this Agreement or the transactions contemplated hereby, and whether any claims or causes of action asserted with respect to any such matters are brought in contract, tort or other legal theory whatsoever. Such limitations set forth in this Section 15.10 shall not impair the rights of any of the parties: (a) to seek non-monetary equitable relief, including (without limitation) specific performance or injunctive relief to address any default or breach of this Agreement; or
     (b) to seek enforcement, collection, damages or any non-monetary equitable relief to address any subsequent default or breach of any transfer document, assumption, consent or agreement to be delivered at Closing hereunder or to seek declaratory relief or any related relief relating to certain issues that may arise under Sections 4.6, 5.1 and 5.2. In connection with the seeking of any non-monetary equitable relief, each of the parties acknowledge and agree that the other parties hereto would be damaged irrevocably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties hereto agree that the other parties hereto shall be entitled to an injunction or injunctions or prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof by any competent court having jurisdiction over the parties. Accordingly, each of the parties hereto agree that the other parties hereto shall be entitled to an injunction or injunctions or prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and conditions hereof by any state court of competent jurisdiction. The parties hereby consent to exclusive jurisdiction of venue in the state courts of Mecklenberg County, North Carolina, or if there is exclusive federal jurisdiction, the United States District Court for the Western District of North Carolina, shall have exclusive jurisdiction and venue over any dispute arising out of this Agreement.

13.11 Assignments.
      -----------

     Except as otherwise provided in this Agreement, no party shall assign its rights or obligations hereunder prior to Closing without the prior written consent of the other party.

13.12 Entire  Agreement.
      -----------------

     This Agreement and the agreements, instruments and other documents to be delivered hereunder constitute the entire understanding and agreement concerning the subject matter hereof. All negotiations between the parties hereto are merged into this Agreement, and there are no representations, warranties, covenants, understandings, or agreements, oral or otherwise, in relation thereto between the parties other than those incorporated herein and to be delivered hereunder. Except as otherwise expressly contemplated by this Agreement, nothing expressed or implied in this Agreement is intended or shall be construed so as to grant or confer on any person, firm


                                      E109
     or corporation other than the parties hereto any rights or privilege hereunder. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto.

13.13 Business  Records.
      -----------------

     Seller and each Shareholder shall be permitted to retain copies of such books and records relating to the Purchased Assets and relating to the accounting and tax matters of the Business and to have access to all original copies of records so delivered to Purchaser at reasonable times, for any reasonable business purpose, for a period of six (6) years after the Closing.

13.14 Dissolution  of  Seller.
      -----------------------

     Purchaser acknowledges that following the Closing, Seller may adopt a plan of liquidation with the intent to dissolve the corporation. Provided, however, Seller and each Shareholder agree that the plan of liquidation will not be effectuated and implemented by Seller until all the conditions set forth in Section 2 of this Agreement regarding the transfer of all the respective purchased assets have been effectuated by Seller. Seller acknowledges that Purchaser will suffer irreparable harm in the event that Seller would liquidate prior to satisfying all of its obligations under the terms of this Agreement and the exhibits hereto.

13.15 Effective  Date  of  Agreement.
      -------------------------------

     This Agreement shall be effective at the close of business on the Closing Date.


                                       14.
                            CONSENT TO GRANTING OF A
                            ------------------------
                   SECURITY INTEREST IN ACQUISITION DOCUMENTS
                   ------------------------------------------

14.1 Seller consents and agrees that upon the Closing of this transaction, Purchaser shall have the right to grant to Deutsche Financial Services Corporation, as Administrative Agent for the benefit of various lenders under a Credit Facilities Agreement, and Purchaser and various Affiliates of such parties, a first priority security interest and lien on all of Purchaser's rights, remedies, claims and interests under all the acquisition documents for this transaction.

Seller agrees to execute at Closing an assignment of rights agreement, a copy of which is attached hereto as Exhibit M.

     The parties hereto have executed this Agreement as of the date first above written.


WITNESSES:                           BALLANTYNE  CONSULTING  GROUP,  INC.


___________________________          By:__________________________________


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
___________________________          Its:  _______________________________


                                     POMEROY  SELECT  INTEGRATION
                                     SOLUTIONS,  INC.


___________________________          By:__________________________________

___________________________



___________________________          SHAREHOLDERS:


___________________________          _____________________________________
                                     MARK  DeMEO

___________________________


___________________________          _____________________________________
                                     JOE  SCHMIDT

___________________________


___________________________          _____________________________________
                                     SCOTT  SCHNEIDER

___________________________


___________________________          _____________________________________
                                     DALE  TWEEDY


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